UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Active Fixed
Income ETFs
Annual Report
July 31, 2021

■ Hartford Core Bond ETF
■ Hartford Municipal Opportunities ETF
■ Hartford Schroders Tax-Aware Bond ETF
■ Hartford Short Duration ETF
■ Hartford Total Return Bond ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Annual Report covering the year from August 1, 2020 to July 31, 2021.
Market Review
During the 12 months ended July 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 36.45%. The strong returns for the period reflected a broadly shared optimism among investors that a genuine economic recovery had taken root in spite of the long, tough year spent battling the coronavirus (COVID-19) pandemic and its grim consequences.
The summer months of 2020 began with the hope provided by a brief leveling off in virus infections, that conditions were returning to normal, which prompted a resumption of mask-less social gatherings. However, the summer and fall saw an uptick in infection cases that continued into the winter. Adding to the broad sense of disquiet was the divisive U.S. presidential election campaign.
November 2020, however, brought the resolution of the election, as well as the long-hoped-for announcement that a pair of COVID-19 vaccines were being made ready for approval and distribution. The news provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by Congress in late December 2020.
As federal, state, and local health officials geared up for one of the largest mass-vaccination programs in history, the markets proved resilient as the S&P 500 Index continued the long streak of positive returns that began in April 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. The new package provided, among other things, stimulus checks, additional unemployment aid, funding for school re-openings, new child-tax credits, and improved financial support for small businesses. By the end of the Fund’s fiscal year, a new legislative proposal for an infrastructure spending package was gaining momentum.
On the monetary front, the U.S. Federal Reserve continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. In March 2021, interest rates on 10-year Treasuries briefly rose to nearly 1.75%, triggering a debate over the possible return of inflation. A surprise 5.4% rise in the Consumer Price Index in June 2021 added more fuel to the debate over whether higher prices for gasoline, used cars, housing, travel, and consumer staples reflected the temporary supply dislocations of a suddenly re-opened economy, or the start of something more persistent.
As the period ended, vaccination rates in the U.S. began to wane as widespread early adoption gave way to diminishing participation. With only 50% of all U.S. residents having been fully vaccinated by July 20212 amid pockets of resistance and hesitancy, the end of the Fund’s fiscal year brought an alarming resurgence of cases linked to the COVID-19 Delta variant, particularly among the unvaccinated.
As we grapple with the uncertainties surrounding attempts to re-open schools and places of employment, markets may continue to be volatile. Nowadays, it’s more important than ever to maintain a strong relationship with a financial professional.
Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1] S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.
[2] USAFacts.org, “What’s the nation’s progress on vaccinations?”

1S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Active Fixed Income ETFs
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and sub-sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Core Bond ETF
 Fund Overview
 July 31, 2021 (Unaudited)

Inception 02/19/2020 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (02/19/2020 - 07/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ending 07/31/2021
	1 Year	Since Inception[1]
Core Bond ETF (NAV Return)	-0.59%	4.30%
Core Bond ETF (Market Price Return)	-0.57%	4.38%
Bloomberg U.S. Aggregate Bond Index	-0.70%	3.34%

[1]	Inception: 02/19/2020
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2021.

2

Hartford Core Bond ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Core Bond ETF returned -0.59% based on net asset value for the one-year period ended July 31, 2021, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.70% for the same period. The Fund underperformed the +0.82% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed returns during the trailing one-year period ended July 31, 2021, with lower-quality sectors performing best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.70% during the period, driven by rising U.S. Treasury yields. Yields rose significantly in the first quarter of 2021 following an improving growth outlook and a focus on higher inflation expectations, offsetting price appreciation from the narrowing of spreads.
The U.S. Federal Reserve (Fed) took the view that the rise in yields reflected an improving economic outlook and pledged to maintain accommodative monetary policy despite updating its forecast to potentially start raising interest rates by 2023. Credit spreads tightened throughout the period as COVID-19 vaccination rates increased and economic data further recovered.
Spread sectors (non-government bonds) generally outperformed duration-equivalent government bonds for the one-year period. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. Investment-grade corporate spreads compressed by 0.47%, while high-yield corporate spreads compressed by 1.94%, according to Bloomberg Index data.
Global central banks maintained highly accommodative policy stances, although by the end of the period signs emerged of divergence from the previously synchronized stimulative global monetary policies that had been in place since the onset of the COVID-19 pandemic. At the start of the period, the Fed extended its emergency liquidity provisions, and by the end of the period it discussed the appropriate timing to begin tapering its large-scale asset purchases. The Fed updated its forecast for raising interest rates, signaling that interest-rate hikes could begin in 2023. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the one-year period after having expanded the program at the end of 2020 and the first quarter of 2021.
Globally, economic activity that had dropped off sharply in the aftermath of the COVID-19 economic shutdowns started to rebound as economies reopened. Global gross domestic product (GDP) growth continued to recover during the latter part of the one-year period, although GDP contracted further in Europe and Japan. The U.S. labor market continued to improve, while the housing market remained resilient amid record-low supply. Eurozone manufacturing, as measured by the Purchasing Managers’ Index (PMI), jumped to an all-time high amid skyrocketing input prices and significant supply bottlenecks. Euro-area consumer and business confidence indicators improved amid easing of lockdowns. In China, manufacturing data rebounded from record lows, and robust shipments bolstered exports.
Over the one-year period ended July 31, 2021, the U.S. dollar broadly weakened against most major currencies. Easy monetary policy in the U.S., especially early in the period, and a general risk-on environment supported other major currencies, with the safe-haven Japanese yen being an exception. European currencies generally ended higher versus the U.S. dollar, supported by recovering economic growth, an acceleration of vaccination rollouts, and the launch of the European Union (EU) Next Generation Fund, a recovery package designed to support EU member states affected by the COVID-19 pandemic.
Absolute returns were mixed across fixed income sectors for the one-year period. On an excess return basis, sectors with the lowest credit rating were among the best performers.
The Fund’s allocations to securitized sectors such as non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) were the primary driver of the Fund’s outperformance relative to the Bloomberg U.S. Aggregate Bond Index as spreads narrowed over most of the period in sync with other corporate credit markets. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) had a positive impact on the Fund’s results as inflation expectations rose during the period. Within

3

Hartford Core Bond ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

agency mortgage-backed securities (MBS), an allocation to collateralized mortgage obligations (CMOs) contributed favorably to relative results over the one-year period, while positioning within MBS pass-throughs had a muted impact.
The Fund held tactical interest-rate positions during the period, including interest rate futures and swaps, which detracted from relative results.
The Fund’s credit positioning had an overall negligible impact on performance relative to the Bloomberg U.S. Aggregate Bond Index during the year ended July 31, 2021, as a positive impact from an overweight to the industrials and utilities sectors was offset by a negative impact from security selection within corporate sectors.
What is the outlook as of the end of the period?
We maintain a moderately pro-cyclical posture, while aiming to mitigate risk and maintain liquidity, as the economy continues to recover amid a healing labor market and an improving COVID-19 vaccine distribution/public health backdrop. However, we believe that COVID-19 variants pose a risk to this economic recovery. The Fund ended the one-year period with an overweight positioning to investment-grade credit. Additionally, the Fund maintained an overweight to agency MBS pass-throughs with a focus on relative value opportunities and income, as we believe that Fed purchases will continue to support MBS markets despite the anticipation of tighter monetary policy in the future. The Fund also held structured finance tied to residential mortgages, high quality CLOs, CMOs, and senior CMBS tranches with what we believe is attractive collateral.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market, can result in additional price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	12.9%
Corporate Bonds	28.3
Foreign Government Obligations	1.5
Municipal Bonds	0.5
U.S. Government Agencies(2)	35.3
U.S. Government Securities	48.2
Total	126.7%
Short-Term Investments	6.5
Purchased Options	0.0 *
Other Assets & Liabilities	(33.2)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of July 31, 2021.
4

Hartford Municipal Opportunities ETF
 Fund Overview
 July 31, 2021 (Unaudited)

Inception 12/13/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Comparison of Change in Value of $10,000 Investment (12/13/2017 - 07/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ending 07/31/2021
	1 Year	Since Inception[1]
Municipal Opportunities ETF (NAV Return)	4.40%	4.82%
Municipal Opportunities ETF (Market Price Return)	4.24%	4.82%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	2.40%	3.87%

[1]	Inception: 12/13/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2021.

5

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Municipal Opportunities ETF returned 4.40%, based on net asset value, for the year ended July 31, 2021, outperforming its benchmark, the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.40% for the same period. The Fund also outperformed the 3.38% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets largely generated negative total returns over the one-year period ended July 31, 2021. Negative total returns were driven by rising U.S. Treasury yields as the U.S. Federal Reserve (Fed) took the view that the rise in yields reflected an improving economic outlook early in calendar year 2021. Spread sectors (non-government bonds) generally outperformed duration-equivalent Treasuries. Early in the period, spread tightening was driven by encouraging vaccine trials and the easing of COVID-19 restrictions, which led to improved economic data. Later, spreads continued to tighten as central banks aimed to mitigate risks, the pace of vaccine distribution increased, and credit fundamentals improved.
On the monetary side, the Fed maintained a highly accommodative policy during the latter half of 2020 and provided additional assurance that asset buying would continue for the foreseeable future. Developed-market central banks, including the Fed, looked through higher inflation numbers early in 2021 and did not raise rates, which was against the market’s expectation of earlier rate hikes. More recently, the Fed updated its forecast to potentially begin raising interest rates in 2023 and acknowledged discussing when it ought to start tapering its large-scale asset purchases. On the fiscal side, the American Rescue Plan Act of 2021 (American Rescue Plan) provided meaningful support to the economy early in 2021.
Against this backdrop, tax-exempt municipal bonds, as measured by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a positive total return of 2.40% for the one-year period, outperforming duration-equivalent Treasuries. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the period, though to a lesser degree than the increase seen in duration-equivalent Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period from 118.2% to 66.1%.
Security selection within investment-grade revenue bonds was the primary driver of the Fund’s outperformance relative to the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index. Security selection within the healthcare, tax/lease and education sectors were the main contributors to relative performance. An out-of-benchmark allocation to high-yield municipals, particularly revenue bonds, also contributed to the Fund’s performance relative to the index. Additionally, an underweight to and security selection within investment-grade GOs, both state and local, contributed to returns. Duration/yield curve positioning moderately detracted from relative performance. The Fund held an overweight position further out on the yield curve, which detracted from performance as yields moderately increased at the intermediate and long portions of the municipal curve.
Derivatives were not used in the Fund during the period and, therefore, did not have any impact on performance during the period.
What is the outlook as of the end of the period?
We expect continued improvement in municipal issuer fundamentals helped by increased federal aid and investment, encouraging progress with the COVID-19 vaccination roll-out, and broader economic re-opening as the year progresses. State and local governments have held up well through the pandemic. Local governments benefited from a strong housing market and property-tax-driven revenue bases. While states lost revenue from sales and other taxes, income tax collections were resilient, allowing many issuers to operate with minimal impact to their credit profiles. With the American Rescue Plan, many state and local governments are receiving aid they no longer imminently need, and budgets are moving even further into surplus. Infrastructure investment appears to be high on the federal legislative agenda, which may directly impact most municipal bond sectors. We are continuing to monitor this situation closely. While current valuations are tight, we believe spreads could tighten further amid strong demand for the asset class, driven by the prospect of higher taxes as well as a favorable fundamental backdrop. The positive impact from federal spending varies by municipal issuer, especially relative to valuations, and we continue to see attractive opportunities to add value through security selection.
Within general obligation debt, revenue outperformance, significant fiscal stimulus, and positive investment returns have created a supportive credit backup for state governments. We believe the next year will likely be marked by stable to improving credit ratings and outlooks given recent balance sheet strength and revenue growth. Generally solid reserve levels and a heavy reliance on property taxes have provided much-needed revenue stability for the local government

6

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

sector. American Rescue Plan funds are expected to provide additional financial flexibility and be credit-supportive to those municipalities that have experienced losses in income and sales tax revenues.
For the healthcare sector, most volume has returned to near pre-pandemic levels or better, though this varies by region and across services. Recovery volume is sharply higher overall, leading to revenue growth; operating cash flow may lag its 2019 levels but should be better than 2020 for most healthcare providers. On top of healthy investment returns, healthcare providers continue to hold 30-50 days cash from Medicare advanced payments and deferred payroll taxes (to be repaid through 2022). We expect ongoing tight cost controls through the second half of 2021 and further release of capital spending restraints. We believe that merger and acquisition (M&A) activity will likely accelerate into 2022, although proposed federal restrictions may create an added layer of regulatory overview. Most credit-rating agencies signaled stability for the sector through the remainder of 2021. For healthcare providers with exaggerated financial weakness entering or emerging from the pandemic, nationally recognized statistical rating organizations (NRSRO) are most likely to consider credit-rating downgrades.
Within the lifecare sector, occupancy and revenues remain low compared to pre-pandemic levels, but the outlook appears to be improving with most facilities reopened for resident activities, in-person sales and marketing events. Full recovery will likely take time, and while a strong housing market continues to support the sector, facilities are still impacted by local infection rates and state specific restrictions both of which could escalate due to variants. Despite weak cash flows, liquidity held stable for most facilities supported by stimulus funding, Paycheck Protection Program receipts, and investment returns.
Within the transportation sector, airline passenger recovery has occurred much faster than anticipated, reaching 75% of pre-pandemic levels as of July 31, 2021. Airports have received $20 billion in stimulus funds, which more than covers the losses that have occurred at the vast majority of facilities. The airport financing model has proved to be resilient throughout this pandemic given the rate setting flexibility, strong liquidity, and federal/state/local support. Toll road recovery has been much quicker than anticipated, and a full return to pre-pandemic levels is now expected in 2022 as opposed to 2024. Ports have minimum annual guarantees that cover operations and debt service regardless of the volume of throughput at their facilities.
Within the special tax sector, revenues have started to recover, and systematic downgrade risk appears to have abated. The sector continues to be supported by adequate debt service coverage and debt service reserve funds, providing a much-needed cushion should pledged revenues soften.
Within the public power sector, issuers benefit from unfettered rate-setting flexibility, generally affordable rates, and a high level of essentiality. Therefore, the credit quality of the sector is expected to hold up well despite the potential near-term drop in commercial/industrial consumption.
For higher education, undergraduate enrollment is expected to rebound for Fall 2021. There should be continued growth across graduate and certificate programs as the adult learner seeks to reskill. Fiscal stimulus of $77 billion is supportive of university operating budgets. Strong investment returns and fundraising are supportive of balance sheet as well as overall debt capacity. Institutions are positioned to move to hybrid learning if there is a resurgence this fall on campus.
At the sector level, the Fund was overweight tax-exempt municipal revenue bonds at the end of the one-year period, with a focus on those in the healthcare, housing, and transportation sectors. The Fund also continued to hold an out-of-benchmark allocation to tax-exempt high-yield bonds. Finally, the Fund was underweight tax-exempt pre-refunded and general obligation debt in favor of revenue and high-yield debt.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
7

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

Composition of Municipal Bonds(1)
as of 07/31/2021
Municipal Bonds	Percentage of Net Assets
Airport	5.7%
Development	4.2
Education	2.4
General Obligation	9.0
Higher Education	3.4
Housing	2.3
Medical	4.6
Mello-Roos District	1.0
Multifamily Housing	0.5
Nursing Homes	7.4
Other (2)	18.3
Pollution	0.7
Power	6.3
School District	4.8
Single Family Housing	7.2
Student Loan	2.9
Tobacco	2.2
Transportation	8.7
Utilities	3.9
Water	0.8
Total	96.3%
Short-Term Investments	3.4
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
8

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview
 July 31, 2021 (Unaudited)

Inception 04/18/2018 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Comparison of Change in Value of $10,000 Investment (04/18/2018 - 07/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ending 07/31/2021
	1 Year	Since Inception[1]
Tax-Aware Bond ETF (NAV Return)	1.64%	4.78%
Tax-Aware Bond ETF (Market Price Return)	1.12%	4.79%
Bloomberg Municipal Bond Index	3.29%	5.15%

[1]	Inception: 04/18/2018
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.40%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2021.

9

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

Portfolio Managers
Lisa Hornby, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
Neil G. Sutherland, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
Julio C. Bonilla, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
David May
Portfolio Manager
Schroder Investment Management North America Inc.

Manager Discussion
How did the Fund perform during the period?
Hartford Schroders Tax-Aware Bond ETF returned 1.64% based on net asset value for the year ended July 31, 2021, trailing the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned 3.29% for the same period. The Fund also underperformed the 4.79% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the year.
Why did the Fund perform this way?
The year ended July 31, 2021 was notable for the increased risk tolerance within the market, as the massive amounts of economic support provided by the U.S. Federal Reserve (Fed) and global central banks drove prices higher from the levels seen in the second quarter of 2020. Risk assets, including both investment-grade corporate bonds and tax-exempt municipal bonds, saw positive excess returns relative to U.S. Treasuries for the year, as investors were encouraged by the response to the COVID-19 pandemic. For the year, investment grade corporate bonds, as represented by the Bloomberg Corporate Bond Index, had excess returns of 5.38% compared to Treasuries, whereas tax-exempt municipal bonds, as represented by the ICE BofA US Large Cap Municipal Securities Index, had excess returns of 7.90% relative to Treasuries. Tax-exempt bonds have been one of the best-performing sectors in investment-grade fixed income in terms of excess returns due to strong technical measures (such as inflows into the sector for 51 out of 53 weeks through the week ending July 28, 2021) and a belief that higher taxes may be forthcoming with new stimulus packages from President Biden. Taxable municipal bonds also experienced positive performance, posting 6.51% of excess returns compared to Treasuries, and performing better than corporate bonds. The one notable data point is that Treasury rates, as measured by the 10-year term, were higher over the period, which negatively impacted absolute returns. At one point, rates were up as much as 120 bps, peaking in March 2021; since then, they have rallied as expectations for higher rates and higher inflation have been challenged.
The Fund trailed the Bloomberg Municipal Bond Index for the year due to a mixture of yield curve impacts, sector selection, and issue selection. As part of the portfolio management team’s investment strategy, the Fund is not managed to a benchmark in terms of duration or sector allocations. The negative yield curve impacts were directly the result of this mismatch, with the flatter Treasury curve negatively impacting the Fund, which had more exposure at shorter durations. Given the excess returns of risk assets, the Fund’s modest allocation to Treasuries was the main factor resulting in negative sector selection. Within the Fund’s tax-exempt exposure, although the top line value was modestly negative, there were mostly offsetting impacts from the underweight to the transportation sector (which had a negative impact) and the positive impact from the underweight to general obligation bonds. With the re-opening economy, sectors such as transportation rallied from extremely low levels on the expectation that commuting and travel would return to normal. The Fund’s out-of-benchmark exposure to corporate bonds detracted from performance; however, this was offset by the positive impact from a small allocation to agency mortgage-backed securities. Issue selection within tax-exempts was notably negative and generally sourced from all sub-sectors. Much of these negative results were due to the shorter duration of the Fund, as rallying markets for risk assets generally favored longer-duration bonds.
Additionally, the Fund’s small derivatives exposure, specifically Treasury futures used to manage duration, was modestly additive to for the one-year period.
What is the outlook as of the end of the period?
Valuations notwithstanding, we believe that the backdrop for risk assets looks quite positive. Monetary and fiscal policy are aligned for the first time in many years, resulting in a supportive economic backdrop. The Fed, after adopting a view that tilted slightly more toward tighter monetary policy in June, has kept looser monetary policy in place, and in our view, remains miles behind the curve based on most metrics. With the U.S. unemployment rate at 5.9% and inflation running north of 3%, the Fed’s rate model would imply a federal funds target rate of 5%. Admittedly, this view should account for base effects in inflation and the fact that the Fed appears to want

10

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

the economy to continue to expand. Although many believe that policy rates should be higher, and the Fed should no longer be adding to its balance sheet at this juncture. The U.S. central bank continues to add liquidity to the system, buying $120 billion worth of bonds each month. On the fiscal side, transformative policy initiatives concerning fiscal strategy have emerged as a result of the Biden administration assuming control in Washington, DC. Following the $1.9 trillion COVID relief stimulus bill passed in March on a Reconciliation vote, the newly Democratic-controlled Congress has embarked on an aggressive campaign to fund a two-track infrastructure program that could reach $6-7 trillion. Given these dynamics, we believe that pockets of value within fixed income remain, but as always, valuations remain as the portfolio management team’s most reliable tool, and the Fund enters the second half of 2021 with a more defensive posture than it had earlier in the year.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	31.1%
Municipal Bonds	55.1
U.S. Government Securities	13.1
Total	99.3%
Short-Term Investments	2.3
Other Assets & Liabilities	(1.6)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
11

Hartford Short Duration ETF
 Fund Overview
 July 31, 2021 (Unaudited)

Inception 05/30/2018 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (05/30/2018 - 07/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ending 07/31/2021
	1 Year	Since Inception[1]
Short Duration ETF (NAV Return)	2.69%	3.77%
Short Duration ETF (Market Price Return)	2.64%	3.77%
Bloomberg 1-3 Year U.S. Government/Credit Index	0.43%	2.85%

[1]	Inception: 05/30/2018
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2021.

12

Hartford Short Duration ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

Portfolio Managers
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Hartford Short Duration ETF returned 2.69% based on net asset value for the one-year period ended July 31, 2021, outperforming its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index, which returned 0.43% for the same period. The Fund outperformed the 2.00% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed returns during the trailing one-year period ended July 31, 2021, with lower-quality sectors performing best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.70% during the period, driven by rising U.S. Treasury yields. Yields rose significantly in the first quarter of 2021 following an improving growth outlook and a focus on higher inflation expectations, offsetting price appreciation from spread compression.
The U.S. Federal Reserve (Fed) took the view that the rise in yields reflected an improving economic outlook and pledged to maintain accommodative monetary policy despite updating its forecast to potentially start raising interest rates by 2023. Credit spreads tightened throughout the period as COVID-19 vaccination rates increased and economic data further recovered.
Spread sectors (non-government bonds) generally outperformed duration-equivalent government bonds for the one-year period. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. Investment-grade corporate spreads compressed by 0.47%, while high-yield corporate spreads compressed by 1.94%, according to Bloomberg Index data.
Global central banks maintained highly accommodative policy stances, although by the end of the period signs emerged of divergence from the previously synchronized global monetary stimulus that had been in place since the onset of the COVID-19 pandemic. At the start of the period, the Fed extended its emergency liquidity provisions, and by the end of the period it discussed the appropriate timing to begin tapering its large-scale asset purchases. The Fed updated its forecast for raising interest rates, signaling that interest-rate hikes could begin in 2023. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the one-year period after having expanded the program at the end of 2020 and the first quarter of 2021.
Globally, economic activity that had dropped off sharply in the aftermath of the COVID-19 economic shutdowns started to rebound as economies reopened. Global gross domestic product (GDP) growth continued to recover during the latter part of the one-year period, although GDP contracted further in Europe and Japan. The U.S. labor market continued to improve, while the housing market remained resilient amid record-low supply. Eurozone manufacturing, as measured by the Purchasing Managers’ Index (PMI), jumped to an all-time high amid skyrocketing input prices and significant supply bottlenecks. Euro-area consumer and business confidence indicators improved amid easing of lockdowns. In China, manufacturing data rebounded from record lows, and robust shipments bolstered exports.
Over the one-year period ended July 31, 2021, the U.S. dollar broadly weakened against most major currencies. Easy monetary policy in the U.S., especially early in the period, and a general risk-on environment supported other major currencies, with the safe-haven Japanese yen being an exception. European currencies generally ended higher versus the U.S. dollar, supported by recovering economic growth, an acceleration of vaccination rollouts, and the launch of the European Union (EU) Next Generation Fund, a recovery package designed to support EU member states affected by the COVID-19 pandemic.
Absolute returns were mixed across fixed income sectors for the one-year period. On an excess return basis, sectors with the lowest credit rating were among the best performers.
The Fund’s overweight to and security selection within investment-grade credit was the largest contributor to performance relative to the Bloomberg 1-3 Year U.S. Government/Credit Index. Specifically, overweights to and security selection within the financials and industrials sectors aided performance. Out-of-benchmark allocations to high yield and bank loans also contributed to relative performance. Out-of-benchmark allocations to the securitized sectors also contributed to relative performance, particularly asset backed securities (ABS), mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS). Duration/yield curve positioning detracted from relative performance, primarily due to an overweight to the 5-year portion of the curve.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
At the end of the period, the Fund maintained exposure to bank loans and high-yield credit and continued to have an overweight position in investment-grade corporate credit, favoring the financials and industrials sectors. Additionally, the Fund maintained allocations to agency MBS and non-agency MBS. The Fund’s positioning also continued to favor ABS, higher-quality collateralized loan obligations

13

Hartford Short Duration ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

(CLOs), as well as CMBS. We continue to see select opportunities when combining fundamentals and valuations across the corporate and securitized sectors. Our base case expectation is that the strong pace of COVID-19 vaccinations in the U.S. in the spring has enabled faster–than-expected reopening in most parts of the country. This has provided a strong boost to economic activity, which has supported the continuing improvement of corporate fundamentals. While the Fed’s policy on asset purchases remains unchanged over the near term, we expect that the likelihood of tapering asset purchases has increased for later this year or early next year. In terms of interest-rate hikes, as we had previously expected, there now appears to be a more material chance of an initial interest-rate hike in 2022, with several Fed governors now expressing this view. In addition, federal fiscal stimulus has been very high and is likely to continue to be high into 2022.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	21.5%
Corporate Bonds	46.6
Municipal Bonds	0.2
Senior Floating Rate Interests	19.6
U.S. Government Agencies(2)	7.1
U.S. Government Securities	2.7
Total	97.7%
Short-Term Investments	3.9
Other Assets & Liabilities	(1.6)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of July 31, 2021.
14

Hartford Total Return Bond ETF
 Fund Overview
 July 31, 2021 (Unaudited)

Inception 09/27/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (09/27/2017 - 07/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ending 07/31/2021
	1 Year	Since Inception[1]
Total Return Bond ETF (NAV Return)	1.26%	4.85%
Total Return Bond ETF (Market Price Return)	1.38%	4.89%
Bloomberg U.S. Aggregate Bond Index	-0.70%	4.13%

[1]	Inception: 09/27/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2021.

15

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Total Return Bond ETF returned 1.26%, based on net asset value, for the year ended July 31, 2021, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.70% for the same period. The Fund also outperformed the 0.82% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed returns during the trailing one-year period ended July 31, 2021, with lower-quality sectors performing best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.70% during the period, driven by rising U.S. Treasury yields. Yields rose significantly in the first quarter of 2021 following an improving growth outlook and a focus on higher inflation expectations, offsetting price appreciation resulting from the narrowing of spreads.
The U.S. Federal Reserve (Fed) took the view that the rise in yields reflected an improving economic outlook and pledged to maintain accommodative monetary policy despite updating its forecast to potentially start raising interest rates by 2023. Credit spreads tightened throughout the period as COVID-19 vaccination rates increased and economic data further recovered.
Spread sectors (non-government bonds) generally outperformed duration-equivalent government bonds for the one-year period. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. Investment-grade corporate spreads compressed by 0.47%, while high-yield corporate spreads compressed by 1.94%, according to Bloomberg Index data.
Global central banks maintained highly accommodative policy stances, although by the end of the period signs emerged of divergence from the previously synchronized stimulative global monetary policies that had been in place since the onset of the COVID-19 pandemic. At the start of the period, the Fed extended its emergency liquidity provisions, and by the end of the period it discussed the appropriate timing to begin tapering its large-scale asset purchases. The Fed updated its forecast for raising interest rates, signaling that interest-rate hikes could begin in 2023. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the one-year period after having expanded the program at the end of 2020 and the first quarter of 2021.
Globally, economic activity that had dropped off sharply in the aftermath of the COVID-19 economic shutdowns started to rebound as economies reopened. Global gross domestic product (GDP) growth continued to recover during the latter part of the one-year period, although GDP contracted further in Europe and Japan. The U.S. labor market continued to improve, while the housing market remained resilient amid record-low supply. Eurozone manufacturing, as measured by the Purchasing Managers’ Index (PMI), jumped to an all-time high amid skyrocketing input prices and significant supply bottlenecks. Euro-area consumer and business confidence indicators improved amid easing of lockdowns. In China, manufacturing data rebounded from record lows, and robust shipments bolstered exports.
Over the one-year period ended July 31, 2021, the U.S. dollar broadly weakened against most major currencies. Easy monetary policy in the U.S., especially early in the period, and a general risk-on environment supported other major currencies, with the safe-haven Japanese yen being an exception. European currencies generally ended higher versus the U.S. dollar, supported by recovering economic growth, an acceleration of vaccination rollouts, and the launch of the European Union (EU) Next Generation Fund, a recovery package designed to support EU member states affected by the COVID-19 pandemic.
Absolute returns were mixed across fixed income sectors for the one-year period. On an excess return basis, sectors with the lowest credit rating were among the best performers.
The Fund’s out-of-benchmark allocations to high-yield bonds and bank loans were the primary drivers of the Fund’s outperformance relative to the Bloomberg U.S. Aggregate Bond Index, particularly within the industrials sector, as spreads continued to tighten across credit sectors during the period. The Fund’s allocation to securitized sectors such as non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and collateralized loan obligations (CLOs) also contributed favorably to performance relative to the index as spreads

16

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2021 (Unaudited)

narrowed over most of the period in sync with other corporate credit markets. The Fund’s allocation to emerging-markets sovereign and corporate debt had a positive impact on relative performance. The Fund’s positioning within investment-grade credit also contributed to relative performance. Additionally, the Fund’s allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to relative results as inflation expectations increased during the period. Positioning within agency mortgage-backed securities (MBS) had a positive impact on relative results.
The Fund held tactical interest-rate positions during the period, including interest rate futures and swaps, which detracted overall from relative results.
What is the outlook as of the end of the period?
The Fund maintains a moderately pro-cyclical posture as the economy continues to recover, while seeking to preserve cash and liquidity, amid a healing labor market and an improving COVID-19 vaccine distribution/public health backdrop. However, we believe that COVID-19 variants pose a risk to this recovery. The Fund ended the period with an underweight positioning to investment-grade credit in favor of higher-yielding and securitized sectors. The Fund maintained an overweight to agency MBS pass-throughs with a focus on relative value opportunities and income, as we believe that Fed purchases will continue to support MBS markets despite the anticipation of tighter monetary policy in the future. The Fund also held structured finance exposure tied to residential mortgages, high quality CLOs, CMOs, and senior CMBS tranches with what we believe is attractive collateral. The Fund holds an out-of-benchmark allocation to high yield, as we expect default rates to continue to decline over the coming year, and maintains an allocation to bank loans. The Fund continues to hold select exposure to emerging-markets debt.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market, can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	21.3%
Corporate Bonds	32.6
Foreign Government Obligations	6.5
Municipal Bonds	1.6
Senior Floating Rate Interests	6.0
U.S. Government Agencies(2)	39.6
U.S. Government Securities	22.5
Total	130.1%
Short-Term Investments	1.3
Purchased Options	0.0 *
Other Assets & Liabilities	(31.4)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of July 31, 2021.
17

Hartford Active Fixed Income ETFs
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year U.S. Government/Credit Index* is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index. Effective August 24, 2021, “Barclays” was removed from the index’s name.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index* is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. Effective August 24, 2021, “Barclays” was removed from the index’s name.
Bloomberg Municipal Bond Index* is an unmanaged index of municipal bonds with maturities greater than two years. Effective August 24, 2021, “Barclays” was removed from the index’s name.
Bloomberg U.S. Aggregate Bond Index* is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Effective August 24, 2021, “Barclays” was removed from the index’s name.
“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by HFMC.The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index (es), which is determined, composed and calculated by BISL without regard to HFMC or the Fund. Bloomberg has no obligation to take the needs of HFMC or the owners of the Fund into consideration in determining, composing or calculating the above referenced Bloomberg index (es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERGINDEX (ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONSTHEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX (ES)OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLYDISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THEABOVE REFERENCED BLOOMBERG INDEX (ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TOTHE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES,CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURYOR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING INCONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO—WHETHERARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
* Reflects no deduction for fees, expenses or taxes.

18

Hartford Active Fixed Income ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of February 1, 2021 through July 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses paid during the period February 1, 2021 through July 31, 2021	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses paid during the period February 1, 2021 through July 31, 2021	Annualized expense ratio
Hartford Core Bond ETF	$ 1,000.00	$ 1,001.80	$ 1.44	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Municipal Opportunities ETF	$ 1,000.00	$ 1,015.10	$ 1.45	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Schroders Tax-Aware Bond ETF	$ 1,000.00	$ 1,004.30	$ 1.94	$ 1,000.00	$ 1,022.86	$ 1.96	0.39%
Hartford Short Duration ETF	$ 1,000.00	$ 1,005.00	$ 1.44	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Total Return Bond ETF	$ 1,000.00	$ 1,005.10	$ 1.44	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
19

Hartford Core Bond ETF
Schedule of Investments
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.9%
	Asset-Backed - Automobile - 0.1%
$ 30,292	American Credit Acceptance Receivables Trust 0.62%, 10/13/2023(1)	$ 30,308
105,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	106,310
105,000	Westlake Automobile Receivables Trust 1.65%, 02/17/2026(1)	106,703
		243,321
	Asset-Backed - Credit Card - 0.0%
110,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	110,446
	Asset-Backed - Finance & Insurance - 1.4%
	BlueMountain CLO Ltd.
250,000	1.23%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	250,129
470,000	1.35%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	470,078
	Carlyle U.S. CLO Ltd.
270,000	1.15%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	269,737
250,000	1.25%, 04/20/2034, 3 mo. USD LIBOR + 1.080%(1)(2)	250,217
270,000	Dryden 55 CLO Ltd. 1.15%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	269,916
270,000	KKR CLO Ltd. 1.13%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	270,017
270,000	Madison Park Funding Ltd. 1.39%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(2)	270,862
340,000	Redding Ridge Asset Management LLC 1.19%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	340,197
345,000	Regatta Funding Ltd. 1.29%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	345,178
390,000	Sound Point CLO Ltd. 1.21%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	389,899
	Towd Point Mortgage Trust
282,072	2.75%, 10/25/2057(1)(3)	288,272
69,575	3.25%, 03/25/2058(1)(3)	72,035
150,000	Venture CLO Ltd. 1.38%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	150,179
		3,636,716
	Commercial Mortgage-Backed Securities - 2.7%
	Benchmark Mortgage Trust
563,374	1.52%, 01/15/2054(3)(4)	67,357
619,404	1.79%, 07/15/2053(3)(4)	69,626
	BX Commercial Mortgage Trust
336,445	0.89%, 12/15/2036, 1 mo. USD LIBOR + 0.800%(1)(2)	336,868
214,481	1.01%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	214,952
87,843	Citigroup Commercial Mortgage Trust 3.61%, 11/10/2048	92,636
	Commercial Mortgage Trust
35,000	3.18%, 02/10/2048	37,618
150,000	3.31%, 03/10/2048	162,093
210,000	3.61%, 08/10/2049(1)(3)	224,982
30,000	CSAIL Commercial Mortgage Trust 4.36%, 11/15/2051(3)	33,800
100,000	CSMC Trust 2.26%, 08/15/2037(1)	103,709
	DBJPM Mortgage Trust
469,397	1.71%, 09/15/2053(3)(4)	47,795
46,905	3.04%, 05/10/2049	49,336
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.9% - (continued)
	Commercial Mortgage-Backed Securities - 2.7% - (continued)
	FREMF Mortgage Trust
$ 295,000	3.59%, 04/25/2048(1)(3)	$ 319,229
90,000	3.67%, 11/25/2049(1)(3)	96,799
230,000	3.76%, 07/25/2026(1)(3)	250,972
225,000	3.94%, 06/25/2049(1)(3)	249,828
315,000	4.15%, 08/25/2047(1)(3)	343,019
375,000	GS Mortgage Securities Trust 3.44%, 11/10/2049(3)	414,232
200,000	Hawaii Hotel Trust 1.24%, 05/15/2038, 1 mo. USD LIBOR + 1.150%(1)(2)	200,434
	JPMBB Commercial Mortgage Securities Trust
143,220	2.95%, 06/15/2049	150,554
150,000	3.24%, 10/15/2050	161,646
86,149	3.56%, 12/15/2048	91,255
635,000	3.58%, 03/15/2049	696,331
	Morgan Stanley Bank of America Merrill Lynch Trust
100,000	2.92%, 02/15/2046	102,729
210,000	3.53%, 12/15/2047	226,498
150,000	One Market Plaza Trust 3.61%, 02/10/2032(1)	152,631
50,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	52,128
100,000	VNDO Mortgage Trust 3.00%, 11/15/2030(1)	102,485
	Wells Fargo Commercial Mortgage Trust
360,000	3.15%, 05/15/2048	386,734
86,767	3.52%, 12/15/2048	91,660
420,000	3.64%, 03/15/2050	469,790
235,000	3.81%, 12/15/2048	260,952
	Wells Fargo N.A.
4,032,276	0.65%, 11/15/2062(3)(4)	193,204
1,502,632	1.35%, 11/15/2053(3)(4)	154,900
1,281,321	1.79%, 03/15/2063(3)(4)	174,802
170,000	2.04%, 02/15/2054	172,305
145,000	4.41%, 11/15/2061(3)	171,039
49,297	WFRBS Commercial Mortgage Trust 2.98%, 06/15/2046	50,331
		7,177,259
	Other Asset-Backed Securities - 3.2%
	Affirm Asset Securitization Trust
114,412	1.90%, 01/15/2025(1)	115,305
47,109	3.46%, 10/15/2024(1)	47,712
100,000	Arbor Realty Collateralized Loan Obligation Ltd. 1.19%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	100,063
150,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	150,026
380,000	Bain Capital Credit CLO Ltd. 1.32%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)(5)	380,109
137,416	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	138,909
	Bayview Opportunity Master Fund Trust
105,922	3.50%, 06/28/2057(1)(3)	108,328
165,482	4.00%, 10/28/2064(1)(3)	169,037
246,409	Carlyle Global Market Strategies CLO Ltd. 1.21%, 05/15/2031, 3 mo. USD LIBOR + 1.050%(1)(2)	246,588
300,000	CIFC Funding Ltd. 1.78%, 08/24/2032, 3 mo. USD LIBOR + 1.650%(1)(2)	300,565
16,066	Consumer Loan Underlying Bond CLUB Credit Trust 2.26%, 03/15/2028(1)	16,122
154,612	Domino's Pizza Master Issuer LLC 2.66%, 04/25/2051(1)	161,306

The accompanying notes are an integral part of these financial statements.
20

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.9% - (continued)
	Other Asset-Backed Securities - 3.2% - (continued)
$ 385,000	Madison Park Funding Ltd. 1.25%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	$ 385,223
250,000	Magnetite Ltd. 1.23%, 07/20/2031, 3 mo. USD LIBOR + 1.100%(1)(2)	250,279
17,667	Marlette Funding Trust 2.39%, 12/17/2029(1)	17,745
81,933	Mill City Mortgage Loan Trust 3.50%, 05/25/2058(1)(3)	83,586
235,000	Navient Private Education Refi Loan Trust 0.97%, 12/16/2069(1)	234,978
330,000	New Residential Advance Receivables Trust 1.43%, 08/15/2053(1)	330,792
305,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	305,897
270,000	Octagon Investment Partners Ltd. 1.46%, 10/15/2032, 3 mo. USD LIBOR + 1.330%(1)(2)	270,386
250,000	Palmer Square CLO Ltd. 1.83%, 07/15/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	250,378
150,000	Pretium Mortgage Credit Partners LLC 1.87%, 07/25/2051(1)(6)	150,158
100,000	Regional Management Issuance Trust 2.34%, 10/15/2030(1)	102,088
395,000	RR LLC 1.23%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	395,470
150,000	SCF Equipment Leasing 1.19%, 10/20/2027(1)	150,948
60,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	60,421
75,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	75,294
	Towd Point Mortgage Trust
170,479	1.75%, 10/25/2060(1)	172,836
42,969	2.75%, 08/25/2055(1)(3)	43,317
255,907	2.75%, 10/25/2056(1)(3)	259,735
303,034	2.75%, 06/25/2057(1)(3)	311,549
225,076	2.75%, 07/25/2057(1)(3)	229,286
74,077	2.90%, 10/25/2059(1)(3)	76,766
292,268	3.72%, 03/25/2058(1)(3)	308,125
180,000	Upstart Securitization Trust 0.83%, 07/20/2031(1)	180,015
235,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	237,085
211,096	VCAT LLC 1.74%, 05/25/2051(1)(6)	211,515
390,000	Venture CLO Ltd. 1.31%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	390,130
233,089	VOLT XCIX LLC 2.12%, 04/25/2051(1)(6)	236,411
178,136	VOLT XCV LLC 2.24%, 03/27/2051(1)(6)	180,711
300,000	Wellfleet CLO Ltd. 1.34%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	299,923
205,000	Wendy's Funding LLC 2.37%, 06/15/2051(1)	208,510
99,750	Wingstop Funding LLC 2.84%, 12/05/2050(1)	103,608
		8,447,235
	Packaging & Containers - 0.4%
235,000	245 Park Avenue Trust 3.51%, 06/05/2037(1)	259,708
230,000	Tricolor Auto Securitization Trust 0.74%, 04/15/2024(1)	229,999
660,000	Venture CLO Ltd. 1.26%, 07/15/2032	660,000
		1,149,707
	Telecommunications - 0.0%
61,469	GCAT Trust 1.56%, 04/25/2065(1)(6)	61,751
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.9% - (continued)
	Trucking & Leasing - 0.2%
$ 410,000	Dryden 86 CLO Ltd. 1.24%, 07/17/2034, 3 mo. USD LIBOR + 1.100%(1)(2)(5)	$ 410,160
	Whole Loan Collateral CMO - 4.9%
	Angel Oak Mortgage Trust
231,099	0.91%, 01/25/2066(1)(3)	234,685
165,868	0.99%, 04/25/2053(1)(3)	165,940
167,138	0.99%, 04/25/2066(1)(3)	168,277
301,184	1.07%, 05/25/2066(1)(3)	301,695
87,372	1.47%, 06/25/2065(1)(3)	87,837
129,272	1.69%, 04/25/2065(1)(3)	130,427
75,521	Angel Oak Mortgage Trust LLC 3.65%, 09/25/2048(1)(3)	75,972
58,950	Arroyo Mortgage Trust 3.81%, 01/25/2049(1)(3)	60,102
117,282	BRAVO Residential Funding Trust 0.94%, 02/25/2049(1)(3)	117,447
	Bunker Hill Loan Depositary Trust
138,533	1.72%, 02/25/2055(1)(3)	140,148
56,456	2.88%, 07/25/2049(1)(6)	57,269
274,000	COLT Funding LLC 0.92%, 08/25/2066(1)(3)	274,511
	COLT Mortgage Loan Trust
111,392	0.80%, 07/27/2054(1)(3)	111,217
204,657	0.91%, 06/25/2066(1)(3)	204,167
52,814	1.26%, 09/25/2065(1)(3)	52,979
161,043	1.33%, 10/26/2065(1)(3)	161,297
327,685	1.39%, 01/25/2065(1)(3)	330,961
127,706	1.51%, 04/27/2065(1)(3)	127,966
290,000	Credit Suisse Mortgage Capital Certificates 0.94%, 05/25/2066(1)(3)	289,998
	CSMC Trust
150,615	0.83%, 03/25/2056(1)(3)	152,752
337,456	1.18%, 02/25/2066(1)(3)	342,812
224,217	1.21%, 05/25/2065(1)(6)	225,522
102,770	1.80%, 12/27/2060(1)(3)	103,365
242,628	2.00%, 01/25/2060(1)(3)	249,123
	Deephaven Residential Mortgage Trust
80,298	0.72%, 05/25/2065(1)(3)	80,238
100,970	0.90%, 04/25/2066(1)(3)	100,871
100,330	1.69%, 05/25/2065(1)	100,801
	Ellington Financial Mortgage Trust
81,232	0.80%, 02/25/2066(1)(3)	81,020
97,186	0.93%, 06/25/2066(1)(3)	97,471
70,747	1.18%, 10/25/2065(1)(3)	70,850
1,944	Galton Funding Mortgage Trust 3.50%, 11/25/2057(1)(3)	1,944
	GCAT Trust
272,819	0.87%, 01/25/2066(1)(3)	276,944
194,357	1.04%, 05/25/2066(1)(3)	194,357
45,953	2.25%, 01/25/2060(1)(6)	46,584
	Legacy Mortgage Asset Trust
106,792	1.75%, 04/25/2061(1)(6)	108,268
137,294	1.75%, 07/25/2061(1)(6)	137,580
	MetLife Securitization Trust
60,546	3.75%, 03/25/2057(1)(3)	63,090
78,643	3.75%, 04/25/2058(1)(3)	81,027
	MFA Trust
66,107	1.01%, 01/26/2065(1)(3)	66,186
187,264	1.15%, 04/25/2065(1)(3)	189,986
142,932	Mill City Mortgage Loan Trust 3.25%, 10/25/2069(1)(3)	150,950

The accompanying notes are an integral part of these financial statements.
21

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.9% - (continued)
	Whole Loan Collateral CMO - 4.9% - (continued)
	New Residential Mortgage Loan Trust
$ 170,425	0.94%, 07/25/2055(1)(3)	$ 170,625
140,874	0.94%, 09/25/2058(1)(3)	141,707
56,272	1.65%, 05/24/2060(1)(3)	56,888
166,840	3.50%, 12/25/2057(1)(3)	172,678
24,983	3.75%, 03/25/2056(1)(3)	26,397
66,627	3.75%, 11/25/2058(1)(3)	71,677
286,653	4.00%, 03/25/2057(1)(3)	307,455
304,216	4.00%, 12/25/2057(1)(3)	326,116
317,390	NMLT Trust 1.19%, 05/25/2056(1)(3)	317,462
328,590	OBX Trust 1.07%, 02/25/2066(1)(3)	328,956
	Preston Ridge Partners Mortgage Trust LLC
140,000	1.32%, 07/25/2051(1)(3)(5)	139,999
193,633	1.79%, 06/25/2026(1)(6)	193,726
350,000	1.79%, 07/25/2026	349,998
373,776	1.87%, 04/25/2026(1)(6)	378,276
97,983	2.12%, 03/25/2026(1)(3)	99,353
79,830	2.36%, 11/25/2025(1)(6)	80,110
189,767	2.86%, 09/25/2025(1)(6)	190,878
382,756	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)(6)	383,059
168,141	RCO VII Mortgage LLC 1.87%, 05/25/2026(1)(6)	168,292
145,380	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	145,155
28,649	Seasoned Credit Risk Transfer Trust 2.50%, 08/25/2059	29,720
	Starwood Mortgage Residential Trust
114,670	0.94%, 05/25/2065(1)(3)	115,401
58,080	1.49%, 04/25/2065(1)(3)	58,329
303,928	Starwood Residential Mortgage Trust 1.22%, 05/25/2065(1)(3)	304,757
	Toorak Mortgage Corp. Ltd.
253,000	1.15%, 07/25/2056(1)(3)	253,265
190,000	2.24%, 06/25/2024(1)(6)	190,276
381,279	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(3)	389,759
88,794	VCAT LLC 2.12%, 03/27/2051(1)(6)	89,078
	Verus Securitization Trust
178,555	0.92%, 02/25/2064(1)(3)	178,880
246,000	0.94%, 07/25/2066(1)(3)	246,024
134,858	1.03%, 02/25/2066(1)(3)	134,904
113,472	1.22%, 05/25/2065(1)(6)	113,737
91,778	1.50%, 05/25/2065(1)(6)	92,446
98,871	2.69%, 11/25/2059(1)(3)	100,601
254,838	VOLT XCIII LLC 1.89%, 02/27/2051(1)(6)	254,724
193,930	VOLT XCIV LLC 2.24%, 02/27/2051(1)(6)	194,249
73,343	VOLT XCVIII LLC 2.12%, 04/25/2051(1)(6)	74,378
986,061	Wells Fargo N.A. 0.96%, 02/15/2052(3)(4)	57,838
		12,941,809
	Total Asset & Commercial Mortgage-Backed Securities (cost $34,092,283)	$ 34,178,404
CORPORATE BONDS - 28.3%
	Aerospace/Defense - 0.5%
366,000	Boeing Co. 5.04%, 05/01/2027	$ 423,610
	L3Harris Technologies, Inc.
72,000	3.85%, 06/15/2023	76,394
100,000	4.40%, 06/15/2028	116,767
102,000	Lockheed Martin Corp. 3.80%, 03/01/2045	120,913
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Aerospace/Defense - 0.5% - (continued)
$ 255,000	Northrop Grumman Corp. 5.15%, 05/01/2040	$ 342,430
252,000	United Technologies Corp. 4.45%, 11/16/2038	311,683
		1,391,797
	Agriculture - 0.2%
64,000	Altria Group, Inc. 3.88%, 09/16/2046	64,760
112,000	Archer-Daniels-Midland Co. 3.25%, 03/27/2030	125,399
	BAT Capital Corp.
215,000	2.26%, 03/25/2028	216,272
55,000	3.46%, 09/06/2029	58,811
95,000	BAT International Finance plc 1.67%, 03/25/2026	95,945
		561,187
	Auto Manufacturers - 0.1%
294,000	General Motors Co. 6.13%, 10/01/2025	347,944
	Beverages - 0.8%
	Anheuser-Busch InBev Worldwide, Inc.
692,000	3.75%, 07/15/2042	771,441
31,000	4.35%, 06/01/2040	37,504
	Coca-Cola Co.
330,000	2.25%, 01/05/2032	344,310
110,000	3.00%, 03/05/2051	118,857
104,000	Constellation Brands, Inc. 3.60%, 02/15/2028	116,200
400,000	Diageo Capital plc 2.00%, 04/29/2030	406,776
	PepsiCo, Inc.
314,000	1.63%, 05/01/2030	314,506
5,000	2.63%, 03/19/2027	5,413
109,000	3.63%, 03/19/2050	130,395
		2,245,402
	Biotechnology - 0.3%
142,000	Amgen, Inc. 2.45%, 02/21/2030	148,600
	Gilead Sciences, Inc.
500,000	1.65%, 10/01/2030	491,989
5,000	3.65%, 03/01/2026	5,540
	Royalty Pharma plc
15,000	1.75%, 09/02/2027(1)	15,083
105,000	2.20%, 09/02/2030(1)	104,393
		765,605
	Chemicals - 0.2%
	Air Products and Chemicals, Inc.
5,000	1.50%, 10/15/2025	5,139
15,000	1.85%, 05/15/2027	15,554
209,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	225,512
	LYB International Finance LLC
45,000	1.25%, 10/01/2025	45,251
150,000	3.80%, 10/01/2060	167,574
	Sherwin-Williams Co.
67,000	2.30%, 05/15/2030	69,234
2,000	2.95%, 08/15/2029	2,177
		530,441
	Commercial Banks - 6.7%
	Bank of America Corp.
315,000	1.66%, 03/11/2027, (1.66% fixed rate until 03/11/2026; 3 mo. USD LIBOR + 0.910% thereafter)(7)	319,951
435,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 3 mo. USD LIBOR + 0.825% thereafter)(7)	428,175

The accompanying notes are an integral part of these financial statements.
22

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Commercial Banks - 6.7% - (continued)
$ 432,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	$ 452,644
1,105,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.320% thereafter)(7)	1,153,556
485,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(7)	502,059
155,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(7)	166,807
161,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(7)	183,040
503,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(7)	607,944
400,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(7)	413,748
	Citigroup, Inc.
200,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD LIBOR + 0.669% thereafter)(7)	201,076
270,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD LIBOR + 0.770% thereafter)(7)	270,238
681,000	3.20%, 10/21/2026	741,654
1,040,000	3.70%, 01/12/2026	1,154,581
	Goldman Sachs Group, Inc.
55,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(7)	54,117
190,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(7)	192,806
931,000	2.60%, 02/07/2030	971,566
460,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(7)	475,658
67,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(7)	79,441
	HSBC Holdings plc
815,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(7)	817,093
200,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD LIBOR + 1.290% thereafter)(7)	201,144
205,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(7)	238,341
	JP Morgan Chase & Co.
1,643,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD LIBOR + 1.160% thereafter)(7)	1,714,494
825,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(7)	857,226
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Commercial Banks - 6.7% - (continued)
$ 85,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(7)	$ 90,337
130,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(7)	138,230
95,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(7)	101,060
77,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(7)	92,004
218,000	KeyCorp. 2.55%, 10/01/2029	230,995
	Morgan Stanley
160,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(7)	162,366
235,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(7)	228,203
95,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(7)	93,251
317,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(7)	333,819
700,000	3.88%, 01/27/2026	784,704
91,000	3.97%, 07/22/2038, (3.97% fixed rate until 07/22/2037; 3 mo. USD LIBOR + 1.455% thereafter)(7)	107,397
400,000	4.30%, 01/27/2045	499,255
136,000	PNC Financial Services Group, Inc. 2.55%, 01/22/2030	144,024
164,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	170,579
	State Street Corp.
177,000	2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. USD SOFR + 0.940% thereafter)(7)	186,569
172,000	2.90%, 03/30/2026, (2.90% fixed rate until 03/30/2025; 3 mo. USD SOFR + 2.600% thereafter)(7)	184,368
500,000	Truist Bank 2.25%, 03/11/2030	517,659
160,000	Truist Financial Corp. 1.89%, 06/07/2029, (1.89% fixed rate until 06/07/2028; 3 mo. USD LIBOR + 0.862% thereafter)(7)	163,233
	Wells Fargo & Co.
958,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 1.087% thereafter)(7)	1,001,694
181,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(7)	251,812
		17,678,918
	Commercial Services - 0.2%
	Global Payments, Inc.
162,000	2.90%, 05/15/2030	171,949
162,000	3.20%, 08/15/2029	175,278
70,000	Howard University 3.48%, 10/01/2041	73,482
100,000	Howard University (AGM Insured) 2.90%, 10/01/2031	104,396
		525,105

The accompanying notes are an integral part of these financial statements.
23

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Construction Materials - 0.1%
$ 159,000	Carrier Global Corp. 2.24%, 02/15/2025	$ 166,376
	Diversified Financial Services - 0.4%
444,000	BlackRock, Inc. 1.90%, 01/28/2031	452,405
400,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	403,492
150,000	Mastercard, Inc. 2.95%, 03/15/2051	158,721
		1,014,618
	Electric - 3.7%
	Alabama Power Co.
100,000	3.45%, 10/01/2049	112,293
42,000	4.15%, 08/15/2044	51,556
397,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	442,069
154,000	Commonwealth Edison Co. 2.55%, 06/15/2026	164,739
1,273,000	Dominion Energy, Inc. 2.85%, 08/15/2026	1,369,124
	Duke Energy Corp.
1,025,000	2.55%, 06/15/2031	1,058,883
615,000	2.65%, 09/01/2026	654,964
162,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	175,527
200,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	201,186
124,000	Evergy, Inc. 2.90%, 09/15/2029	133,203
	Exelon Corp.
100,000	3.95%, 06/15/2025	110,338
105,000	4.70%, 04/15/2050	136,214
	Georgia Power Co.
99,000	2.10%, 07/30/2023	102,384
356,000	4.30%, 03/15/2042	424,960
297,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	317,230
454,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	465,892
354,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	452,259
112,000	Oncor Electric Delivery Co. LLC 2.95%, 04/01/2025	119,966
585,000	Pacific Gas and Electric Co. 2.50%, 02/01/2031	551,287
660,000	Public Service Enterprise Group, Inc. 1.60%, 08/15/2030	635,978
	Puget Energy, Inc.
469,000	3.65%, 05/15/2025	507,080
77,000	4.10%, 06/15/2030	87,323
	Sempra Energy
47,000	3.40%, 02/01/2028	51,926
162,000	4.00%, 02/01/2048	185,885
464,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	495,742
	Southern California Edison Co.
42,000	2.25%, 06/01/2030	42,209
72,000	2.85%, 08/01/2029	75,854
246,000	3.65%, 02/01/2050	250,605
132,000	4.00%, 04/01/2047	139,598
	Southern Co.
4,000	3.25%, 07/01/2026	4,370
252,000	3.70%, 04/30/2030	283,337
		9,803,981
	Environmental Control - 0.0%
50,000	Waste Management, Inc. 2.00%, 06/01/2029	51,330
	Food - 0.4%
247,000	Conagra Brands, Inc. 4.85%, 11/01/2028	296,542
257,000	General Mills, Inc. 2.88%, 04/15/2030	276,305
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Food - 0.4% - (continued)
	Hormel Foods Corp.
$ 105,000	0.65%, 06/03/2024	$ 105,340
20,000	1.70%, 06/03/2028	20,335
265,000	Mondelez International, Inc. 1.50%, 02/04/2031(8)	254,414
		952,936
	Gas - 0.3%
62,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	65,033
	NiSource, Inc.
647,000	3.49%, 05/15/2027	719,377
77,000	3.60%, 05/01/2030	86,098
		870,508
	Healthcare - Products - 0.5%
400,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	426,980
	Boston Scientific Corp.
337,000	1.90%, 06/01/2025	349,262
324,000	3.75%, 03/01/2026	361,587
67,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	72,865
		1,210,694
	Healthcare - Services - 0.7%
	Anthem, Inc.
25,000	2.25%, 05/15/2030	25,664
107,000	2.88%, 09/15/2029	115,250
71,000	4.38%, 12/01/2047	88,875
117,000	CommonSpirit Health 2.76%, 10/01/2024	123,235
520,000	HCA, Inc. 2.38%, 07/15/2031	524,893
130,000	Humana, Inc. 2.15%, 02/03/2032	130,411
	Kaiser Foundation Hospitals
190,000	2.81%, 06/01/2041	198,921
95,000	3.00%, 06/01/2051	100,509
112,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	118,933
60,000	Sutter Health 3.36%, 08/15/2050	65,316
	UnitedHealth Group, Inc.
220,000	2.30%, 05/15/2031	228,916
87,000	4.75%, 07/15/2045	116,689
		1,837,612
	Household Products - 0.0%
72,000	Estee Lauder Cos., Inc. 2.60%, 04/15/2030	77,049
	Insurance - 0.7%
611,000	American International Group, Inc. 2.50%, 06/30/2025	644,816
197,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	247,988
470,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	474,089
	Marsh & McLennan Cos., Inc.
86,000	3.88%, 03/15/2024	93,075
180,000	4.75%, 03/15/2039	234,858
5,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	5,790
172,000	Progressive Corp. 3.20%, 03/26/2030	191,574
44,000	Willis North America, Inc. 2.95%, 09/15/2029	46,584
		1,938,774

The accompanying notes are an integral part of these financial statements.
24

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Internet - 0.3%
$ 400,000	Alphabet, Inc. 2.05%, 08/15/2050	$ 361,937
306,000	Amazon.com, Inc. 3.15%, 08/22/2027	339,472
225,000	Tencent Holdings Ltd. 2.39%, 06/03/2030(1)	226,063
		927,472
	Iron/Steel - 0.1%
175,000	Vale Overseas Ltd. 3.75%, 07/08/2030	187,250
	IT Services - 0.7%
	Apple, Inc.
211,000	1.13%, 05/11/2025	213,742
270,000	1.20%, 02/08/2028	267,824
211,000	2.20%, 09/11/2029	220,750
620,000	2.65%, 02/08/2051	617,514
600,000	International Business Machines Corp. 1.95%, 05/15/2030	601,948
		1,921,778
	Machinery - Construction & Mining - 0.1%
187,000	Caterpillar, Inc. 2.60%, 04/09/2030	201,195
	Machinery-Diversified - 0.3%
	John Deere Capital Corp.
31,000	1.20%, 04/06/2023	31,508
74,000	2.60%, 03/07/2024	77,983
670,000	Otis Worldwide Corp. 2.57%, 02/15/2030	707,174
		816,665
	Media - 1.5%
	Charter Communications Operating LLC / Charter Communications Operating Capital
355,000	2.30%, 02/01/2032	348,417
37,000	2.80%, 04/01/2031	38,268
45,000	3.90%, 06/01/2052	46,569
652,000	4.20%, 03/15/2028	741,975
380,000	4.40%, 12/01/2061	416,974
108,000	5.13%, 07/01/2049	130,849
	Comcast Corp.
456,000	3.20%, 07/15/2036	496,610
5,000	3.40%, 07/15/2046	5,461
115,000	3.75%, 04/01/2040	133,199
32,000	4.70%, 10/15/2048	41,940
425,000	4.75%, 03/01/2044	554,807
35,000	4.95%, 10/15/2058	49,415
155,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	159,546
	Discovery Communications LLC
95,000	3.95%, 06/15/2025	104,639
100,000	4.65%, 05/15/2050	118,586
210,000	5.20%, 09/20/2047	265,748
62,000	5.30%, 05/15/2049	79,667
126,000	ViacomCBS, Inc. 4.95%, 01/15/2031	154,110
		3,886,780
	Miscellaneous Manufacturing - 0.5%
567,000	General Electric Co. 3.63%, 05/01/2030	639,911
25,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	31,952
550,000	Siemens Financieringsmaatschappij N.V. 1.20%, 03/11/2026(1)	554,249
		1,226,112
	Oil & Gas - 0.8%
	BP Capital Markets America, Inc.
55,000	2.94%, 06/04/2051	53,810
10,000	3.06%, 06/17/2041	10,298
255,000	3.38%, 02/08/2061	264,809
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Oil & Gas - 0.8% - (continued)
$ 132,000	3.63%, 04/06/2030	$ 149,424
	Equinor ASA
222,000	3.63%, 04/06/2040	254,694
66,000	3.70%, 04/06/2050	77,619
	Exxon Mobil Corp.
217,000	4.23%, 03/19/2040	264,628
2,000	4.33%, 03/19/2050	2,527
141,000	Hess Corp. 7.30%, 08/15/2031	192,714
175,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	197,106
415,000	Qatar Petroleum Industry 2.25%, 07/12/2031(1)	419,877
250,000	Shell International Finance B.V. 3.25%, 04/06/2050	271,441
		2,158,947
	Pharmaceuticals - 1.6%
	AbbVie, Inc.
419,000	3.20%, 11/21/2029	459,560
389,000	4.25%, 11/21/2049	476,410
	Astrazeneca Finance LLC
230,000	1.20%, 05/28/2026	231,937
155,000	1.75%, 05/28/2028	157,655
	Bristol-Myers Squibb Co.
190,000	0.75%, 11/13/2025	189,852
175,000	2.55%, 11/13/2050	170,375
87,000	3.40%, 07/26/2029	98,517
565,000	Cigna Corp. 1.25%, 03/15/2026	569,443
	CVS Health Corp.
7,000	4.13%, 04/01/2040	8,276
364,000	5.13%, 07/20/2045	480,685
229,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	253,278
	Johnson & Johnson
134,000	2.45%, 03/01/2026	143,497
107,000	3.55%, 03/01/2036	127,256
	Novartis Capital Corp.
134,000	2.00%, 02/14/2027	140,157
67,000	2.20%, 08/14/2030	70,344
	Pfizer, Inc.
277,000	1.70%, 05/28/2030	279,843
62,000	2.63%, 04/01/2030	67,145
62,000	Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	64,820
200,000	Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	201,584
		4,190,634
	Pipelines - 0.7%
111,000	Energy Transfer Operating L.P. 3.75%, 05/15/2030	120,978
373,000	Enterprise Products Operating LLC 4.80%, 02/01/2049	471,358
200,000	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	201,438
	MPLX L.P.
74,000	4.13%, 03/01/2027	83,393
30,000	4.70%, 04/15/2048	35,207
55,000	5.20%, 03/01/2047	68,187
62,000	5.20%, 12/01/2047	75,651
	Sabine Pass Liquefaction LLC
45,000	4.20%, 03/15/2028	51,002
42,000	4.50%, 05/15/2030	49,073
432,000	Sunoco Logistics Partners Operations L.P. 5.30%, 04/01/2044	510,914

The accompanying notes are an integral part of these financial statements.
25

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Pipelines - 0.7% - (continued)
$ 67,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	$ 68,372
	TransCanada PipeLines Ltd.
113,000	4.10%, 04/15/2030	130,754
2,000	4.75%, 05/15/2038	2,469
		1,868,796
	Real Estate Investment Trusts - 0.3%
	American Tower Corp.
35,000	1.50%, 01/31/2028	34,483
17,000	2.10%, 06/15/2030	16,998
182,000	2.40%, 03/15/2025	190,509
	Equinix, Inc.
5,000	1.80%, 07/15/2027	5,098
365,000	2.00%, 05/15/2028	372,612
	VEREIT Operating Partnership L.P.
10,000	2.20%, 06/15/2028	10,316
10,000	2.85%, 12/15/2032	10,713
40,000	3.40%, 01/15/2028	44,115
		684,844
	Retail - 0.3%
127,000	AutoZone, Inc. 3.63%, 04/15/2025(8)	138,916
	Home Depot, Inc.
110,000	3.30%, 04/15/2040	122,791
157,000	3.50%, 09/15/2056	181,002
37,000	Lowe's Cos., Inc. 3.70%, 04/15/2046	41,397
	McDonald's Corp.
31,000	3.35%, 04/01/2023	32,459
182,000	3.63%, 09/01/2049	206,555
112,000	Starbucks Corp. 3.80%, 08/15/2025	124,409
		847,529
	Semiconductors - 1.2%
2,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	2,217
	Broadcom, Inc.
20,000	2.60%, 02/15/2033(1)	19,884
545,000	3.42%, 04/15/2033(1)	580,648
92,000	3.47%, 04/15/2034(1)	97,841
573,000	5.00%, 04/15/2030	683,438
	Intel Corp.
129,000	2.45%, 11/15/2029	135,982
154,000	3.25%, 11/15/2049	164,982
325,000	Marvell Technology, Inc. 2.95%, 04/15/2031(1)	339,034
297,000	Microchip Technology, Inc. 2.67%, 09/01/2023	308,512
	NVIDIA Corp.
105,000	1.55%, 06/15/2028	105,789
280,000	3.50%, 04/01/2040	320,527
44,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	48,368
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
122,000	3.15%, 05/01/2027(1)	131,793
264,000	4.30%, 06/18/2029(1)	306,346
		3,245,361
	Software - 1.7%
95,430	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	97,773
480,000	Fidelity National Information Services, Inc. 2.25%, 03/01/2031	487,264
	Fiserv, Inc.
393,000	2.25%, 06/01/2027	411,463
537,000	3.20%, 07/01/2026	584,339
	Microsoft Corp.
187,000	2.53%, 06/01/2050	186,693
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.3% - (continued)
	Software - 1.7% - (continued)
$ 52,000	2.92%, 03/17/2052	$ 55,987
	Oracle Corp.
265,000	2.30%, 03/25/2028	274,950
1,090,000	2.88%, 03/25/2031	1,149,830
415,000	3.60%, 04/01/2040	443,560
67,000	3.80%, 11/15/2037	74,296
75,000	3.95%, 03/25/2051	83,304
50,000	4.10%, 03/25/2061	56,372
	salesforce.com, Inc.
465,000	1.95%, 07/15/2031	472,813
112,000	3.25%, 04/11/2023	117,342
		4,495,986
	Telecommunications - 1.8%
	AT&T, Inc.
195,000	1.70%, 03/25/2026	198,013
670,000	3.50%, 02/01/2061	668,644
29,000	3.55%, 09/15/2055(1)	29,922
195,000	3.65%, 06/01/2051	206,454
49,000	3.65%, 09/15/2059(1)	50,519
101,000	3.80%, 12/01/2057(1)	107,182
200,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	200,599
	T-Mobile USA, Inc.
360,000	1.50%, 02/15/2026	364,216
55,000	2.05%, 02/15/2028	56,236
230,000	3.00%, 02/15/2041	232,123
134,000	3.50%, 04/15/2025	145,521
149,000	3.88%, 04/15/2030	168,234
247,000	4.50%, 04/15/2050	302,158
	Verizon Communications, Inc.
105,000	2.65%, 11/20/2040	102,673
480,000	3.40%, 03/22/2041	518,049
145,000	3.55%, 03/22/2051	157,599
5,000	4.00%, 03/22/2050	5,845
106,000	4.13%, 08/15/2046	125,447
895,000	4.50%, 08/10/2033	1,089,459
167,000	Vodafone Group plc 4.38%, 02/19/2043	196,882
		4,925,775
	Transportation - 0.3%
55,000	Norfolk Southern Corp. 3.40%, 11/01/2049	59,218
	Union Pacific Corp.
475,000	2.38%, 05/20/2031	493,309
137,000	4.10%, 09/15/2067	165,888
		718,415
	Trucking & Leasing - 0.2%
455,000	DAE Funding LLC 1.55%, 08/01/2024(1)	454,545
	Water - 0.1%
356,000	American Water Capital Corp. 3.75%, 09/01/2028	408,275
	Total Corporate Bonds (cost $74,087,619)	$ 75,136,636
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
	Chile - 0.2%
	Chile Government International Bond
200,000	2.55%, 07/27/2033	$ 202,982
400,000	3.10%, 05/07/2041	403,396
		606,378
	Mexico - 0.6%
	Mexico Government International Bond
545,000	2.66%, 05/24/2031	535,631

The accompanying notes are an integral part of these financial statements.
26

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.5% - (continued)
	Mexico - 0.6% - (continued)
$ 200,000	4.28%, 08/14/2041	$ 211,438
400,000	4.75%, 04/27/2032	458,984
366,000	4.75%, 03/08/2044	405,246
		1,611,299
	Panama - 0.3%
	Panama Government International Bond
400,000	3.87%, 07/23/2060	413,092
200,000	4.30%, 04/29/2053	222,502
		635,594
	Peru - 0.1%
	Peruvian Government International Bond
111,000	2.39%, 01/23/2026	113,591
105,000	2.78%, 01/23/2031	105,419
		219,010
	Saudi Arabia - 0.3%
	Saudi Government International Bond
400,000	2.25%, 02/02/2033(1)	392,564
405,000	4.50%, 10/26/2046(9)	475,320
		867,884
	Total Foreign Government Obligations (cost $3,948,844)	$ 3,940,165
MUNICIPAL BONDS - 0.5%
	Development - 0.0%
50,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 55,840
	General - 0.2%
40,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	46,958
	County of Riverside, CA
55,000	2.96%, 02/15/2027	60,013
55,000	3.07%, 02/15/2028	60,586
65,000	Dist of Columbia Rev 3.43%, 04/01/2042	70,414
230,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	233,893
		471,864
	General Obligation - 0.1%
170,000	California State, GO Taxable 7.30%, 10/01/2039	276,065
	Higher Education - 0.0%
	Marshall University, WV, (AGM Insured)
10,000	2.91%, 05/01/2026	10,494
10,000	3.63%, 05/01/2034	10,711
		21,205
	Transportation - 0.2%
	Metropolitan Transportation Auth, NY, Rev
15,000	4.75%, 11/15/2045	18,508
40,000	5.18%, 11/15/2049	54,052
115,000	6.81%, 11/15/2040	168,661
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.5% - (continued)
	Transportation - 0.2% - (continued)
$ 55,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	$ 59,951
205,000	Port Auth of New York & New Jersey Rev 1.09%, 07/01/2023	207,893
		509,065
	Total Municipal Bonds (cost $1,277,149)	$ 1,334,039
U.S. GOVERNMENT AGENCIES - 35.3%
	Mortgage-Backed Agencies - 35.3%
	FHLMC - 0.2%
229,802	0.88%, 11/25/2030(3)(4)	$ 16,504
1,413,053	1.12%, 06/25/2030(3)(4)	124,921
24,480	1.13%, 12/15/2027	24,799
99,798	1.13%, 02/25/2052(3)(4)	8,374
26,775	1.25%, 12/15/2027	27,235
1,544,922	1.39%, 06/25/2030(3)(4)	167,621
1,099,122	1.43%, 05/25/2030(3)(4)	123,331
1,231,532	1.57%, 05/25/2030(3)(4)	149,729
174,730	1.70%, 04/25/2030(3)(4)	22,287
29,924	2.50%, 12/15/2042	31,408
		696,209
	FNMA - 0.2%
111,771	1.25%, 02/25/2028	113,510
26,066	1.50%, 09/25/2027	26,626
335,135	3.00%, 03/01/2050	351,175
		491,311
	GNMA - 7.6%
2,300,000	2.00%, 08/19/2051(10)	2,355,344
5,875,000	2.50%, 08/19/2051(10)	6,106,558
4,700,000	3.00%, 08/19/2051(10)	4,917,742
3,375,000	3.50%, 08/19/2051(10)	3,544,145
3,000,000	4.00%, 08/19/2051(10)	3,172,383
		20,096,172
	UMBS - 27.3%
2,600,000	1.50%, 08/17/2036(10)	2,648,953
300,000	1.50%, 08/12/2051(10)	296,801
11,140,000	2.00%, 08/12/2051(10)	11,356,272
25,335,000	2.00%, 09/14/2051(10)	25,771,435
1,300,000	2.50%, 08/17/2036(10)	1,361,911
4,815,000	2.50%, 08/12/2051(10)	5,013,054
4,810,000	2.50%, 09/14/2051(10)	4,997,327
750,000	3.00%, 08/17/2036(10)	789,053
1,920,000	3.00%, 08/12/2051(10)	2,012,250
5,755,000	3.00%, 09/14/2051(10)	6,018,921
4,000,000	3.50%, 08/12/2051(10)	4,239,219
4,000,000	3.50%, 09/14/2051(10)	4,230,312
2,350,000	4.00%, 08/12/2051(10)	2,510,828
1,200,000	4.50%, 08/12/2051(10)	1,293,046
		72,539,382
	Total U.S. Government Agencies (cost $93,490,264)	$ 93,823,074

The accompanying notes are an integral part of these financial statements.
27

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 48.2%
	U.S. Treasury Securities - 48.2%
	U.S. Treasury Bonds - 10.8%
$ 172,722	0.25%, 02/15/2050(11)	$ 203,497
841,742	0.88%, 02/15/2047(11)	1,123,013
1,495,000	1.38%, 11/15/2040	1,388,248
1,010,000	1.38%, 08/15/2050	886,788
1,035,000	1.63%, 11/15/2050	967,078
625,000	1.88%, 02/15/2041	631,738
630,000	2.00%, 02/15/2050	642,526
2,965,000	2.25%, 05/15/2041	3,180,889
528,000	2.38%, 11/15/2049(12)	583,069
270,000	2.38%, 05/15/2051	299,405
7,170,000	3.00%, 02/15/2047	8,807,337
1,525,000	3.00%, 02/15/2048	1,880,694
400,000	3.13%, 05/15/2048	504,594
1,840,000	3.63%, 02/15/2044	2,449,284
1,464,000	3.75%, 11/15/2043	1,979,316
275,000	3.88%, 08/15/2040	371,551
1,867,600	4.63%, 02/15/2040	2,750,552
		28,649,579
	U.S. Treasury Notes - 37.4%
2,000,000	0.13%, 03/31/2023	1,999,063
2,250,000	0.13%, 05/15/2023	2,248,594
13,555,000	0.13%, 06/30/2023	13,545,469
1,249,919	0.13%, 07/15/2031(11)	1,419,895
6,915,000	0.25%, 06/15/2023	6,924,724
7,085,000	0.38%, 04/30/2025(12)	7,050,959
20,565,000	0.38%, 11/30/2025	20,364,170
4,545,000	0.50%, 02/28/2026	4,515,173
5,260,000	0.50%, 04/30/2027	5,164,663
700,000	0.63%, 05/15/2030	667,734
1,830,000	0.63%, 08/15/2030	1,740,502
1,345,000	0.75%, 04/30/2026	1,350,359
3,725,000	0.88%, 11/15/2030	3,614,996
69,518	1.00%, 02/15/2049(11)	97,137
1,720,000	1.13%, 02/28/2025	1,759,708
3,600,000	1.38%, 01/31/2022	3,623,344
702,000	1.38%, 01/31/2025	724,349
4,482,000	1.50%, 01/31/2027	4,656,378
1,008,000	2.75%, 06/30/2025	1,094,389
14,785,000	2.88%, 05/15/2028	16,640,055
		99,201,661
	Total U.S. Government Securities (cost $128,533,096)	$ 127,851,240
	Total Long-Term Investments (Cost $335,429,255)	$ 336,263,558
SHORT-TERM INVESTMENTS - 6.5%
	Repurchase Agreements - 6.4%
17,134,185	Fixed Income Clearing Corp. Repurchase Agreement dated 07/30/2021 at 0.020%, due on 08/02/2021 with a maturity value of $17,134,214; collateralized by U.S. Treasury Bond at 3.375%, maturing 05/15/2044, with a market value of $17,476,986	$ 17,134,185
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 6.5% - (continued)
	Securities Lending Collateral - 0.1%
59,723	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(13)		$ 59,723
166,668	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(13)		166,668
20,001	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(13)		20,001
			246,392
	Total Short-Term Investments (cost $17,380,577)		$ 17,380,577
	Total Investments Excluding Purchased Options (cost $352,809,832)	133.2%	$ 353,644,135
	Total Purchased Options (cost $124,450)	0.0%	$ 25,363
	Total Investments (cost $352,934,282)	133.2%	$ 353,669,498
	Other Assets and Liabilities	(33.2)%	(88,166,885)
	Total Net Assets	100.0%	$ 265,502,613
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $35,400,179, representing 13.3% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $929,999 at July 31, 2021.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The accompanying notes are an integral part of these financial statements.
28

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Represents entire or partial securities on loan.
(9)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2021, the aggregate value of this security was $475,320, representing 0.2% of net assets.
(10)	Represents or includes a TBA transaction.
(11)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(12)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2021, the market value of securities pledged was $839,996.
(13)	Current yield as of period end.

OTC Swaptions Outstanding at July 31, 2021
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	CBK	2.20%	Pay	03/14/2022	USD	3,500,000	$ 12,433	$ 62,388	$ (49,955)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	2.20%	Pay	03/14/2022	USD	3,640,000	12,930	62,062	(49,132)
Total Put							$ 25,363	$ 124,450	$ (99,087)
Written swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	1.50%	Receive	03/14/2022	USD	(3,640,000)	$ (11,209)	$ (36,400)	$ 25,191
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	CBK	1.50%	Receive	03/14/2022	USD	(3,500,000)	(10,778)	(38,500)	27,722
Total Put							$ (21,987)	$ (74,900)	$ 52,913

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Ultra Bond Future	14	09/21/2021	$ 2,793,438	$ 49,506
Short position contracts:
U.S. Treasury 5-Year Note Future	192	09/30/2021	$ 23,893,500	$ (105,475)
U.S. Treasury 10-Year Note Future	286	09/21/2021	38,453,594	(362,225)
U.S. Treasury 10-Year Ultra Future	34	09/21/2021	5,108,500	(114,499)
U.S. Treasury Long Bond Future	28	09/21/2021	4,612,125	(234,489)
Total				$ (816,688)
Total futures contracts				$ (767,182)

The accompanying notes are an integral part of these financial statements.
29

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2021
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.IG.36.V1	USD	3,380,000	1.00%	06/20/2026	Quarterly	$ 76,315	$ 82,192	$ 5,877
Total centrally cleared credit default swap contracts						$ 76,315	$ 82,192	$ 5,877

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 34,178,404	$ —	$ 34,178,404	$ —
Corporate Bonds	75,136,636	—	75,136,636	—
Foreign Government Obligations	3,940,165	—	3,940,165	—
Municipal Bonds	1,334,039	—	1,334,039	—
U.S. Government Agencies	93,823,074	—	93,823,074	—
U.S. Government Securities	127,851,240	—	127,851,240	—
Short-Term Investments	17,380,577	246,392	17,134,185	—
Purchased Options	25,363	—	25,363	—
Futures Contracts(2)	49,506	49,506	—	—
Swaps - Credit Default(2)	5,877	—	5,877	—
Total	$ 353,724,881	$ 295,898	$ 353,428,983	$ —
Liabilities
Futures Contracts(2)	$ (816,688)	$ (816,688)	$ —	$ —
Written Options	(21,987)	—	(21,987)	—
Total	$ (838,675)	$ (816,688)	$ (21,987)	$ —

(1)	For the year ended July 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
30

Hartford Municipal Opportunities ETF
Schedule of Investments
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3%
	Alabama - 1.4%
$ 100,000	Jefferson County, AL, Board of Education Special Tax 5.00%, 02/01/2042	$ 123,488
90,000	Jefferson County, AL, GO 5.00%, 04/01/2024	101,273
1,590,000	State of Alabama Docks Department, (AGM Insured) 5.00%, 10/01/2026	1,933,696
665,000	State of Alabama, Troy University Rev, (BAM Insured) 5.00%, 11/01/2023	735,786
		2,894,243
	Alaska - 0.3%
420,000	Northern Tobacco Securitization Corp. 4.00%, 06/01/2039	507,512
	Arizona - 0.5%
	Maricopa County, AZ, Industrial Dev Auth
600,000	4.00%, 09/01/2037	733,193
185,000	5.00%, 09/01/2031	236,975
15,000	Tempe, AZ, Industrial Dev Auth Rev 4.00%, 10/01/2023(1)	15,007
		985,175
	California - 9.6%
205,000	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured) 4.00%, 08/01/2034	239,293
205,000	California Enterprise Dev Auth 5.00%, 08/01/2045	256,737
	California Municipal Finance Auth
180,000	4.00%, 05/15/2034	222,849
600,000	4.00%, 05/15/2037	736,454
245,000	California Public Finance Auth 2.38%, 11/15/2028(1)	249,147
835,000	California State University 0.55%, 11/01/2049(2)	837,348
1,500,000	California State, GO Taxable 0.01%, 05/01/2040(2)	1,500,000
	Cathedral City, CA, Redev Agency Successor Agency
215,000	4.00%, 08/01/2021	215,000
185,000	4.00%, 08/01/2032	224,271
	City of Fontana CA
500,000	4.00%, 09/01/2041	578,994
450,000	4.00%, 09/01/2046	516,670
525,000	4.00%, 09/01/2051	600,616
1,000,000	City of Los Angeles, CA, Department of Airports 4.00%, 05/15/2035	1,231,356
110,000	Foothill-Eastern Transportation Corridor Agency, CA 5.00%, 01/15/2030	143,043
150,000	Fresno, CA, Unified School Dist, GO 0.01%, 08/01/2032(3)	111,663
500,000	Golden State Tobacco Securitization Corp., CA 5.00%, 06/01/2032	626,068
5,000,000	Los Angeles Department of Water & Power 0.02%, 07/01/2050(2)	5,000,000
100,000	Romoland, CA, School Dist Special Tax 5.00%, 09/01/2043	115,657
5,000,000	San Diego County Regional Transportation Commission 0.01%, 04/01/2038(2)	5,000,000
	San Joaquin Hills, CA, Transportation Corridor Agency, (NATL Insured)
80,000	0.00%, 01/15/2026(3)	76,464
215,000	0.00%, 01/15/2032(3)	176,089
70,000	0.00%, 01/15/2035(3)	52,589
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	California - 9.6% - (continued)
$ 185,000	State of California, GO 4.00%, 11/01/2041	$ 209,802
1,070,000	Tobacco Securitization Auth of Northern California 0.00%, 06/01/2060(3)	270,376
		19,190,486
	Colorado - 2.7%
	Colorado Health Facs Auth Rev
105,000	4.00%, 12/01/2040	123,096
835,000	5.00%, 08/01/2044	1,046,743
995,000	Colorado Housing and Finance Auth, (GNMA Insured) 3.00%, 05/01/2051	1,089,677
160,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2031	189,517
365,000	E-470 Public Highway, CO, Auth Rev 0.38%, 09/01/2039, 1 mo. USD SOFR + 0.350%(2)	365,496
1,030,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2029	1,313,648
	Regional Transportation Dist
400,000	5.00%, 07/15/2029	518,766
500,000	5.00%, 01/15/2030	655,343
100,000	5.00%, 07/15/2032	132,803
		5,435,089
	Connecticut - 1.3%
100,000	City of Bridgeport, CT, GO, (BAM Insured) 5.00%, 07/15/2034	125,370
810,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	896,608
	Connecticut State Health & Educational Facs Auth
320,000	5.00%, 07/01/2026	380,044
70,000	5.00%, 07/01/2031	92,027
	State of Connecticut, GO
380,000	5.00%, 11/15/2025	455,582
500,000	5.00%, 04/15/2029	621,105
		2,570,736
	District of Columbia - 0.4%
	Dist of Columbia Rev
250,000	5.00%, 07/01/2037	271,962
455,000	5.00%, 07/01/2042	492,290
		764,252
	Florida - 6.9%
270,000	Broward County, FL, Airport System Rev 4.00%, 10/01/2044	315,402
185,000	Capital Projects, FL, Finance Auth 5.00%, 10/01/2027	226,381
125,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2043	144,266
5,750,000	City of West Palm Beach, FL, Utility System Rev, (AGC Insured) 0.03%, 10/01/2038(2)	5,750,000
365,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2050	424,897
1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2037	1,224,167
	Orange County, FL, Convention Center/Orlando
680,000	5.00%, 10/01/2024	778,974
1,005,000	5.00%, 10/01/2027	1,264,051
950,000	Orlando, FL, Utilities Commission 1.25%, 10/01/2046(2)	969,665
720,000	Palm Beach County, FL, Health Facs Auth 2.63%, 06/01/2025	743,218

The accompanying notes are an integral part of these financial statements.
31

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Florida - 6.9% - (continued)
	Polk County, FL, Industrial Dev Auth
$ 645,000	5.00%, 01/01/2029	$ 740,946
190,000	5.00%, 01/01/2055	211,204
35,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	42,513
500,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	504,454
445,000	St. Louis County, MO, Industrial Dev Auth 4.00%, 12/15/2046	496,011
		13,836,149
	Georgia - 2.6%
100,000	Appling County, GA, Dev Auth Rev 1.50%, 01/01/2038(2)	102,763
	Burke County, GA, Dev Auth Rev
400,000	1.50%, 01/01/2040(2)	411,053
1,730,000	1.55%, 12/01/2049(2)	1,753,479
200,000	3.00%, 11/01/2045(2)	207,909
200,000	Main Street, GA, Natural Gas, Inc. 5.50%, 09/15/2023	221,737
	Municipal Electric Auth, GA, (AGM Insured)
840,000	4.00%, 01/01/2041	986,336
1,000,000	5.00%, 01/01/2028	1,206,425
215,000	5.00%, 01/01/2056	265,711
		5,155,413
	Hawaii - 0.1%
100,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	126,217
	Illinois - 12.2%
	Chicago, IL, Board of Education, GO, (NATL Insured)
105,000	0.00%, 12/01/2023(3)	103,407
110,000	0.00%, 12/01/2026(3)	103,408
250,000	5.00%, 12/01/2024	285,894
500,000	5.00%, 12/01/2028	637,029
350,000	5.00%, 12/01/2032	458,063
250,000	5.00%, 04/01/2033	309,600
170,000	5.00%, 12/01/2033	221,825
420,000	5.00%, 12/01/2034	546,378
400,000	5.00%, 12/01/2046	492,743
	Chicago, IL, O'Hare International Airport
370,000	5.00%, 01/01/2031	487,145
630,000	5.00%, 01/01/2032	826,390
	Chicago, IL, Transit Auth
1,490,000	5.00%, 12/01/2021	1,514,219
445,000	5.00%, 06/01/2024	504,994
275,000	5.00%, 12/01/2045	345,985
130,000	5.25%, 12/01/2024	132,220
105,000	5.25%, 12/01/2025	106,793
	City of Chicago, IL, GO, (NATL Insured)
500,000	0.00%, 01/01/2026(3)	467,610
400,000	5.00%, 01/01/2024	442,594
	City of Chicago, IL, Wastewater Transmission Rev
90,000	5.00%, 01/01/2027	100,099
50,000	5.50%, 01/01/2030	62,019
1,385,000	City of Granite, IL, Rev 1.25%, 05/01/2027	1,400,397
	Cook County, IL, GO
100,000	5.00%, 11/15/2021	101,395
265,000	5.00%, 11/15/2032	354,188
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Illinois - 12.2% - (continued)
$ 335,000	County of Cook, IL, Sales Tax Rev 5.00%, 11/15/2030	$ 447,601
65,000	Illinois Housing Dev Auth 4.00%, 02/01/2035	66,546
	Illinois State Finance Auth Rev
235,000	5.00%, 08/15/2033	312,007
150,000	5.00%, 11/15/2045	175,709
305,000	5.00%, 05/15/2050(2)	343,957
620,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured) 5.00%, 12/01/2025	729,527
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO 5.00%, 01/01/2032	122,209
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
150,000	0.00%, 02/01/2027(3)	140,983
515,000	5.00%, 02/01/2025	591,343
	Metropolitan Pier & Exposition Auth, IL, (NATL Insured)
205,000	0.00%, 12/15/2025(3)	195,077
595,000	4.00%, 12/15/2042(4)	692,069
150,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2022	156,062
	Regional Transportation, IL, Auth Rev
150,000	5.00%, 06/01/2024	168,319
1,000,000	6.00%, 07/01/2024	1,101,818
	Sales Tax Securitization Corp., IL Rev
500,000	5.00%, 01/01/2029	629,203
455,000	5.00%, 01/01/2030	600,626
985,000	5.00%, 01/01/2037	1,208,292
	State of Illinois, GO
450,000	5.00%, 12/01/2024	517,066
1,000,000	5.00%, 11/01/2025	1,184,578
300,000	5.00%, 11/01/2027	372,747
535,000	5.00%, 03/01/2029	683,160
480,000	5.00%, 10/01/2031	628,386
465,000	5.00%, 12/01/2034	565,397
325,000	5.00%, 03/01/2046	412,706
750,000	5.25%, 12/01/2030	934,000
	State of Illinois, Rev
1,250,000	5.00%, 06/15/2022	1,298,695
115,000	5.00%, 06/15/2027	137,623
100,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2028	124,463
		24,544,564
	Indiana - 0.2%
277,502	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	298,070
	Iowa - 1.5%
400,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2022	425,100
	State of Iowa, Finance Auth Rev
200,000	2.88%, 05/15/2049	201,957
830,000	5.00%, 12/01/2023	918,416
350,000	5.00%, 12/01/2025	409,713

The accompanying notes are an integral part of these financial statements.
32

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Iowa - 1.5% - (continued)
$ 575,000	5.00%, 02/15/2027	$ 712,617
355,000	State of Iowa, Tobacco Settlement Auth 4.00%, 06/01/2049	419,086
		3,086,889
	Kentucky - 0.1%
110,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	120,630
100,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(2)	111,187
		231,817
	Louisiana - 0.5%
325,000	East Baton Rouge, LA, Sewerage Commission 1.30%, 02/01/2041(2)	335,221
305,000	Parish of St. John the Baptist, LA 2.38%, 06/01/2037(2)	323,090
265,000	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured) 5.00%, 01/01/2027	325,679
		983,990
	Maine - 0.3%
305,000	Finance Auth of Maine Rev, (AGM Insured) 5.00%, 12/01/2021	309,719
275,000	Maine Health & Higher Educational Facs Auth, (AGM Insured) 4.00%, 07/01/2035	341,022
		650,741
	Maryland - 0.7%
1,335,000	Maryland Community Dev Administration 3.00%, 09/01/2051	1,467,478
	Massachusetts - 2.2%
	Massachusetts Dev Finance Agency, Rev
120,000	5.00%, 07/15/2023(1)	128,830
130,000	5.00%, 07/15/2024(1)	144,899
660,000	5.00%, 07/01/2031	811,999
575,000	5.00%, 07/01/2034	728,295
350,000	5.00%, 07/01/2044	399,552
380,000	5.00%, 10/01/2057(1)	415,569
	Massachusetts Educational Financing Auth
1,000,000	5.00%, 01/01/2025	1,150,536
100,000	5.00%, 07/01/2026	120,465
110,000	5.00%, 07/01/2027	135,711
215,000	Massachusetts Housing Finance Agency 3.00%, 12/01/2050	237,330
	Massachusetts State Dev Finance Agency
100,000	5.00%, 07/01/2034	117,628
100,000	5.00%, 07/01/2048	122,751
		4,513,565
	Michigan - 2.3%
345,000	City of Detroit, MI, GO 5.00%, 04/01/2022	354,246
	Delton Kellogg Schools, MI, GO, (Q-SBLF Insured)
605,000	5.00%, 05/01/2029	794,513
625,000	5.00%, 05/01/2030	838,474
	Michigan State Housing Dev Auth
975,000	4.25%, 06/01/2049	1,081,842
580,000	4.25%, 12/01/2049	648,120
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Michigan - 2.3% - (continued)
$ 275,000	New Haven, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	$ 358,883
500,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2025	596,797
		4,672,875
	Minnesota - 1.4%
	Duluth, MN, Independent School Dist No. 709, (SCP Insured)
750,000	5.00%, 02/01/2022	766,217
575,000	5.00%, 02/01/2025	658,520
398,209	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	429,093
750,000	Minnesota Higher Education Facs Auth 3.00%, 10/01/2038	841,655
200,000	St. Francis, MN, Independent School Dist No. 15, GO, (SCP Insured) 4.00%, 02/01/2030	210,260
		2,905,745
	Mississippi - 0.6%
1,000,000	State of Mississippi 5.00%, 10/15/2029	1,271,826
	Missouri - 1.6%
400,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	513,820
510,000	Kansas City, MO, Industrial Dev Auth 5.00%, 03/01/2032	648,078
500,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	571,566
710,000	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured) 3.50%, 11/01/2050	790,314
650,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2028	759,424
		3,283,202
	Nebraska - 1.3%
2,095,000	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 09/01/2050	2,316,039
300,000	Washington County, NE, Rev 0.90%, 09/01/2030(2)	305,619
		2,621,658
	Nevada - 1.7%
270,000	City of North Las Vegas, NV 4.50%, 06/01/2039	307,565
280,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2033	343,657
120,000	City of Sparks, NV 2.50%, 06/15/2024(1)	122,281
250,000	County of Clark, NV, Passenger Facs Charge Rev 5.00%, 07/01/2028	322,922
	Las Vegas, NV, New Convention Center Auth Rev
200,000	5.00%, 07/01/2029	223,285
450,000	5.00%, 07/01/2034	571,512
1,395,000	Nevada Housing Division, (GNMA/FNMA/FHLMC Collateral Insured) 3.00%, 04/01/2051	1,541,153
		3,432,375

The accompanying notes are an integral part of these financial statements.
33

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	New Hampshire - 0.2%
$ 80,000	New Hampshire Business Finance Auth 4.00%, 01/01/2041	$ 89,283
215,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	355,623
		444,906
	New Jersey - 2.6%
	New Jersey Economic Dev Auth
400,000	5.00%, 06/15/2022	416,637
515,000	5.00%, 06/15/2023	561,213
430,000	New Jersey Higher Education Student Assistance Auth 5.00%, 12/01/2025	507,973
	New Jersey Transportation Trust Fund Auth
125,000	5.00%, 12/15/2023	138,977
760,000	5.00%, 06/15/2031	1,014,397
	New Jersey Turnpike Auth Rev
250,000	4.00%, 01/01/2033	296,462
295,000	4.00%, 01/01/2042	357,018
	Newark Board of Education
295,000	5.00%, 07/15/2024	335,555
325,000	5.00%, 07/15/2027	405,410
340,000	State of New Jersey, GO 5.00%, 06/01/2026	413,452
	Tobacco Settlement Financing Corp., NJ
340,000	5.00%, 06/01/2024	384,832
250,000	5.00%, 06/01/2029	318,485
		5,150,411
	New Mexico - 0.1%
155,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	176,036
70,000	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured) 4.00%, 01/01/2049	77,116
		253,152
	New York - 11.7%
540,000	Brookhaven, NY, Local Dev Corp. 1.63%, 11/01/2025	563,624
	City of New York, NY, GO
1,675,000	0.01%, 08/01/2044(2)	1,675,000
465,000	5.00%, 08/01/2026	570,747
500,000	5.00%, 08/01/2028	636,890
	City of New York, NY, Rev
185,000	4.00%, 11/01/2035	228,950
580,000	4.00%, 11/01/2036	718,395
105,000	Huntington, NY, Local Dev Corp. 3.00%, 07/01/2025	109,818
500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(2)	502,876
	Metropolitan Transportation Auth, NY, Rev
1,555,000	5.00%, 03/01/2022	1,597,839
195,000	5.00%, 11/15/2033	256,504
1,000,000	5.00%, 11/15/2045(2)	1,314,892
575,000	5.00%, 11/15/2052	708,091
670,000	New York City Industrial Dev Agency 3.00%, 01/01/2033	753,520
665,000	New York City Transitional Finance Auth, Future Tax Secured Rev 5.00%, 02/01/2035	892,632
	New York City, NY, Industrial Dev Agency
1,350,000	5.00%, 07/01/2022	1,402,316
120,000	5.00%, 03/01/2030	159,395
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
500,000	4.00%, 05/01/2035	619,488
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	New York - 11.7% - (continued)
$ 465,000	5.00%, 11/01/2032	$ 628,715
725,000	New York Liberty Dev Corp. 5.00%, 11/15/2044(1)	804,013
	New York State Urban Dev Corp. Rev
585,000	5.00%, 03/15/2023	631,622
1,000,000	5.00%, 03/15/2032	1,344,971
1,000,000	5.00%, 03/15/2037	1,314,832
1,000,000	5.00%, 03/15/2038	1,310,801
	New York Transportation Dev Corp. Rev
130,000	5.00%, 12/01/2024	149,881
195,000	5.00%, 12/01/2031	261,736
	Port Auth of New York & New Jersey Rev
185,000	4.00%, 07/15/2040	226,459
700,000	5.00%, 11/01/2038	887,894
390,000	Syracuse, NY, Industrial Dev Agency 5.00%, 01/01/2031	392,281
2,800,000	Triborough, NY, Bridge & Tunnel Auth 0.03%, 11/01/2032(2)	2,800,000
		23,464,182
	North Carolina - 2.4%
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
545,000	2.88%, 10/01/2026	549,329
255,000	4.00%, 01/01/2025	272,341
715,000	4.00%, 09/01/2046	834,840
700,000	4.00%, 09/01/2051	813,245
145,000	5.00%, 01/01/2039	165,444
210,000	5.00%, 01/01/2044	243,702
395,000	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Lutheran Retirement Ministries of Alamance County 5.00%, 01/01/2038	462,833
1,500,000	University of North Carolina at Chapel Hill 0.19%, 12/01/2041, 1 mo. USD LIBOR + 0.125%(2)	1,500,001
		4,841,735
	Ohio - 1.8%
250,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2029	330,864
1,000,000	American Municipal Power, Inc., OH Rev 2.30%, 02/15/2038(2)	1,001,556
1,270,000	Buckeye, OH, Tobacco Settlement Finance Auth 5.00%, 06/01/2055	1,493,649
100,000	Cleveland, OH, Department of Public Utilities, (AGM Insured) 5.00%, 11/15/2030	125,731
600,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(1)	705,854
		3,657,654
	Oklahoma - 0.5%
	Oklahoma Dev Finance Auth
905,000	1.63%, 07/06/2023	914,780
30,000	5.25%, 08/15/2048	36,854
30,000	5.50%, 08/15/2057	37,176
		988,810
	Oregon - 1.2%
30,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	37,688

The accompanying notes are an integral part of these financial statements.
34

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Oregon - 1.2% - (continued)
$ 20,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty) 0.00%, 06/15/2037(3)	$ 12,189
115,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(3)	73,046
270,000	Port of Portland, OR, Airport Rev 5.00%, 07/01/2029	351,086
	Salem Hospital Facs Auth, OR Rev
40,000	5.00%, 05/15/2038	46,655
30,000	5.00%, 05/15/2048	34,631
150,000	Salem-Keizer, OR, School Dist No. 24J, GO, (School Bond Guaranty Insured) 5.00%, 06/15/2023(3)	163,495
	State of Oregon Housing & Community Services Department
85,000	4.50%, 01/01/2049	93,258
1,170,000	4.50%, 07/01/2049	1,291,755
130,000	State of Oregon, GO 4.00%, 12/01/2048	141,084
100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(3)	71,938
		2,316,825
	Pennsylvania - 3.5%
585,000	Allegheny County, PA, Airport Auth 5.00%, 01/01/2026	596,410
135,000	Armstrong, PA, School Dist, GO, (BAM State Aid Withholding Insured) 4.00%, 03/15/2035	162,312
565,000	City of Philadelphia, PA, GO 5.00%, 02/01/2035	728,766
100,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2027	124,460
590,000	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 04/01/2028	741,962
	Montgomery County, PA, Industrial Dev Auth Rev
230,000	5.00%, 12/01/2030	262,508
240,000	5.00%, 12/01/2044	279,628
100,000	5.00%, 12/01/2046	111,444
	Pennsylvania Higher Educational Facs Auth
250,000	5.00%, 05/01/2025	293,678
750,000	5.00%, 05/01/2037	929,991
	Pennsylvania Housing Finance Agency
445,000	3.10%, 04/01/2023	447,033
880,000	4.00%, 10/01/2038	927,481
	Pennsylvania Turnpike Commission Rev
150,000	5.00%, 12/01/2030	188,573
95,000	5.00%, 12/01/2037	101,215
540,000	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured) 5.00%, 09/01/2032	702,093
15,000	Pittsburgh, PA, Water & Sewer Auth, (AGM Insured) 5.00%, 09/01/2034	19,470
375,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	467,431
		7,084,455
	Puerto Rico - 0.4%
625,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev 5.00%, 07/01/2058	728,769
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Rhode Island - 1.0%
$ 445,000	Rhode Island Commerce Corp. Rev 5.00%, 05/15/2026	$ 539,429
	Rhode Island Student Loan Auth
400,000	5.00%, 12/01/2027	495,506
765,000	5.00%, 12/01/2028	966,456
		2,001,391
	South Carolina - 1.5%
390,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC 5.00%, 12/01/2029	452,733
1,000,000	South Carolina Port Auth 5.00%, 07/01/2033	1,254,925
	South Carolina State Public Service Auth
500,000	4.00%, 12/01/2034	606,238
500,000	5.00%, 12/01/2034	570,149
125,000	5.00%, 12/01/2050	144,255
		3,028,300
	South Dakota - 1.2%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,335,000	3.00%, 11/01/2051	1,466,532
835,000	4.50%, 11/01/2048	932,203
		2,398,735
	Tennessee - 1.0%
110,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	137,894
	Tennessee Energy Acquisition Corp.
500,000	5.00%, 02/01/2022	511,821
300,000	5.00%, 02/01/2023	320,939
295,000	5.00%, 02/01/2025	340,390
470,000	5.00%, 02/01/2027	568,822
125,000	Tennessee Housing Dev Agency 4.00%, 01/01/2049	137,376
		2,017,242
	Texas - 5.4%
600,000	Allen, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2029	785,188
160,000	Austin Bergstrom Landhost Ente Ausapt 5.00%, 10/01/2029	190,210
500,000	Brazos Higher Education Auth, Inc. 5.00%, 04/01/2025	567,167
1,135,000	City of Houston TX Combined Utility System Rev, (AGM Insured) 0.00%, 12/01/2024(3)	1,121,437
750,000	City of Houston, TX, Hotel Occupancy Tax & Special, (AGM-CR AMBAC Insured) 0.00%, 09/01/2025(3)	724,851
425,000	City of Houston, TX, Hotel Occupancy Tax & Special Rev 4.00%, 09/01/2026(4)	494,861
555,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(2)	587,234
425,000	Clear Creek, TX, Indep Sch Dist 0.28%, 02/15/2038	424,976
215,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2022	228,068
600,000	Harris County - Houston, TX, Sports Auth 5.00%, 11/15/2033	673,635
1,880,000	Harris County, TX, Cultural Education Facs Finance Corp. 3.00%, 10/01/2051	2,041,884
100,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2024	113,459

The accompanying notes are an integral part of these financial statements.
35

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.3% - (continued)
	Texas - 5.4% - (continued)
	New Hope, TX, Cultural Education Facs Finance Corp.
$ 250,000	4.00%, 11/01/2055	$ 284,080
500,000	5.00%, 11/01/2046	542,094
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Rev 5.00%, 12/15/2032	1,376,057
200,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	109,562
	Uptown Dev Auth
220,000	4.00%, 09/01/2032(4)	267,291
250,000	4.00%, 09/01/2035(4)	300,743
		10,832,797
	Utah - 2.7%
	Salt Lake City, UT, Corp. Airport Rev
1,500,000	4.00%, 07/01/2038(4)	1,811,318
1,000,000	5.00%, 07/01/2029	1,267,511
590,000	Salt Lake County, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	678,492
1,250,000	Utah Transit Auth, (AGM Insured) 5.25%, 06/15/2029	1,639,351
		5,396,672
	Washington - 2.8%
	Port of Seattle, WA, Rev
1,500,000	4.00%, 08/01/2040	1,812,868
1,000,000	5.00%, 05/01/2033	1,202,024
1,500,000	State of Washington, GO 5.00%, 08/01/2034	2,009,093
500,000	Washington State Housing Finance Commission 5.00%, 01/01/2031(1)	561,038
		5,585,023
	West Virginia - 0.5%
500,000	West Virginia Parkways Auth 5.00%, 06/01/2030	673,910
390,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(2)	411,324
		1,085,234
	Wisconsin - 3.4%
	Public Finance Auth, WI, (AGM Insured)
170,000	4.00%, 07/01/2050	193,052
100,000	5.00%, 09/01/2025(1)	108,110
1,000,000	5.00%, 07/01/2036	1,233,007
225,000	5.00%, 07/01/2036	292,843
100,000	5.00%, 07/01/2037	129,770
485,000	5.00%, 07/01/2038	627,899
750,000	5.00%, 10/01/2043(1)	836,927
465,000	5.00%, 10/01/2044	574,511
120,000	Wisconsin Center Dist, WI, (AGM Insured) 0.00%, 12/15/2029(3)	106,913
	Wisconsin Health & Educational Facs Auth Rev
200,000	0.50%, 11/01/2050(2)	200,336
795,000	3.00%, 03/01/2052	878,086
595,000	4.00%, 08/15/2046	697,966
840,000	5.00%, 11/01/2039	919,577
		6,798,997
	Total Municipal Bonds (cost $185,035,554)	$ 193,505,357
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.4%
	Repurchase Agreements - 3.4%
$ 6,847,464	Fixed Income Clearing Corp. Repurchase Agreement dated 07/30/2021 at 0.020%, due on 08/02/2021 with a maturity value of $6,847,475; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $6,984,474		$ 6,847,464
	Total Short-Term Investments (cost $6,847,464)		$ 6,847,464
	Total Investments (cost $191,883,018)	99.7%	$ 200,352,821
	Other Assets and Liabilities	0.3%	689,752
	Total Net Assets	100.0%	$ 201,042,573
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $4,091,675, representing 2.0% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Security is a zero-coupon bond.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,561,335 at July 31, 2021.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
36

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 193,505,357	$ —	$ 193,505,357	$ —
Short-Term Investments	6,847,464	—	6,847,464	—
Total	$ 200,352,821	$ —	$ 200,352,821	$ —

(1)	For the year ended July 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
37

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1%
	Aerospace/Defense - 1.0%
$ 1,077,000	Boeing Co. 1.43%, 02/04/2024	$ 1,079,738
	Auto Manufacturers - 3.3%
1,406,000	BMW U.S. Capital LLC 0.58%, 04/01/2024, 3 mo. USD SOFR + 0.530%(1)(2)	1,418,364
884,000	General Motors Financial Co., Inc. 1.05%, 03/08/2024	891,379
1,218,000	Hyundai Capital America 0.88%, 06/14/2024(1)	1,215,548
		3,525,291
	Commercial Banks - 12.5%
1,400,000	Banco Santander S.A. 0.70%, 06/30/2024, 12 mo. USD CMT + 0.450%(3)	1,404,590
1,365,000	Barclays plc 1.01%, 12/10/2024, 12 mo. USD CMT + 0.800%(3)	1,370,373
706,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(3)	721,525
	Goldman Sachs Group, Inc.
442,000	0.55%, 09/10/2024, 3 mo. USD SOFR + 0.500%(2)	442,223
1,877,000	0.62%, 03/08/2024, 3 mo. USD SOFR + 0.580%(2)	1,883,240
609,000	HSBC Holdings plc 3.97%, 05/22/2030, 3 mo. USD LIBOR + 1.610%(3)	686,451
	JP Morgan Chase & Co.
953,000	0.63%, 03/16/2024, 3 mo. USD SOFR + 0.580%(2)	959,160
855,000	0.94%, 04/22/2027, 3 mo. USD SOFR + 0.885%(2)	866,991
746,000	2.08%, 04/22/2026, (2.08% fixed rate until 04/22/2025; 3 mo. USD SOFR + 1.850% thereafter)(3)	773,632
1,553,000	Macquarie Group Ltd. 0.97%, 09/23/2027, 3 mo. USD SOFR + 0.920%(1)(2)	1,556,835
622,000	NatWest Markets plc 0.80%, 08/12/2024(1)	621,351
763,000	Truist Financial Corp. 2.20%, 03/16/2023	785,668
1,157,000	UniCredit S.p.A. 1.98%, 06/03/2027, 12 mo. USD CMT + 1.200%(1)(3)	1,159,478
		13,231,517
	Gas - 0.5%
485,000	CenterPoint Energy, Inc. 0.70%, 03/02/2023	485,138
	Healthcare - Services - 1.9%
580,000	CommonSpirit Health 3.35%, 10/01/2029	636,593
1,398,000	Humana, Inc. 0.65%, 08/03/2023	1,398,267
		2,034,860
	Oil & Gas - 0.8%
888,000	Diamondback Energy, Inc. 0.90%, 03/24/2023	887,790
	Pharmaceuticals - 1.6%
823,000	AmerisourceBergen Corp. 0.74%, 03/15/2023	824,545
777,000	CVS Health Corp. 3.75%, 04/01/2030	883,030
		1,707,575
	Pipelines - 0.4%
399,000	Enbridge, Inc. 0.43%, 02/17/2023, 3 mo. USD SOFR + 0.400%(2)	399,745
	Real Estate Investment Trusts - 3.0%
665,000	Boston Properties L.P. 3.40%, 06/21/2029	731,510
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.1% - (continued)
	Real Estate Investment Trusts - 3.0% - (continued)
$ 1,869,000	Crown Castle International Corp. 1.05%, 07/15/2026	$ 1,843,522
326,000	Ventas Realty L.P. 2.65%, 01/15/2025	343,759
221,000	Vornado Realty L.P. 2.15%, 06/01/2026	226,257
		3,145,048
	Retail - 0.7%
685,000	McDonald's Corp. 1.45%, 09/01/2025	700,209
	Semiconductors - 0.5%
554,000	Broadcom, Inc. 1.95%, 02/15/2028(1)	558,294
	Software - 2.9%
1,148,000	Oracle Corp. 2.80%, 04/01/2027	1,227,299
	VMware, Inc.
1,058,000	1.00%, 08/15/2024	1,061,354
798,000	1.40%, 08/15/2026	800,549
		3,089,202
	Telecommunications - 2.0%
1,031,000	AT&T, Inc. 0.69%, 03/25/2024, 3 mo. USD SOFR + 0.640%(2)	1,033,361
1,027,000	Verizon Communications, Inc. 0.55%, 03/22/2024, 3 mo. USD SOFR + 0.500%(2)	1,033,737
		2,067,098
	Total Corporate Bonds (cost $32,480,144)	$ 32,911,505
MUNICIPAL BONDS - 55.1%
	Alabama - 2.4%
	Black Belt Energy Gas Dist, AL
920,000	4.00%, 10/01/2049(4)	$ 1,071,392
1,205,000	4.00%, 06/01/2051(4)	1,517,459
		2,588,851
	California - 2.4%
	California County, CA, Tobacco Securitization Agency
20,000	4.00%, 06/01/2022	20,631
25,000	4.00%, 06/01/2023	26,715
695,000	California State Health Facs Finance Auth Rev 5.00%, 04/01/2033	916,925
	City of El Cajon, CA
50,000	0.93%, 04/01/2024	49,902
70,000	1.18%, 04/01/2025	69,912
	City of Los Angeles, CA, Department of Airports
110,000	0.85%, 05/15/2026	109,036
110,000	1.10%, 05/15/2027	109,013
130,000	1.25%, 05/15/2028	128,344
	City of Pomona, CA
35,000	4.00%, 08/01/2023	37,149
55,000	4.00%, 08/01/2024	59,729
	City of Riverside, CA
35,000	1.90%, 06/01/2023	35,845
65,000	2.11%, 06/01/2024	67,290
	County of Sacramento, CA, Airport System Rev
195,000	5.00%, 12/01/2022	207,804
95,000	5.00%, 07/01/2032	127,241
170,000	5.00%, 07/01/2033	226,438
105,000	5.00%, 07/01/2034	139,307

The accompanying notes are an integral part of these financial statements.
38

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.1% - (continued)
	California - 2.4% - (continued)
$ 50,000	MSR Public Power Agency, CA, (NATL Insured) 6.00%, 07/01/2022	$ 52,676
	San Francisco, CA, Community College Dist, GO
80,000	1.33%, 06/15/2026	81,211
105,000	2.02%, 06/15/2029	108,995
		2,574,163
	Colorado - 1.7%
690,000	Adams County, CO, School Dist, GO, (State Aid Withholding Insured) 5.00%, 12/01/2029	921,002
225,000	City & County of Denver, CO, Airport System Rev 5.00%, 11/15/2032	302,601
525,000	Colorado Housing and Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	581,383
		1,804,986
	Connecticut - 0.3%
225,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	249,058
25,000	State of Connecticut, GO 4.00%, 06/01/2023	26,799
		275,857
	Delaware - 0.4%
	Delaware Transportation Auth
150,000	5.00%, 09/01/2029	197,069
50,000	5.00%, 07/01/2032	67,423
135,000	5.00%, 09/01/2033	178,873
		443,365
	District of Columbia - 2.0%
895,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	1,083,511
505,000	Dist of Columbia, GO 5.00%, 06/01/2036	625,691
340,000	Metropolitan Washington, DC, Airports Auth Dulles Toll Road Rev 5.00%, 10/01/2034	439,189
		2,148,391
	Florida - 0.7%
	County of Miami-Dade FL
120,000	1.00%, 10/01/2024	121,724
115,000	1.15%, 10/01/2025	116,470
140,000	County of Miami-Dade FL Aviation Rev 1.23%, 10/01/2025	141,242
	Florida Housing Finance Corp. Rev, (GNMA/FNMA/FHLMC Insured)
80,000	3.00%, 07/01/2051	87,507
130,000	3.50%, 07/01/2051	144,240
75,000	4.00%, 07/01/2049	81,844
		693,027
	Georgia - 2.4%
220,000	Georgia Municipal Association, Inc. 5.00%, 12/01/2029	277,198
	Main Street, GA, Natural Gas, Inc.
435,000	4.00%, 08/01/2048(4)	469,454
1,565,000	4.00%, 03/01/2050(4)	1,814,257
		2,560,909
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.1% - (continued)
	Hawaii - 0.2%
$ 170,000	State of Hawaii Airports System Rev 5.00%, 01/01/2030	$ 221,425
	Illinois - 5.2%
	Chicago Transit Auth Capital Grant Receipts Rev
120,000	5.00%, 06/01/2022	124,788
75,000	5.00%, 06/01/2023	81,536
65,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	91,826
1,870,000	Chicago, IL, O'Hare International Airport 5.00%, 01/01/2033	2,445,617
	Illinois Housing Dev Auth, (GNMA/FNMA/FHLMC Insured)
1,785,000	3.75%, 04/01/2050	1,984,598
115,000	4.50%, 10/01/2048	128,787
175,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2027	211,418
	Rock Island County, IL, School Dist No. 41, GO, (BAM Insured)
25,000	4.00%, 12/01/2023	26,981
25,000	5.00%, 12/01/2024	28,590
85,000	Southwestern Illinois Dev Auth 6.38%, 11/01/2023	91,403
	State of Illinois, GO
155,000	4.00%, 03/01/2024	169,337
130,000	5.00%, 03/01/2024	145,356
		5,530,237
	Indiana - 0.1%
120,000	Indiana Housing & Community Dev Auth Rev, (GNMA Insured) 4.00%, 07/01/2048	131,620
	Iowa - 1.5%
	Iowa Finance Auth, (GNMA/FNMA/FHLMC Insured)
1,260,000	3.00%, 01/01/2047	1,383,942
115,000	3.25%, 07/01/2050	126,844
65,000	4.00%, 07/01/2048	71,260
		1,582,046
	Kentucky - 2.4%
	Kentucky Public Energy Auth
600,000	4.00%, 12/01/2049(4)	674,674
1,555,000	4.00%, 02/01/2050(4)	1,852,222
		2,526,896
	Louisiana - 2.7%
30,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	33,436
2,735,000	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev 2.50%, 04/01/2036	2,824,535
		2,857,971
	Maine - 0.6%
	Maine Municipal Bond Bank
80,000	5.00%, 09/01/2029	105,467
135,000	5.00%, 09/01/2031	180,165
105,000	5.00%, 09/01/2032	139,695
145,000	Maine State Housing Auth 4.00%, 11/15/2048	158,409
		583,736

The accompanying notes are an integral part of these financial statements.
39

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.1% - (continued)
	Massachusetts - 0.2%
	Massachusetts Educational Financing Auth
$ 60,000	3.17%, 07/01/2025	$ 64,585
45,000	3.27%, 07/01/2026	48,945
50,000	3.38%, 07/01/2027	54,773
		168,303
	Michigan - 0.1%
85,000	Michigan State Housing Dev Auth 3.75%, 06/01/2050	94,080
	Minnesota - 1.6%
1,555,000	Minnesota Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 01/01/2051	1,700,254
	Mississippi - 1.8%
	Mississippi Home Corp., (GNMA/FNMA/FHLMC Insured)
1,290,000	3.00%, 12/01/2050	1,417,556
265,000	3.25%, 12/01/2050	291,699
180,000	State of Mississippi, GO 5.00%, 06/01/2031	240,665
		1,949,920
	Missouri - 1.4%
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
470,000	3.25%, 05/01/2051	520,256
195,000	3.50%, 11/01/2050	217,058
340,000	3.88%, 05/01/2050	379,141
145,000	4.25%, 05/01/2049	161,410
140,000	4.75%, 05/01/2049	158,022
		1,435,887
	Montana - 0.9%
890,000	Montana Board of Housing Rev 3.50%, 06/01/2050	983,238
	Nebraska - 0.8%
	Nebraska Investment Finance Auth Rev
695,000	3.00%, 09/01/2050	759,085
105,000	4.00%, 09/01/2048	115,140
		874,225
	Nevada - 0.2%
145,000	Nevada Housing Division, (GNMA/FNMA/FHLMC/COLL Insured) 4.00%, 10/01/2049	161,128
	New Jersey - 0.9%
20,000	Garden State, NJ, Preservation Trust, (AGM Insured) 5.75%, 11/01/2028	24,981
	New Jersey Economic Dev Auth
40,000	5.00%, 06/15/2023	43,599
40,000	5.00%, 06/15/2024	45,278
160,000	5.00%, 03/01/2026	171,927
90,000	5.00%, 11/01/2026	109,734
	New Jersey Transportation Trust Fund Auth
25,000	4.00%, 06/15/2035	30,080
410,000	5.00%, 12/15/2028	524,136
		949,735
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.1% - (continued)
	New Mexico - 1.2%
	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured)
$ 1,045,000	3.00%, 01/01/2051	$ 1,145,322
75,000	4.00%, 01/01/2049	82,743
		1,228,065
	New York - 3.6%
1,010,000	City of New York, NY, GO 5.00%, 08/01/2033	1,342,837
580,000	New York City Transitional Finance Auth, Future Tax Secured Rev 5.00%, 05/01/2033	781,656
	New York Transportation Dev Corp.
80,000	1.36%, 12/01/2021	80,234
120,000	1.61%, 12/01/2022	121,587
125,000	5.00%, 12/01/2028	161,976
	Port Auth of New York & New Jersey Rev
185,000	5.00%, 07/15/2031	236,581
805,000	5.00%, 07/15/2033	1,073,219
		3,798,090
	North Carolina - 1.0%
950,000	North Carolina Housing Finance Agency, (GNMA/FNMA/FHLMC Insured) 4.00%, 07/01/2050	1,064,611
	North Dakota - 0.7%
640,000	North Dakota Housing Finance Agency 3.75%, 07/01/2050	709,105
	Ohio - 2.0%
	Ohio Housing Finance Agency
145,000	3.00%, 03/01/2052	159,821
1,320,000	3.25%, 03/01/2050	1,456,858
135,000	4.50%, 09/01/2048	150,206
295,000	Ohio Turnpike & Infrastructure Commission Rev 0.00%, 02/15/2041(5)	191,207
95,000	State of Ohio, GO 5.00%, 05/01/2032	127,290
		2,085,382
	Oklahoma - 0.2%
185,000	Oklahoma Housing Finance Agency, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	208,342
	Pennsylvania - 1.4%
110,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	134,536
410,000	Pennsylvania Housing Finance Agency 3.50%, 04/01/2049	441,405
	Pennsylvania Turnpike Commission Rev
75,000	5.00%, 12/01/2032	101,207
75,000	5.00%, 12/01/2033	100,550
	Philadelphia, PA, Gas Works Co., (AGM Insured)
105,000	5.00%, 08/01/2029	136,765
220,000	5.00%, 08/01/2030	292,156
195,000	5.00%, 08/01/2033	256,145
		1,462,764
	Rhode Island - 1.4%
1,350,000	Rhode Island Housing & Mortgage Finance Corp. 3.75%, 10/01/2049	1,492,353
	South Carolina - 0.9%
605,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(4)	656,119

The accompanying notes are an integral part of these financial statements.
40

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 55.1% - (continued)
	South Carolina - 0.9% - (continued)
$ 205,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	$ 230,540
45,000	Tobacco Settlement Rev Mgmt Auth, SC 6.38%, 05/15/2030	63,569
		950,228
	South Dakota - 0.1%
	South Dakota Conservancy Dist
45,000	5.00%, 08/01/2029	59,831
45,000	5.00%, 08/01/2030	60,902
		120,733
	Tennessee - 0.1%
15,000	Metropolitan Gov't Nashville & Davidson County, TN, Health & Educational Facs Bd, (NATL Insured) 4.88%, 11/01/2028	17,496
120,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	134,699
		152,195
	Texas - 7.1%
680,000	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured) 5.00%, 08/15/2033	883,916
70,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	88,918
	City of Houston, TX, Airport System Rev
585,000	5.00%, 07/01/2029	772,134
325,000	5.00%, 07/01/2030	437,459
305,000	Cypress-Fairbanks, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2033	378,662
110,000	Dallas-Fort Worth, TX, International Airport Rev 2.04%, 11/01/2024	114,823
505,000	Harris County, TX, GO 5.00%, 10/01/2038	627,006
	Lower Colorado River, TX, Auth Rev
440,000	5.00%, 05/15/2029	574,846
940,000	5.00%, 05/15/2030	1,251,767
	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured)
15,000	5.00%, 02/15/2026	18,023
55,000	5.00%, 02/15/2030	73,306
	Texas Department of Housing & Community Affairs Rev, (GNMA Insured)
580,000	3.00%, 01/01/2052	643,573
350,000	3.50%, 03/01/2051	394,638
120,000	4.00%, 03/01/2050	136,548
85,000	4.75%, 03/01/2049	94,675
330,000	Texas Municipal Gas Acquisition & Supply Corp. 5.00%, 12/15/2028	423,649
495,000	University of Texas, Permanent University Fund Rev 5.00%, 07/01/2027	601,909
		7,515,852
	Utah - 0.6%
520,000	University of Utah Rev 5.00%, 08/01/2030	685,929
	Virginia - 0.6%
490,000	Fairfax County, VA, Water Auth Rev 5.00%, 04/01/2029	612,051
	Washington - 1.2%
730,000	State of Washington, GO 5.00%, 08/01/2030	966,909
235,000	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 12/01/2048	258,409
		1,225,318
Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 55.1% - (continued)
	Wyoming - 0.1%
$ 115,000	Wyoming Community Dev Auth 4.00%, 06/01/2043		$ 126,066
	Total Municipal Bonds (cost $56,084,014)		$ 58,277,334
U.S. GOVERNMENT SECURITIES - 13.1%
	U.S. Treasury Securities - 13.1%
	U.S. Treasury Notes - 13.1%
11,504,600	0.13%, 01/15/2024		$ 11,466,850
2,386,200	0.50%, 02/28/2026		2,370,541
	Total U.S. Government Securities (cost $13,806,077)		$ 13,837,391
	Total Long-Term Investments (Cost $102,370,235)		$ 105,026,230
SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
2,390,927	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(6)		$ 2,390,927
	Total Short-Term Investments (cost $2,390,927)		$ 2,390,927
	Total Investments (cost $104,761,162)	101.6%	$ 107,417,157
	Other Assets and Liabilities	(1.6)%	(1,709,458)
	Total Net Assets	100.0%	$ 105,707,699
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $6,529,870, representing 6.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Security is a zero-coupon bond.
(6)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
41

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Futures Contracts Outstanding at July 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	62	09/30/2021	$ 7,715,609	$ (36,933)
U.S. Treasury 10-Year Note Future	30	09/21/2021	4,033,594	(69,902)
Total futures contracts				$ (106,835)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 32,911,505	$ —	$ 32,911,505	$ —
Municipal Bonds	58,277,334	—	58,277,334	—
U.S. Government Securities	13,837,391	—	13,837,391	—
Short-Term Investments	2,390,927	2,390,927	—	—
Total	$ 107,417,157	$ 2,390,927	$ 105,026,230	$ —
Liabilities
Futures Contracts(2)	$ (106,835)	$ (106,835)	$ —	$ —
Total	$ (106,835)	$ (106,835)	$ —	$ —

(1)	For the year ended July 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
42

Hartford Short Duration ETF
Schedule of Investments
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.5%
	Asset-Backed - Automobile - 0.1%
$ 175,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	$ 176,172
	Asset-Backed - Credit Card - 0.2%
240,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	240,973
	Asset-Backed - Finance & Insurance - 3.3%
285,000	Apidos CLO 1.14%, 04/20/2031, 3 mo. USD LIBOR + 1.010%(1)(2)	285,104
250,000	Carbone CLO Ltd. 1.27%, 01/20/2031, 3 mo. USD LIBOR + 1.140%(1)(2)	250,165
	CIFC Funding Ltd.
250,000	1.00%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(1)(2)	250,089
250,000	1.25%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)(2)	250,302
56,513	Conn's Receivables Funding LLC 1.71%, 06/16/2025(1)	56,563
	DB Master Finance LLC
338,625	3.63%, 11/20/2047(1)	341,666
373,350	3.79%, 05/20/2049(1)	377,181
116,839	FCI Funding LLC 1.13%, 04/15/2033(1)	117,080
400,000	KKR CLO Ltd. 1.31%, 01/15/2031, 3 mo. USD LIBOR + 1.180%(1)(2)	400,136
305,000	Neuberger Berman Loan Advisers CLO Ltd. 1.15%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	305,041
250,000	Octagon Investment Partners Ltd. 1.13%, 03/17/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	250,267
291,750	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	292,803
462,334	Sonic Capital LLC 4.03%, 02/20/2048(1)	475,080
	Towd Point Mortgage Trust
160,854	2.75%, 10/25/2057(1)(3)	164,390
155,302	3.25%, 03/25/2058(1)(3)	160,792
330,933	Vantage Data Centers Issuer LLC 4.20%, 11/16/2043(1)	345,587
		4,322,246
	Commercial Mortgage-Backed Securities - 1.9%
395,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(3)	408,821
225,000	FREMF Mortgage Trust 3.85%, 01/25/2048(1)(3)	244,489
	GS Mortgage Securities Trust
240,000	2.75%, 02/10/2037(1)	252,838
346,847	2.78%, 10/10/2049	363,669
380,000	3.12%, 11/10/2045	389,522
125,000	Natixis Commercial Mortgage Securities Trust 2.51%, 10/15/2036(1)	129,005
575,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	599,469
		2,387,813
	Other Asset-Backed Securities - 6.5%
	Affirm Asset Securitization Trust
100,000	0.88%, 08/15/2025(1)	100,221
198,546	1.07%, 08/15/2025(1)	198,871
165,596	1.90%, 01/15/2025(1)	166,889
150,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	150,026
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.5% - (continued)
	Other Asset-Backed Securities - 6.5% - (continued)
$ 450,000	Bain Capital Credit CLO Ltd. 1.10%, 04/23/2031, 3 mo. USD LIBOR + 0.960%(1)(2)	$ 450,002
360,000	Carlyle Global Market Strategies CLO Ltd. 1.12%, 07/20/2031, 3 mo. USD LIBOR + 0.980%(1)(2)	360,040
300,000	CIFC Funding Ltd. 1.26%, 07/15/2036, 3 mo. USD LIBOR + 1.150%(1)(2)	300,032
250,000	Crossroads Asset Trust 0.82%, 03/20/2024(1)	250,340
390,000	LCM XXIV Ltd. 1.11%, 03/20/2030, 3 mo. USD LIBOR + 0.980%(1)(2)	390,168
450,000	Madison Park Funding Ltd. 1.13%, 07/21/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	449,768
100,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	100,089
	Mill City Mortgage Loan Trust
41,094	3.25%, 05/25/2062(1)(3)	42,031
272,780	3.47%, 08/25/2058(1)(3)	282,788
38,109	3.50%, 05/25/2058(1)(3)	38,877
640,000	Neuberger Berman Loan Advisers CLO Ltd. 1.06%, 10/18/2029, 3 mo. USD LIBOR + 0.930%(1)(2)	639,648
405,000	Palmer Square Loan Funding Ltd. 0.95%, 07/20/2029, 3 mo. USD LIBOR + 0.800%(1)(2)	405,081
135,000	Progress Residential Trust 1.05%, 04/17/2038(1)	133,513
215,094	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	215,122
260,000	SCF Equipment Leasing 0.83%, 08/21/2028(1)	260,079
73,207	SoFi Consumer Loan Program Trust 2.02%, 01/25/2029(1)	73,775
95,000	Stack Infrastructure Issuer LLC 1.88%, 03/26/2046(1)	95,842
	Symphony CLO Ltd.
185,930	1.08%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	186,105
250,000	1.09%, 04/16/2031, 3 mo. USD LIBOR + 0.960%(1)(2)	249,628
667,875	Taco Bell Funding LLC 4.32%, 11/25/2048(1)	669,244
	Towd Point Mortgage Trust
190,774	1.75%, 10/25/2060(1)	193,412
417,523	2.90%, 10/25/2059(1)(3)	432,682
375,936	3.00%, 01/25/2058(1)(3)	385,849
187,270	3.25%, 07/25/2058(1)(3)	190,855
53,837	3.75%, 05/25/2058(1)(3)	56,786
28,228	Upstart Securitization Trust 2.90%, 09/20/2029(1)	28,262
	Vantage Data Centers Issuer LLC
300,000	1.65%, 09/15/2045(1)	302,662
220,687	3.19%, 07/15/2044(1)	228,703
397,495	Voya CLO Ltd. 1.15%, 04/17/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	397,733
		8,425,123
	Whole Loan Collateral CMO - 9.5%
	Angel Oak Mortgage Trust
260,186	0.99%, 04/25/2053(1)(3)	260,298
189,455	1.07%, 05/25/2066(1)(3)	189,776
52,852	2.47%, 12/25/2059(1)(3)	53,093
204,926	2.53%, 01/26/2065(1)(3)	208,250
82,380	2.59%, 10/25/2049(1)(3)	82,635
131,794	Angel Oak Mortgage Trust LLC 2.99%, 07/26/2049(1)(3)	132,869

The accompanying notes are an integral part of these financial statements.
43

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.5% - (continued)
	Whole Loan Collateral CMO - 9.5% - (continued)
	Arroyo Mortgage Trust
$ 131,501	1.18%, 10/25/2048(1)(3)	$ 131,616
311,674	2.96%, 10/25/2048(1)(3)	316,553
	Bravo Residential Funding Trust
154,012	2.75%, 11/25/2059(1)(3)	155,346
123,740	3.50%, 03/25/2058(1)	126,581
244,111	Colombia Cent CLO Ltd. 1.28%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	244,247
125,000	COLT Funding LLC 0.92%, 08/25/2066(1)(3)	125,233
	COLT Mortgage Loan Trust
166,455	0.80%, 07/27/2054(1)	166,194
289,931	0.86%, 05/25/2065(1)(3)	289,634
77,964	0.91%, 06/25/2066(1)(3)	77,778
113,549	1.26%, 09/25/2065(1)(3)	113,904
388,048	1.39%, 01/25/2065(1)(3)	391,927
255,206	1.85%, 03/25/2065(1)(3)	256,484
137,502	2.49%, 02/25/2050(1)(3)	138,103
87,297	2.58%, 11/25/2049(1)(3)	87,546
	CSMC Trust
288,761	0.81%, 05/25/2065(1)(3)	288,974
228,204	0.83%, 03/25/2056(1)(3)	231,442
443,644	1.02%, 04/25/2066(1)(3)	444,237
224,678	1.10%, 05/25/2066(1)(3)	224,732
265,521	1.21%, 05/25/2065(1)(4)	267,066
346,611	2.00%, 01/25/2060(1)(3)	355,890
134,536	2.24%, 02/25/2050(1)(3)	136,399
	Deephaven Residential Mortgage Trust
124,461	0.72%, 05/25/2065(1)(3)	124,369
150,050	2.34%, 01/25/2060(1)(3)	151,586
	Ellington Financial Mortgage Trust
81,232	0.80%, 02/25/2066(1)(3)	81,020
63,167	1.18%, 10/25/2065(1)(3)	63,259
256,591	Fannie Mae Connecticut Avenue Securities 5.99%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	270,624
249,448	FirstKey Homes Trust 1.27%, 10/19/2037(1)	250,316
	GCAT Trust
281,344	0.87%, 01/25/2066(1)(3)	285,598
145,768	1.04%, 05/25/2066(1)(3)	145,768
324,718	1.47%, 04/25/2065(1)(3)	324,292
183,813	2.25%, 01/25/2060(1)(4)	186,337
59,187	Home Re Ltd. 1.69%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	59,187
215,240	Imperial Fund Mortgage Trust 1.07%, 06/25/2056(1)(3)	215,437
200,000	IMS Ecuadorian Mortgage Trust 3.40%, 08/18/2043(1)(5)(6)	207,500
	MFA Trust
224,218	0.85%, 01/25/2056(1)(3)	223,521
118,993	1.01%, 01/26/2065(1)(3)	119,134
191,335	1.15%, 04/25/2065(1)(3)	194,116
433,369	Mill City Mortgage Loan Trust 1.13%, 11/25/2060(1)(3)	435,832
31,164	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	31,184
	New Residential Mortgage Loan Trust
205,157	0.84%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	205,665
106,723	0.94%, 09/25/2058(1)(3)	107,354
180,056	2.46%, 01/26/2060(1)(3)	182,673
252,866	4.00%, 02/25/2057(1)(3)	271,088
97,787	4.00%, 09/25/2057(1)(3)	103,162
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.5% - (continued)
	Whole Loan Collateral CMO - 9.5% - (continued)
$ 99,825	OBX Trust 3.50%, 12/25/2049(1)(3)	$ 101,896
110,000	Preston Ridge Partners Mortgage Trust LLC 1.32%, 07/25/2051(1)(3)	109,999
13,206	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(3)	13,477
340,454	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	340,437
54,078	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(3)	54,675
	Starwood Mortgage Residential Trust
204,541	1.13%, 06/25/2056(1)(3)	204,879
165,721	2.28%, 02/25/2050(1)(3)	167,684
214,308	Starwood Residential Mortgage Trust 1.22%, 05/25/2065(1)(3)	214,893
162,000	Toorak Mortgage Corp. Ltd. 1.15%, 07/25/2056(1)(3)	162,169
	Verus Securitization Trust
306,667	0.82%, 10/25/2063(1)(3)	306,610
169,896	0.82%, 01/25/2066(1)(3)	169,714
151,396	1.02%, 04/25/2064(1)(3)	151,875
136,645	1.03%, 02/25/2066(1)(3)	136,691
78,256	2.42%, 01/25/2060(1)(4)	79,387
94,548	2.69%, 11/25/2059(1)(3)	96,204
210,334	Visio Trust 1.28%, 05/25/2056(1)	210,042
		12,256,461
	Total Asset & Commercial Mortgage-Backed Securities (cost $27,720,739)	$ 27,808,788
CORPORATE BONDS - 46.6%
	Aerospace/Defense - 0.2%
300,000	Boeing Co. 2.20%, 02/04/2026	$ 302,640
	Agriculture - 0.4%
450,000	BAT Capital Corp. 2.79%, 09/06/2024	472,370
	Auto Manufacturers - 2.4%
225,000	Daimler Finance NA LLC 1.45%, 03/02/2026(1)	227,635
325,000	Ford Motor Co. 8.50%, 04/21/2023	360,825
275,000	Ford Motor Credit Co. LLC 3.35%, 11/01/2022	281,248
	General Motors Financial Co., Inc.
200,000	1.25%, 01/08/2026	199,845
190,000	1.70%, 08/18/2023	193,876
500,000	2.90%, 02/26/2025	530,581
200,000	3.45%, 04/10/2022	203,126
307,000	4.00%, 10/06/2026	340,531
50,000	Hyundai Capital America 4.13%, 06/08/2023(1)	52,919
	Volkswagen Group of America Finance LLC
400,000	4.25%, 11/13/2023(1)	431,360
200,000	4.63%, 11/13/2025(1)	227,362
		3,049,308
	Beverages - 0.5%
200,000	Bacardi Ltd. 4.45%, 05/15/2025(1)	222,832
425,000	Coca-Cola European Partners plc 1.50%, 01/15/2027(1)	425,410
		648,242

The accompanying notes are an integral part of these financial statements.
44

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Biotechnology - 0.3%
	Royalty Pharma plc
$ 175,000	0.75%, 09/02/2023(1)	$ 175,627
225,000	1.20%, 09/02/2025(1)	224,977
		400,604
	Chemicals - 0.8%
	Celanese U.S. Holdings LLC
80,000	3.50%, 05/08/2024	85,543
280,000	4.63%, 11/15/2022	294,357
345,000	LYB International Finance LLC 1.25%, 10/01/2025	346,927
300,000	Sherwin-Williams Co. 4.20%, 01/15/2022	302,296
		1,029,123
	Commercial Banks - 11.5%
	Bank of America Corp.
275,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 3 mo. USD SOFR + 0.910% thereafter)(7)	275,431
300,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 3 mo. USD SOFR + 1.010% thereafter)(7)	299,389
350,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(7)	360,902
275,000	3.88%, 08/01/2025	306,651
	Barclays plc
250,000	1.01%, 12/10/2024, (1.01% fixed rate until 12/10/2023; 12 mo. USD CMT + 0.800% thereafter)(2)(7)	250,984
325,000	3.68%, 01/10/2023	329,615
200,000	BNP Paribas S.A. 1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(7)	198,124
	BPCE S.A.
250,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 3 mo. USD SOFR + 1.520% thereafter)(1)(7)	252,276
250,000	4.00%, 09/12/2023(1)	267,555
	CIT Group, Inc.
135,000	5.00%, 08/15/2022	140,751
340,000	5.00%, 08/01/2023	367,098
	Citigroup, Inc.
200,000	0.78%, 10/30/2024, (0.78% fixed rate until 10/30/2023; 3 mo. USD SOFR + 0.686% thereafter)(7)	200,819
100,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD LIBOR + 0.669% thereafter)(7)	100,538
400,000	1.12%, 01/28/2027, (1.12% fixed rate until 01/28/2026; 3 mo. USD SOFR + 0.765% thereafter)(7)	396,552
350,000	3.30%, 04/27/2025	381,247
250,000	Cooperatieve Rabobank UA 1.00%, 09/24/2026, (1.00% fixed rate until 09/24/2025; 12 mo. USD CMT + 0.730% thereafter)(1)(7)	249,085
275,000	Credit Agricole S.A. 1.25%, 01/26/2027, (1.25% fixed rate until 01/26/2026; 3 mo. USD SOFR + 0.892% thereafter)(1)(7)	272,765
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Commercial Banks - 11.5% - (continued)
	Credit Suisse Group AG
$ 250,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(1)(7)	$ 246,306
305,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(7)	317,977
250,000	3.57%, 01/09/2023(1)	253,433
200,000	Danske Bank A/S 3.88%, 09/12/2023(1)	212,753
	Deutsche Bank AG
150,000	1.45%, 04/01/2025, (1.45% fixed rate until 04/01/2024; 3 mo. USD SOFR + 1.131% thereafter)(7)	151,199
100,000	4.25%, 10/14/2021	100,757
250,000	Discover Bank 2.45%, 09/12/2024	261,873
150,000	Fifth Third Bancorp 2.38%, 01/28/2025	157,556
	Goldman Sachs Group, Inc.
185,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 3 mo. USD SOFR + 0.789% thereafter)(7)	183,745
250,000	1.54%, 09/10/2027, (1.54% fixed rate until 09/10/2026; 3 mo. USD SOFR + 0.818% thereafter)(7)	251,341
	HSBC Holdings plc
495,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD LIBOR + 1.290% thereafter)(7)	497,831
350,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD SOFR + 1.402% thereafter)(7)	366,558
200,000	ING Groep N.V. 1.73%, 04/01/2027, (1.73% fixed rate until 04/01/2026; 3 mo. USD SOFR + 1.005% thereafter)(7)	203,598
	Intesa Sanpaolo S.p.A.
200,000	3.13%, 07/14/2022(1)	204,904
400,000	3.25%, 09/23/2024(1)	425,818
	JP Morgan Chase & Co.
350,000	1.04%, 02/04/2027, (1.04% fixed rate until 02/04/2026; 3 mo. USD SOFR + 0.695% thereafter)(7)	346,458
200,000	1.05%, 11/19/2026, (1.05% fixed rate until 11/19/2025; 3 mo. USD SOFR + 0.800% thereafter)(7)	198,772
400,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD LIBOR + 1.160% thereafter)(7)	417,406
300,000	2.97%, 01/15/2023	303,625
250,000	3.90%, 07/15/2025	277,196
200,000	4.13%, 12/15/2026	227,411
315,000	KeyBank NA 3.40%, 05/20/2026	346,108
155,000	Macquarie Group Ltd. 1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 3 mo. USD SOFR + 1.069% thereafter)(1)(7)	154,685
	Morgan Stanley
480,000	0.86%, 10/21/2025, (0.86% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.745% thereafter)(7)	480,283
250,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(7)	247,164
200,000	4.00%, 07/23/2025	222,598

The accompanying notes are an integral part of these financial statements.
45

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Commercial Banks - 11.5% - (continued)
$ 300,000	National Bank of Canada 0.55%, 11/15/2024, (0.55% fixed rate until 11/15/2023; 12 mo. USD CMT + 0.400% thereafter)(2)(7)	$ 299,526
200,000	Natwest Group plc 1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 1 mo. USD LIBOR + 0.900% thereafter)(2)(7)	201,068
200,000	NatWest Markets plc 0.80%, 08/12/2024(1)	199,791
	Santander Holdings USA, Inc.
275,000	3.50%, 06/07/2024	294,320
125,000	3.70%, 03/28/2022	127,286
	Standard Chartered plc
200,000	1.46%, 01/14/2027, (1.46% fixed rate until 01/14/2026; 1 mo. USD LIBOR + 1.000% thereafter)(1)(7)	198,998
375,000	4.25%, 01/20/2023, (4.25% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.150% thereafter)(1)(7)	381,593
300,000	UBS Group AG 4.13%, 04/15/2026(1)	337,900
	UniCredit S.p.A.
200,000	1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(1)(7)	200,428
200,000	3.75%, 04/12/2022(1)	204,245
350,000	6.57%, 01/14/2022(1)	358,946
300,000	Wells Fargo & Co. 2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(7)	312,355
		14,823,593
	Commercial Services - 1.1%
	Global Payments, Inc.
600,000	1.20%, 03/01/2026	599,377
255,000	2.65%, 02/15/2025	268,839
	Howard University
75,000	2.42%, 10/01/2024	77,239
261,000	2.52%, 10/01/2025	270,445
135,000	2.80%, 10/01/2023	140,570
60,000	IHS Markit Ltd. 4.13%, 08/01/2023	63,780
		1,420,250
	Construction Materials - 0.2%
275,000	Carrier Global Corp. 2.24%, 02/15/2025	287,756
	Diversified Financial Services - 2.7%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
150,000	1.75%, 01/30/2026	149,065
150,000	4.13%, 07/03/2023	158,679
75,000	Air Lease Corp. 2.63%, 07/01/2022	76,386
325,000	Ally Financial, Inc. 3.88%, 05/21/2024	351,400
200,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	209,352
	Avolon Holdings Funding Ltd.
375,000	2.88%, 02/15/2025(1)	388,616
250,000	5.13%, 10/01/2023(1)	270,204
200,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	201,746
300,000	CNA Financial Corp. 7.25%, 11/15/2023	344,377
430,000	International Lease Finance Corp. 5.88%, 08/15/2022	453,052
275,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	288,863
	Synchrony Financial
180,000	2.85%, 07/25/2022	183,928
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Diversified Financial Services - 2.7% - (continued)
$ 95,000	4.38%, 03/19/2024	$ 103,436
350,000	Western Union Co. 1.35%, 03/15/2026	350,078
		3,529,182
	Electric - 1.4%
300,000	AES Corp. 1.38%, 01/15/2026(1)	299,416
112,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	123,218
200,000	Dominion Energy, Inc. 3.07%, 08/15/2024(2)(4)	212,818
	Edison International
200,000	2.40%, 09/15/2022	203,154
250,000	2.95%, 03/15/2023	257,847
155,000	Evergy, Inc. 2.45%, 09/15/2024	163,045
125,000	Exelon Corp. 3.50%, 06/01/2022	127,935
150,000	FirstEnergy Corp. 3.60%, 07/15/2022	151,879
95,000	ITC Holdings Corp. 4.05%, 07/01/2023	100,247
125,000	Public Service Enterprise Group, Inc. 0.80%, 08/15/2025	124,274
		1,763,833
	Electronics - 0.7%
250,000	Jabil, Inc. 1.70%, 04/15/2026	253,495
275,000	Roper Technologies, Inc. 2.35%, 09/15/2024	287,573
400,000	SYNNEX Corp. 1.25%, 08/09/2024(1)	400,088
		941,156
	Environmental Control - 0.1%
115,000	Republic Services, Inc. 0.88%, 11/15/2025	114,189
	Food - 0.7%
	Conagra Brands, Inc.
225,000	4.30%, 05/01/2024	246,554
150,000	4.60%, 11/01/2025	170,541
275,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	292,066
175,000	Sysco Corp. 5.65%, 04/01/2025	202,906
		912,067
	Gas - 0.2%
240,000	NiSource, Inc. 0.95%, 08/15/2025	238,644
	Healthcare - Products - 0.1%
180,000	Boston Scientific Corp. 3.45%, 03/01/2024	192,378
	Healthcare - Services - 1.8%
205,000	Anthem, Inc. 2.38%, 01/15/2025	215,355
340,000	Bon Secours Mercy Health, Inc. 1.35%, 06/01/2025	345,395
	CommonSpirit Health
160,000	1.55%, 10/01/2025	162,249
555,000	2.76%, 10/01/2024	584,575
	HCA, Inc.
125,000	4.75%, 05/01/2023	133,773
350,000	5.00%, 03/15/2024	387,172
325,000	Humana, Inc. 1.35%, 02/03/2027	325,477
110,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	111,756
		2,265,752
	Home Builders - 0.6%
	Lennar Corp.
200,000	4.75%, 11/15/2022	208,250
112,000	4.88%, 12/15/2023	121,660
250,000	5.38%, 10/01/2022	263,126
175,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	177,188
		770,224

The accompanying notes are an integral part of these financial statements.
46

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Insurance - 0.9%
$ 190,000	Allstate Corp. 0.75%, 12/15/2025	$ 189,574
35,000	Brighthouse Financial Global Funding 1.00%, 04/12/2024(1)	35,242
200,000	Equitable Financial Life Global Funding 1.00%, 01/09/2026(1)	198,454
350,000	Globe Life, Inc. 7.88%, 05/15/2023	393,942
165,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	178,575
175,000	Radian Group, Inc. 6.63%, 03/15/2025	196,000
		1,191,787
	Internet - 0.3%
	Netflix, Inc.
350,000	3.63%, 06/15/2025(1)	375,795
75,000	5.50%, 02/15/2022	76,969
		452,764
	Investment Company Security - 0.2%
225,000	Owl Rock Capital Corp. 2.63%, 01/15/2027	227,578
	Iron/Steel - 0.5%
599,000	Steel Dynamics, Inc. 2.80%, 12/15/2024	632,410
	IT Services - 0.6%
400,000	Hewlett Packard Enterprise Co. 2.25%, 04/01/2023	410,812
150,000	Seagate HDD Cayman 4.75%, 06/01/2023	159,563
250,000	SYNNEX Corp. 1.75%, 08/09/2026	249,736
		820,111
	Lodging - 0.7%
235,000	Genting New York LLC 3.30%, 02/15/2026(1)	236,278
450,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	469,849
250,000	MGM Resorts International 6.00%, 03/15/2023	264,063
		970,190
	Media - 0.7%
200,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, 02/01/2024	217,609
345,000	Comcast Corp. 3.70%, 04/15/2024	373,811
47,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	50,143
175,000	Discovery Communications LLC 3.45%, 03/15/2025	188,763
65,000	Fox Corp. 4.03%, 01/25/2024	70,283
		900,609
	Mining - 0.1%
100,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	102,707
	Miscellaneous Manufacturing - 0.4%
250,000	Siemens Financieringsmaatschappij N.V. 1.20%, 03/11/2026(1)	251,931
300,000	Trane Technologies Luxembourg Finance S.A. 3.50%, 03/21/2026	330,776
		582,707
	Office/Business Equipment - 0.2%
105,000	CDW LLC / CDW Finance Corp. 4.13%, 05/01/2025	108,816
100,000	Xerox Corp. 4.07%, 03/17/2022	101,500
		210,316
	Oil & Gas - 2.1%
535,000	Aker BP ASA 3.00%, 01/15/2025(1)	565,798
400,000	Cimarex Energy Co. 4.38%, 06/01/2024	434,604
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Oil & Gas - 2.1% - (continued)
$ 350,000	Diamondback Energy, Inc. 0.90%, 03/24/2023	$ 349,917
374,000	Hess Corp. 3.50%, 07/15/2024	397,070
225,000	Phillips 66 0.90%, 02/15/2024	225,197
355,000	Pioneer Natural Resources Co. 0.75%, 01/15/2024	355,086
	Valero Energy Corp.
150,000	2.70%, 04/15/2023	155,359
200,000	2.85%, 04/15/2025	212,024
		2,695,055
	Oil & Gas Services - 0.3%
375,000	Schlumberger Holdings Corp. 3.75%, 05/01/2024(1)	403,583
	Packaging & Containers - 0.6%
	Berry Global, Inc.
175,000	0.95%, 02/15/2024(1)	175,219
300,000	1.57%, 01/15/2026(1)	301,740
350,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	348,250
		825,209
	Pharmaceuticals - 1.3%
465,000	AbbVie, Inc. 2.95%, 11/21/2026	503,856
	CVS Health Corp.
100,000	2.63%, 08/15/2024	105,504
41,000	3.70%, 03/09/2023	43,073
	Elanco Animal Health, Inc.
450,000	4.91%, 08/27/2021	450,810
105,000	5.27%, 08/28/2023	112,350
425,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	420,112
		1,635,705
	Pipelines - 2.6%
	Energy Transfer L.P.
145,000	2.90%, 05/15/2025	152,923
120,000	4.20%, 09/15/2023	128,052
135,000	4.50%, 04/15/2024	146,895
200,000	5.00%, 10/01/2022	207,777
93,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	96,952
305,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(1)	311,313
	MPLX L.P.
100,000	3.38%, 03/15/2023	104,348
200,000	3.50%, 12/01/2022	207,442
450,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024	468,955
500,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.60%, 11/01/2024	534,588
650,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	656,500
262,000	Williams Cos., Inc. 4.30%, 03/04/2024	283,839
		3,299,584
	Real Estate Investment Trusts - 3.0%
	American Tower Corp.
200,000	1.60%, 04/15/2026	203,039
215,000	2.75%, 01/15/2027	228,820
150,000	3.38%, 05/15/2024	160,466
100,000	5.00%, 02/15/2024	110,628
500,000	Boston Properties L.P. 3.20%, 01/15/2025	536,274
265,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	286,804
300,000	Crown Castle International Corp. 3.15%, 07/15/2023	314,740

The accompanying notes are an integral part of these financial statements.
47

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Real Estate Investment Trusts - 3.0% - (continued)
	Equinix, Inc.
$ 225,000	1.00%, 09/15/2025	$ 224,739
290,000	1.45%, 05/15/2026	291,484
240,000	Federal Realty Investment Trust 1.25%, 02/15/2026	240,914
	SBA Tower Trust
80,000	1.63%, 05/15/2051(1)	80,956
155,000	2.84%, 01/15/2050(1)	161,667
100,000	Simon Property Group L.P. 2.75%, 06/01/2023	103,751
400,000	Ventas Realty L.P. 2.65%, 01/15/2025	421,790
375,000	VEREIT Operating Partnership L.P. 4.63%, 11/01/2025	426,667
100,000	Vornado Realty L.P. 2.15%, 06/01/2026	102,379
		3,895,118
	Retail - 0.5%
400,000	7-eleven, Inc. 0.80%, 02/10/2024(1)	400,068
185,000	Nordstrom, Inc. 2.30%, 04/08/2024	185,679
		585,747
	Semiconductors - 1.9%
	Broadcom, Inc.
150,000	3.63%, 10/15/2024	162,638
275,000	4.70%, 04/15/2025	308,925
295,000	KLA Corp. 4.65%, 11/01/2024	329,446
290,000	Marvell Technology, Inc. 1.65%, 04/15/2026(1)	292,103
	Microchip Technology, Inc.
360,000	0.97%, 02/15/2024(1)	360,653
250,000	0.98%, 09/01/2024(1)	249,637
	NXP B.V. / NXP Funding LLC
425,000	4.63%, 06/01/2023(1)	455,221
155,000	4.88%, 03/01/2024(1)	170,386
75,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	76,353
		2,405,362
	Software - 0.7%
	Fidelity National Information Services, Inc.
225,000	0.60%, 03/01/2024	224,827
200,000	1.15%, 03/01/2026	200,242
215,000	Oracle Corp. 1.65%, 03/25/2026	218,966
300,000	VMware, Inc. 1.00%, 08/15/2024	300,951
		944,986
	Telecommunications - 1.7%
	AT&T, Inc.
125,000	3.00%, 06/30/2022	127,512
150,000	4.13%, 02/17/2026	168,742
150,000	Nokia Oyj 3.38%, 06/12/2022	153,315
300,000	Sprint Communications, Inc. 6.00%, 11/15/2022	317,559
270,000	Sprint Corp. 7.25%, 09/15/2021	271,755
35,938	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	36,063
450,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	487,958
100,000	T-Mobile USA, Inc. 3.50%, 04/15/2025	108,598
	Verizon Communications, Inc.
250,000	0.85%, 11/20/2025	248,611
250,000	1.45%, 03/20/2026	253,360
		2,173,473
	Transportation - 0.3%
355,000	TTX Co. 3.60%, 01/15/2025(1)	389,366
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 46.6% - (continued)
	Trucking & Leasing - 1.3%
	DAE Funding LLC
$ 385,000	1.55%, 08/01/2024(1)	$ 384,615
325,000	5.25%, 11/15/2021(1)	327,974
250,000	GATX Corp. 4.35%, 02/15/2024	271,404
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
150,000	1.20%, 11/15/2025(1)	149,552
175,000	2.70%, 03/14/2023(1)	180,700
110,000	2.70%, 11/01/2024(1)	115,781
250,000	4.13%, 08/01/2023(1)	265,584
		1,695,610
	Total Corporate Bonds (cost $58,951,711)	$ 60,201,288
MUNICIPAL BONDS - 0.2%
	General - 0.1%
100,000	Chicago, IL, Transit Auth 2.21%, 12/01/2025	$ 104,698
	Trans - Rail - 0.1%
210,000	Chicago, IL, Transit Auth 5.37%, 12/01/2022	223,725
	Total Municipal Bonds (cost $317,516)	$ 328,423
SENIOR FLOATING RATE INTERESTS - 19.6%(8)
	Aerospace/Defense - 0.4%
268,650	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	$ 268,784
191,820	TransDigm, Inc. 2.34%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	188,293
		457,077
	Airlines - 0.3%
100,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	102,675
100,000	Air Canada 0.00%, 07/28/2028, 1 mo. USD LIBOR + 3.500%(9)	100,167
120,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	126,634
104,738	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	104,777
		434,253
	Apparel - 0.1%
100,000	Birkenstock GmbH & Co. KG 4.25%, 04/27/2028, 1 mo. USD LIBOR + 3.750%	99,708
	Auto Parts & Equipment - 0.4%
100,000	Adient U.S. LLC 3.59%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	99,875
116,977	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	116,100
	Clarios Global L.P.
EUR 145,013	3.25%, 04/30/2026, 3 mo. EURIBOR + 3.250%	170,280
$ 163,558	3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	162,100
		548,355
	Beverages - 0.2%
212,318	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	212,318
	Chemicals - 0.6%
144,813	H.B. Fuller Co. 2.08%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	144,672

The accompanying notes are an integral part of these financial statements.
48

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Chemicals - 0.6% - (continued)
$ 100,000	INEOS Styrolution U.S. Holding LLC 3.25%, 01/29/2026, 1 mo. USD LIBOR + 2.750%	$ 99,600
EUR 76,852	Messer Industries GmbH 2.50%, 03/01/2026, 3 mo. EURIBOR + 2.500%	90,134
	Starfruit Finco B.V
$ 79,834	2.84%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	78,751
EUR 94,414	3.00%, 10/01/2025, 3 mo. EURIBOR + 3.000%	110,649
$ 200,000	Univar Solutions USA Inc. 2.09%, 06/03/2028, 1 mo. USD LIBOR + 2.000%	198,458
98,500	Univar, Inc. 2.09%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	97,900
		820,164
	Commercial Services - 2.5%
319,200	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	317,026
125,000	APX Group, Inc. 0.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%(9)	124,000
EUR 200,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	235,234
155,000	Boels Topholding B.V. 3.25%, 02/05/2027, 3 mo. EURIBOR + 3.250%	182,420
$ 121,859	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	120,031
217,800	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	217,665
496,008	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	491,588
EUR 135,000	LGC Group Holdings Ltd. 3.75%, 04/21/2027, 1 mo. EURIBOR + 2.750%	157,390
$ 197,000	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	194,455
192,900	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	190,408
511,982	United Rentals, Inc. 1.84%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	513,344
	Verisure Holding AB
EUR 100,000	3.50%, 07/20/2026, 6 mo. EURIBOR + 4.000%	117,794
205,000	3.50%, 03/27/2028, 3 mo. EURIBOR + 3.500%	241,594
$ 100,000	Verscend Holding Corp. 4.09%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	99,725
		3,202,674
	Construction Materials - 0.1%
170,000	ACProducts, Inc. 4.75%, 05/05/2028, 1 mo. USD LIBOR + 4.250%	168,752
	Distribution/Wholesale - 0.2%
218,115	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	215,389
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Diversified Financial Services - 0.2%
$ 120,000	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	$ 118,972
200,000	Russell Investments U.S. Inst'l Holdco, Inc. 4.00%, 05/30/2025, 1 mo. USD LIBOR + 3.000%	199,000
		317,972
	Electric - 0.1%
97,750	ExGen Renewables LLC 3.50%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	97,485
	Electrical Components & Equipment - 0.2%
123,421	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	121,569
99,500	Energizer Holdings, Inc. 2.75%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	98,754
		220,323
	Engineering & Construction - 0.1%
109,725	ADMI Corp. 3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	107,832
	Entertainment - 0.2%
99,250	Banijay Entertainment S.A.S 3.85%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	98,816
161,225	Crown Finance U.S., Inc. 3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	129,951
99,231	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	97,646
		326,413
	Environmental Control - 0.3%
339,394	Clean Harbors, Inc. 1.84%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	339,024
	Food - 0.6%
182,583	B&G Foods, Inc. 2.59%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	182,242
	Froneri International Ltd.
99,000	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	97,144
EUR 120,000	2.38%, 01/29/2027, 3 mo. EURIBOR + 2.375%	139,198
$ 172,369	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	171,267
219,716	U.S. Foods, Inc. 1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	216,798
		806,649
	Food Service - 0.1%
193,500	Aramark Services, Inc. 1.84%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	190,174
	Gas - 0.1%
168,646	Messer Industries GmbH 2.65%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	166,924
	Hand/Machine Tools - 0.1%
104,213	Applecaramel Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	104,213
	Healthcare - Products - 0.4%
EUR 100,000	Avantor Funding, Inc. 2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	118,080

The accompanying notes are an integral part of these financial statements.
49

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Healthcare - Products - 0.4% - (continued)
	Avantor, Inc.
$ 172,903	2.50%, 11/21/2024, 1 mo. USD LIBOR + 2.000%	$ 172,254
159,200	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	158,570
115,000	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	114,641
		563,545
	Healthcare - Services - 0.9%
EUR 100,000	Elsan SAS 0.00%, 06/16/2028, 3 mo. EURIBOR + 3.500%(9)	118,051
$ 98,250	Emerald TopCo, Inc. 3.63%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	97,114
99,494	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	99,339
136,068	Gentiva Health Services, Inc. 2.88%, 07/02/2025, 1 mo. USD LIBOR + 2.750%	135,473
120,000	Heartland Dental, LLC 4.09%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	119,500
100,000	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	99,750
EUR 184,300	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	216,904
$ 107,980	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 1 mo. USD LIBOR + 2.750%	107,158
194,512	PPD, Inc. 2.75%, 01/13/2028, 1 mo. USD LIBOR + 2.250%	193,888
		1,187,177
	Home Furnishings - 0.1%
99,500	Weber-Stephen Products LLC 4.30%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	99,190
	Household Products - 0.2%
121,536	Diamond (BC) B.V. 3.09%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	120,429
86,629	Reynolds Consumer Products LLC 1.84%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	85,644
		206,073
	Insurance - 1.1%
257,571	Acrisure LLC 3.61%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	252,741
	Asurion LLC
110,000	0.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%(9)	109,347
227,950	3.09%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	224,068
105,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	104,400
243,108	Hub International Ltd. 2.88%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	239,374
126,741	NFP Corp. 4.17%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	124,411
312,000	Sedgwick Claims Management Services, Inc. 3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	306,930
		1,361,271
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	IT Services - 0.4%
$ 185,000	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	$ 181,357
242,576	Science Applications International Corp. 1.97%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	240,340
107,008	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	106,785
		528,482
	Leisure Time - 1.2%
242,586	Caesars Resort Collection LLC 2.84%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	239,670
244,782	Carnival Corp. 3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%(9)	242,794
225,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	222,937
165,000	Hayward Industries, Inc. 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	163,432
104,475	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	104,046
100,000	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	99,650
218,279	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	216,278
99,997	SRAM LLC 0.27%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	99,372
203,314	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 3.000%	201,885
		1,590,064
	Lodging - 0.1%
195,954	Boyd Gaming Corp. 2.33%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	195,362
	Machinery - Construction & Mining - 0.1%
EUR 100,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	118,453
	Machinery-Diversified - 0.1%
$ 100,000	Core & Main L.P. 0.00%, 07/27/2028, 1 mo. USD LIBOR + 3.500%(9)	98,875
	Media - 2.0%
98,428	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	98,290
210,000	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	207,060
309,532	CSC Holdings LLC 2.34%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	303,728
102,575	E.W. Scripps Co. 3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	102,222
365,346	Gray Television, Inc. 2.60%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	361,740
146,222	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	145,970
	Nexstar Broadcasting, Inc.
153,127	2.34%, 01/17/2024, 3 mo. USD LIBOR + 2.250%	151,931
176,863	2.60%, 09/18/2026, 1 mo. USD LIBOR + 2.500%	175,070
114,040	Sinclair Television Group, Inc. 2.60%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	112,222

The accompanying notes are an integral part of these financial statements.
50

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Media - 2.0% - (continued)
$ 157,608	Terrier Media Buyer, Inc. 3.59%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	$ 155,923
180,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	178,040
193,541	Vertical Midco GmbH 4.40%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	193,026
	Virgin Media Bristol LLC
EUR 115,000	3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	136,052
$ 115,000	3.34%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	114,393
EUR 145,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	169,907
		2,605,574
	Miscellaneous Manufacturing - 0.4%
$ 148,843	Core & Main L.P. 0.00%, 08/01/2024, 3 mo. USD LIBOR, 3 mo. USD LIBOR + 2.750%	148,595
177,750	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	174,389
217,651	USI, Inc. 3.15%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	215,167
		538,151
	Oil & Gas - 0.4%
185,000	DT Midstream, Inc. 2.50%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	184,438
300,000	Pilot Travel Centers LLC 0.00%, 07/29/2028, 1 mo. USD LIBOR + 3.500%(9)	298,500
		482,938
	Oil & Gas Services - 0.1%
97,998	Lower Cadence Holdings LLC 4.09%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	97,859
	Packaging & Containers - 0.4%
130,553	Flex Acquisition Co., Inc. 3.39%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	128,565
199,500	Proampac PG Borrower LLC 4.32%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	199,125
74,377	Reynolds Group Holdings, Inc. 2.84%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	74,098
	TricorBraun Holdings, Inc.
33,971	3.32%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(10)	33,610
151,029	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	149,425
		584,823
	Pharmaceuticals - 1.0%
184,469	Bausch Health Cos., Inc. 2.84%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	182,521
350,634	Elanco Animal Health, Inc. 1.85%, 08/02/2027, 1 mo. USD LIBOR + 1.750%	343,934
199,249	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	199,062
100,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(9)	99,531
134,663	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	133,249
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Pharmaceuticals - 1.0% - (continued)
$ 100,000	IQVIA, Inc. 1.84%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	$ 99,575
115,000	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	115,108
125,000	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	124,610
		1,297,590
	Real Estate - 0.2%
146,250	Belron Finance U.S. LLC 2.44%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	144,605
100,000	VICI Properties LLC 1.84%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	98,886
		243,491
	Retail - 1.0%
246,480	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	241,550
EUR 110,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	129,379
$ 100,000	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%	98,750
99,250	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	98,707
	LBM Acquisition LLC
21,880	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(9)	21,662
98,216	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	97,233
145,000	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	145,000
99,750	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	99,282
110,000	PetSmart, Inc. 4.50%, 02/12/2028, 1 mo. USD LIBOR + 3.750%	109,890
195,000	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	193,497
		1,234,950
	Software - 2.1%
95,422	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	95,332
154,334	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	154,028
272,309	DCert Buyer, Inc. 4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	271,704
146,085	Go Daddy Operating Co. LLC 1.84%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	144,332
188,546	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	188,467
110,000	Ingram Micro, Inc. 0.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(9)	110,000
124,687	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	124,493
119,700	Playtika Holding Corp. 2.84%, 03/13/2028, 1 mo. USD LIBOR + 2.750%	118,728
150,000	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	149,813
100,000	Proofpoint, Inc. 0.00%, 06/09/2028, 1 mo. USD LIBOR + 3.250%(9)	98,950

The accompanying notes are an integral part of these financial statements.
51

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Software - 2.1% - (continued)
$ 145,000	RealPage, Inc. 3.75%, 04/22/2028, 1 mo. USD LIBOR + 3.250%	$ 144,021
23,229	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	22,867
398,641	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	392,268
98,250	Ultimate Software Group, Inc. 3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	98,146
209,475	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	207,001
345,388	Zelis Healthcare Corp. 3.60%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	343,316
		2,663,466
	Telecommunications - 0.2%
99,750	Frontier Communications Corp. 4.50%, 01/05/2028, 1 mo. USD LIBOR + 3.750%	99,563
125,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	122,639
		222,202
	Transportation - 0.4%
99,750	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	99,241
246,875	Genesee & Wyoming, Inc. 2.15%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	244,468
219,982	Savage Enterprises LLC 3.10%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	219,197
		562,906
	Total Senior Floating Rate Interests (cost $25,401,040)	$ 25,318,141
U.S. GOVERNMENT AGENCIES - 7.1%
	Mortgage-Backed Agencies - 7.1%
	FHLMC - 3.2%
35,670	0.84%, 10/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	$ 35,670
241,114	1.00%, 05/25/2033	244,521
669,148	1.00%, 01/15/2041	677,320
832,324	1.00%, 06/15/2044	843,249
325,000	1.13%, 08/12/2021	325,097
129,698	1.50%, 01/15/2027	131,753
245,484	2.00%, 09/15/2041	251,872
221,956	3.00%, 01/01/2033	236,299
439,697	3.50%, 03/01/2032	472,210
100,048	3.50%, 09/15/2043	103,942
96,536	3.75%, 05/15/2039(4)	98,588
230,490	4.00%, 03/01/2031	248,617
482,171	4.79%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(2)	498,515
		4,167,653
	FNMA - 2.3%
63,678	2.00%, 07/25/2039	63,890
136,778	2.00%, 12/25/2042	139,848
262,864	2.50%, 03/25/2035	272,277
87,898	2.55%, 07/25/2044	90,195
212,307	3.00%, 11/01/2032	226,006
417,626	3.00%, 02/25/2043	433,101
83,140	3.00%, 04/25/2043	85,833
163,197	3.00%, 05/25/2047	168,462
513,475	3.25%, 11/25/2043	531,413
104,348	3.50%, 03/01/2033	111,877
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 7.1% - (continued)
	Mortgage-Backed Agencies - 7.1% - (continued)
	FNMA - 2.3% - (continued)
$ 354,708	3.50%, 10/25/2035		$ 383,549
324,261	3.50%, 07/25/2045		337,386
139,542	3.50%, 07/25/2054		145,895
			2,989,732
	GNMA - 0.7%
206,535	2.00%, 05/20/2046		214,060
510,376	2.50%, 10/20/2041		528,979
111,968	2.50%, 07/20/2042		117,509
			860,548
	UMBS - 0.9%
1,050,000	3.50%, 08/17/2036(11)		1,121,768
			1,121,768
	Total U.S. Government Agencies (cost $8,918,830)		$ 9,139,701
U.S. GOVERNMENT SECURITIES - 2.7%
	U.S. Treasury Securities - 2.7%
	U.S. Treasury Notes - 2.7%
3,000,000	0.25%, 04/15/2023		$ 3,004,805
500,000	0.25%, 06/15/2024		498,867
	Total U.S. Government Securities (cost $3,500,358)		$ 3,503,672
	Total Long-Term Investments (Cost $124,810,194)		$ 126,300,013
SHORT-TERM INVESTMENTS - 3.9%
	Repurchase Agreements - 3.9%
4,996,763	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2021 at 0.020%, due on 08/02/2021 with a maturity value of $4,996,771; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $5,096,704		$ 4,996,763
	Total Short-Term Investments (cost $4,996,763)		$ 4,996,763
	Total Investments (cost $129,806,957)	101.6%	$ 131,296,776
	Other Assets and Liabilities	(1.6)%	(2,055,394)
	Total Net Assets	100.0%	$ 129,241,382
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
52

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $43,669,369, representing 33.8% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Trustees. At July 31, 2021, the aggregate fair value of this security was $207,500, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Trustees.
(6)	Investment valued using significant unobservable inputs.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2021.
(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(10)	This security, or a portion of this security, has unfunded loan commitments. As of July 31, 2021, the aggregate value of the unfunded commitment was $33,610, which rounds to 0.0% of total net assets.
(11)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at July 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	89	09/30/2021	$ 19,638,406	$ (960)
Short position contracts:
U.S. Treasury 5-Year Note Future	88	09/30/2021	$ 10,951,188	$ (57,559)
U.S. Treasury 10-Year Note Future	10	09/21/2021	1,344,531	(25,098)
Total				$ (82,657)
Total futures contracts				$ (83,617)

Foreign Currency Contracts Outstanding at July 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ Depreciation
222,000	EUR	263,648	USD	BNP	08/04/2021	$ (380)
265,309	USD	222,000	EUR	BCLY	08/04/2021	2,041
3,120,633	USD	2,643,843	EUR	BNP	08/31/2021	(16,312)
263,822	USD	222,000	EUR	BNP	09/07/2021	378
Total foreign currency contracts						$ (14,273)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
53

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 27,808,788	$ —	$ 27,601,288	$ 207,500
Corporate Bonds	60,201,288	—	60,201,288	—
Municipal Bonds	328,423	—	328,423	—
Senior Floating Rate Interests	25,318,141	—	25,318,141	—
U.S. Government Agencies	9,139,701	—	9,139,701	—
U.S. Government Securities	3,503,672	—	3,503,672	—
Short-Term Investments	4,996,763	—	4,996,763	—
Foreign Currency Contracts(2)	2,419	—	2,419	—
Total	$ 131,299,195	$ —	$ 131,091,695	$ 207,500
Liabilities
Foreign Currency Contracts(2)	$ (16,692)	$ —	$ (16,692)	$ —
Futures Contracts(2)	(83,617)	(83,617)	—	—
Total	$ (100,309)	$ (83,617)	$ (16,692)	$ —

(1)	For the year ended July 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended July 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
54

Hartford Total Return Bond ETF
Schedule of Investments
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3%
	Asset-Backed - Automobile - 0.3%
$ 889,946	Chesapeake Funding LLC 1.95%, 09/15/2031(1)	$ 900,320
645,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	647,700
220,000	Santander Drive Auto Receivables Trust 1.48%, 01/15/2027	223,230
1,010,000	Tricolor Auto Securitization Trust 1.00%, 06/17/2024(1)	1,009,915
610,000	Westlake Automobile Receivables Trust 1.65%, 02/17/2026(1)	619,896
		3,401,061
	Asset-Backed - Credit Card - 0.2%
1,170,000	Evergreen Credit Card Trust 1.90%, 09/16/2024(1)	1,192,508
865,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	868,507
		2,061,015
	Asset-Backed - Finance & Insurance - 3.1%
281,647	Aaset Trust 3.35%, 01/16/2040(1)	279,401
53,521	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(2)	54,909
35,923	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(1)(2)	36,245
	BlueMountain CLO Ltd.
1,440,000	1.23%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(3)	1,440,743
2,850,000	1.35%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(3)	2,850,473
3,300,000	Buckhorn Park CLO Ltd. 1.24%, 07/18/2034, 3 mo. USD LIBOR + 1.120%(1)(3)(4)	3,300,356
936,202	Carlyle Global Market Strategies CLO Ltd. 1.13%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(1)(3)	935,377
	Carlyle U.S. CLO Ltd.
2,047,000	1.23%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(3)	2,048,752
1,010,000	1.25%, 04/20/2034, 3 mo. USD LIBOR + 1.080%(1)(3)	1,010,877
366,432	CF Hippolyta LLC 1.99%, 07/15/2060(1)	374,117
330,000	CIFC Funding Ltd. 1.00%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(1)(3)	330,118
375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	396,918
731,962	DB Master Finance LLC 3.79%, 05/20/2049(1)	739,472
133,815	Drug Royalty L.P. 1.73%, 10/15/2031, 3 mo. USD LIBOR + 1.600%(1)(3)	132,560
1,529,846	Dryden Senior Loan Fund 1.13%, 04/15/2029, 3 mo. USD LIBOR + 1.000%(1)(3)	1,530,138
280,000	GMF Floorplan Owner Revolving Trust 0.68%, 08/15/2025(1)	281,459
246,972	Magnetite Ltd. 0.93%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(3)	247,066
256,394	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	259,353
2,025,000	Redding Ridge Asset Management LLC 1.19%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(3)	2,026,173
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Asset-Backed - Finance & Insurance - 3.1% - (continued)
$ 2,065,000	Regatta Funding Ltd. 1.29%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(3)	$ 2,066,066
	Sound Point CLO Ltd.
250,000	1.20%, 01/26/2031, 3 mo. USD LIBOR + 1.070%(1)(3)	250,013
2,270,000	1.21%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(3)	2,269,414
950,000	1.28%, 04/18/2031, 3 mo. USD LIBOR + 1.150%(1)(3)	949,455
2,280,000	Thompson Park CLO Ltd. 1.20%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(3)	2,279,412
	Towd Point Mortgage Trust
1,339,070	2.75%, 10/25/2057(1)(2)	1,368,504
1,361,685	3.25%, 03/25/2058(1)(2)	1,409,828
515,953	Treman Park CLO Ltd. 1.20%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(3)	516,469
983,067	Vantage Data Centers Issuer LLC 4.20%, 11/16/2043(1)	1,026,596
915,000	Venture CLO Ltd. 1.38%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(3)	916,092
864,964	Voya CLO Ltd. 1.03%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(3)	865,200
593,475	Wendy's Funding LLC 3.88%, 03/15/2048(1)	634,205
		32,825,761
	Commercial Mortgage-Backed Securities - 4.3%
965,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	1,007,532
	Benchmark Mortgage Trust
11,608,451	0.51%, 01/15/2051(2)(5)	311,802
20,691,710	0.51%, 07/15/2051(2)(5)	541,096
8,940,391	1.23%, 03/15/2062(2)(5)	674,218
3,656,934	1.52%, 01/15/2054(2)(5)	437,225
1,868,202	1.79%, 07/15/2053(2)(5)	210,001
1,907,985	BX Commercial Mortgage Trust 1.01%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(3)	1,912,176
580,000	BX Trust 1.86%, 05/15/2035, 1 mo. USD LIBOR + 1.770%(1)(3)	580,533
785,000	CAMB Commercial Mortgage Trust 2.64%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(3)	787,694
1,527,000	CD Mortgage Trust 3.63%, 02/10/2050	1,699,437
	Citigroup Commercial Mortgage Trust
1,300,000	3.62%, 07/10/2047	1,400,225
766,000	4.12%, 11/15/2049(2)	805,667
136,072	Citigroup Mortgage Loan Trust 3.25%, 03/25/2061(1)(2)	140,475
	Commercial Mortgage Trust
10,524,049	0.56%, 02/10/2047(2)(5)	129,019
996,381	2.94%, 01/10/2046	1,021,137
700,000	3.18%, 02/10/2035(1)	748,690
1,470,000	3.61%, 08/10/2049(1)(2)	1,574,871
1,120,000	3.69%, 08/10/2047	1,207,674
900,000	3.80%, 08/10/2047	977,285
1,095,125	3.96%, 03/10/2047	1,177,721
360,000	4.24%, 02/10/2047(2)	388,136
1,000,000	4.25%, 07/10/2045(2)	1,061,398
13,292,097	CSAIL Commercial Mortgage Trust 0.75%, 06/15/2057(2)(5)	306,763

The accompanying notes are an integral part of these financial statements.
55

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Commercial Mortgage-Backed Securities - 4.3% - (continued)
	DBJPM Mortgage Trust
$ 3,959,918	1.71%, 09/15/2053(2)(5)	$ 403,207
2,660,000	2.89%, 08/10/2049	2,860,276
	GS Mortgage Securities Trust
6,624,055	0.67%, 02/13/2053(2)(5)	311,906
2,000,000	3.05%, 05/10/2049	2,158,488
2,440,000	3.43%, 08/10/2050	2,707,974
890,000	3.63%, 11/10/2047	963,733
100,000	4.07%, 01/10/2047	107,027
415,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(1)	434,461
	JPMBB Commercial Mortgage Securities Trust
858,821	3.36%, 07/15/2045	887,343
100,000	3.93%, 09/15/2047	108,959
100,000	4.00%, 04/15/2047	107,392
2,050,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	2,298,886
365,000	Life Mortgage Trust 1.49%, 03/15/2038, 1 mo. USD LIBOR + 1.400%(1)(3)	365,173
1,410,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	1,520,772
4,113,810	Morgan Stanley Capital Trust 1.34%, 06/15/2050(2)(5)	233,205
670,000	MTRO Commercial Mortgage Trust 1.89%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(3)	659,949
1,005,120	UBS-Barclays Commercial Mortgage Trust 3.24%, 04/10/2046	1,040,757
807,234	Wells Fargo Commercial Mortgage Trust 2.92%, 10/15/2045	821,564
	Wells Fargo N.A.
5,769,242	0.60%, 11/15/2062(2)(5)	250,225
14,145,283	0.65%, 11/15/2062(2)(5)	677,761
6,990,679	0.73%, 11/15/2050(2)(5)	276,400
16,107,503	0.73%, 02/15/2061(2)(5)	651,339
4,407,356	0.80%, 11/15/2054(2)(5)	181,681
11,072,043	0.89%, 01/15/2063(2)(5)	714,537
3,485,783	0.90%, 05/15/2062(2)(5)	208,921
7,343,914	1.79%, 03/15/2063(2)(5)	1,001,880
1,790,000	3.44%, 09/15/2060	1,992,177
	WF-RBS Commercial Mortgage Trust
1,170,000	2.88%, 12/15/2045	1,196,639
1,025,000	3.61%, 11/15/2047	1,105,822
100,000	4.00%, 05/15/2047	108,024
100,000	4.05%, 03/15/2047	107,551
		45,564,804
	Other Asset-Backed Securities - 4.6%
	Affirm Asset Securitization Trust
671,418	1.90%, 01/15/2025(1)	676,659
294,428	3.46%, 10/15/2024(1)	298,198
685,693	Ajax Mortgage Loan Trust 2.12%, 01/25/2061(1)(6)	695,378
375,000	Arbor Realty Collateralized Loan Obligation Ltd. 1.19%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(3)	375,237
187,642	Atlas Senior Loan Fund Ltd. 1.00%, 04/20/2028, 3 mo. USD LIBOR + 0.870%(1)(3)	187,658
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Other Asset-Backed Securities - 4.6% - (continued)
$ 820,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	$ 820,144
2,400,000	Bain Capital Credit CLO Ltd. 1.32%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(3)(4)	2,400,691
204,381	CF Hippolyta LLC 1.98%, 03/15/2061(1)	207,599
970,000	CIFC Funding Ltd. 1.13%, 04/18/2031, 3 mo. USD LIBOR + 1.000%(1)(3)	970,063
260,000	Dewolf Park CLO Ltd. 1.34%, 10/15/2030, 3 mo. USD LIBOR + 1.210%(1)(3)	259,935
	Domino's Pizza Master Issuer LLC
942,637	2.66%, 04/25/2051(1)	983,444
413,700	3.67%, 10/25/2049(1)	450,122
48,625	4.12%, 07/25/2048(1)	50,642
	Madison Park Funding Ltd.
247,677	1.08%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(1)(3)	247,743
2,310,000	1.25%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(3)	2,311,340
440,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	440,392
38,031	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(2)	38,556
2,490,000	Nassau LLC 1.35%, 08/26/2034, 3 mo. USD LIBOR + 1.250%(1)(3)(4)	2,490,269
890,000	Navient Private Education Refi Loan Trust 0.97%, 12/16/2069(1)	889,918
2,205,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	2,211,483
729,044	OCP CLO Ltd. 1.25%, 10/18/2028, 3 mo. USD LIBOR + 1.120%(1)(3)	729,078
544,072	OZLM Ltd. 1.41%, 10/20/2031, 3 mo. USD LIBOR + 1.280%(1)(3)	544,170
	Pretium Mortgage Credit Partners LLC
940,000	1.87%, 07/25/2051(1)(6)	940,991
1,260,846	1.99%, 06/27/2060(1)(6)	1,261,436
2,365,000	RR LLC 1.23%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(3)	2,367,812
215,094	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	215,122
310,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	312,173
490,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	491,922
2,590,000	Symphony CLO Ltd. 1.17%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(3)	2,591,463
860,230	TICP CLO Ltd. 0.97%, 04/20/2028, 3 mo. USD LIBOR + 0.840%(1)(3)	857,676
	Towd Point Mortgage Trust
1,156,819	1.75%, 10/25/2060(1)	1,172,815
562,408	2.75%, 10/25/2056(1)(2)	570,821
1,003,027	2.75%, 06/25/2057(1)(2)	1,031,210
1,340,114	2.90%, 10/25/2059(1)(2)	1,388,770
163,861	3.25%, 07/25/2058(1)(2)	166,998
75,372	3.75%, 05/25/2058(1)(2)	79,500
705,000	Upstart Securitization Trust 0.83%, 07/20/2031(1)	705,057
1,640,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	1,654,549
1,350,032	VCAT LLC 1.74%, 05/25/2051(1)(6)	1,352,712
2,270,000	Venture CLO Ltd. 1.31%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(3)	2,270,756

The accompanying notes are an integral part of these financial statements.
56

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Other Asset-Backed Securities - 4.6% - (continued)
$ 2,145,000	Vericrest Opportunity Loan Transferee 1.87%, 07/25/2051(1)(6)	$ 2,146,356
958,302	VOLT C LLC 1.99%, 05/25/2051(1)(6)	970,824
1,373,560	VOLT XCIX LLC 2.12%, 04/25/2051(1)(6)	1,393,136
1,305,121	VOLT XCV LLC 2.24%, 03/27/2051(1)(6)	1,323,987
705,000	Voya CLO Ltd. 1.32%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(1)(3)	705,314
1,830,000	Wellfleet CLO Ltd. 1.34%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(3)	1,829,528
2,160,000	Wendy's Funding LLC 2.37%, 06/15/2051(1)	2,196,979
244,388	Wingstop Funding LLC 2.84%, 12/05/2050(1)	253,840
		48,530,466
	Whole Loan Collateral CMO - 8.8%
2,371,721	510 Asset-Backed Trust 2.24%, 06/25/2061(1)(6)	2,375,719
	Angel Oak Mortgage Trust
1,337,859	0.91%, 01/25/2066(1)(2)	1,358,621
1,070,013	0.99%, 04/25/2053(1)(2)	1,070,475
1,011,623	0.99%, 04/25/2066(1)(2)	1,018,516
1,918,835	1.07%, 05/25/2066(1)(2)	1,922,090
64,073	Bear Stearns Adjustable Rate Mortgage Trust 2.43%, 08/25/2035(2)	63,769
	Bellemeade Re Ltd.
112,143	1.19%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(3)	112,189
59,134	1.39%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(1)(3)	59,142
725,409	BRAVO Residential Funding Trust 0.94%, 02/25/2049(1)(2)	726,430
35,340	CIM Trust 3.00%, 04/25/2057(1)(2)	35,888
1,270,000	COLT Funding LLC 1.34%, 08/25/2066(1)(2)	1,270,350
	COLT Mortgage Loan Trust
648,097	0.80%, 07/27/2054(1)(2)	647,081
1,291,287	0.91%, 06/25/2066(1)(2)	1,288,196
	Connecticut Avenue Securities Trust
222,584	2.19%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(3)	223,094
337,656	2.24%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(3)	336,802
266,285	2.39%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(3)	268,253
1,130,000	Credit Suisse Mortgage Capital Certificates 0.94%, 05/25/2066(1)(2)	1,129,991
	CSMC Trust
484,442	0.81%, 05/25/2065(1)(2)	484,799
885,433	0.83%, 03/25/2056(1)(2)	897,994
2,285,857	1.10%, 05/25/2066(1)(2)	2,286,402
1,955,516	1.18%, 02/25/2066(1)(2)	1,986,552
649,348	1.80%, 12/27/2060(1)(2)	653,107
	Deephaven Residential Mortgage Trust
625,054	0.90%, 04/25/2066(1)(2)	624,437
1,167,891	2.34%, 01/25/2060(1)(2)	1,179,844
266,420	2.79%, 10/25/2059(1)(2)	268,167
149,008	Eagle RE Ltd. 1.79%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(3)	149,417
	Ellington Financial Mortgage Trust
308,680	0.80%, 02/25/2066(1)(2)	307,878
546,186	0.93%, 06/25/2066(1)(2)	547,788
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Whole Loan Collateral CMO - 8.8% - (continued)
	Fannie Mae Connecticut Avenue Securities
$ 128,254	2.29%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(3)	$ 129,661
142,868	2.34%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(3)	144,471
154,635	2.44%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(3)	156,453
108,798	2.69%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(3)	109,507
670,015	3.09%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(3)	674,981
607,461	3.64%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(3)	628,896
1,117,205	4.34%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(3)	1,167,199
470,621	4.44%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(3)	493,229
722,785	4.49%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(3)	746,710
363,272	4.99%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(3)	375,340
605,670	5.09%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(3)	620,603
541,724	5.09%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(3)	551,993
1,098,452	5.64%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(3)	1,152,932
842,689	5.79%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(3)	891,552
267,543	6.09%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(3)	281,008
1,675,480	GCAT 1.09%, 05/25/2066(1)(2)	1,679,494
	GCAT Trust
1,564,445	0.87%, 01/25/2066(1)(2)	1,588,100
1,209,872	1.04%, 05/25/2066(1)(2)	1,209,872
288,537	Home Re Ltd. 1.69%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	288,537
	Legacy Mortgage Asset Trust
645,604	1.75%, 04/25/2061(1)(6)	654,528
853,184	1.75%, 07/25/2061(1)(6)	854,962
	LSTAR Securities Investment Ltd.
1,817,883	1.80%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(3)	1,817,674
1,374,078	1.90%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(3)	1,374,071
835,030	MetLife Securitization Trust 3.75%, 03/25/2057(1)(2)	870,110
	MFA Trust
224,764	1.01%, 01/26/2065(1)(2)	225,031
1,115,444	1.15%, 04/25/2065(1)(2)	1,131,653
230,256	Mortgage Insurance-Linked Notes 1.99%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(1)(3)	230,256
453,436	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	453,725
	New Residential Mortgage Loan Trust
267,680	0.84%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	268,343
990,991	0.94%, 07/25/2055(1)(2)	992,150
840,976	0.94%, 09/25/2058(1)(2)	845,950
851,633	3.50%, 12/25/2057(1)(2)	881,432
482,227	4.00%, 04/25/2057(1)(2)	519,553
518,441	4.00%, 08/27/2057(1)(2)	554,986

The accompanying notes are an integral part of these financial statements.
57

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Whole Loan Collateral CMO - 8.8% - (continued)
$ 664,235	4.00%, 09/25/2057(1)(2)	$ 700,749
2,016,646	NMLT Trust 1.19%, 05/25/2056(1)(2)	2,017,106
1,897,061	OBX Trust 1.07%, 02/25/2066(1)(2)	1,899,172
	OZLM Ltd.
238,635	1.14%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(3)	238,772
289,083	1.18%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(3)	289,180
	PMT Credit Risk Transfer Trust
377,538	2.09%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(3)	376,888
739,740	2.99%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(3)	753,042
	Preston Ridge Partners Mortgage Trust LLC
560,000	1.32%, 07/25/2051(1)(2)(4)	559,995
1,226,345	1.79%, 06/25/2026(1)(6)	1,226,929
1,375,000	1.79%, 07/25/2026	1,374,992
2,247,485	1.87%, 04/25/2026(1)(6)	2,274,537
569,236	2.12%, 03/25/2026(1)(2)	577,194
319,318	2.36%, 11/25/2025(1)(6)	320,442
1,093,225	2.86%, 09/25/2025(1)(6)	1,099,624
384,610	3.50%, 10/25/2024(1)(2)	386,379
2,424,769	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)(6)	2,426,687
1,052,082	RCO VII Mortgage LLC 1.87%, 05/25/2026(1)(6)	1,053,024
829,728	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(2)	828,445
	Seasoned Credit Risk Transfer Trust
850,145	2.50%, 08/25/2059	898,228
499,841	3.50%, 08/25/2057(2)	526,941
551,857	3.50%, 11/25/2057	612,077
1,458,993	3.50%, 07/25/2058	1,625,134
683,310	3.50%, 08/25/2058	739,927
2,236,339	3.50%, 10/25/2058	2,480,029
2,008,876	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(2)	2,008,777
	Starwood Mortgage Residential Trust
679,528	0.94%, 05/25/2065(1)(2)	683,860
2,058,378	1.13%, 06/25/2056(1)(2)	2,061,786
1,761,226	Starwood Residential Mortgage Trust 1.22%, 05/25/2065(1)(2)	1,766,030
	Structured Agency Credit Risk Trust
3,755	0.84%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	3,755
766,681	1.74%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(3)	768,230
55,000	2.19%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(1)(3)	55,823
	Toorak Mortgage Corp. Ltd.
957,000	1.15%, 07/25/2056(1)(2)	958,002
1,210,000	2.24%, 06/25/2024(1)(6)	1,211,758
2,262,924	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(2)	2,313,256
920,000	Triangle Re Ltd. 2.14%, 10/25/2033, 1 mo. USD LIBOR + 2.050%(1)(3)	923,429
417,331	VCAT LLC 2.12%, 03/27/2051(1)(6)	418,667
	Verus Securitization Trust
520,096	0.82%, 10/25/2063(1)(2)	520,000
1,039,584	0.92%, 02/25/2064(1)(2)	1,041,476
967,000	0.94%, 07/25/2066(1)(2)	967,095
823,440	1.03%, 02/25/2066(1)(2)	823,719
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.3% - (continued)
	Whole Loan Collateral CMO - 8.8% - (continued)
$ 1,444,081	VOLT XCIII LLC 1.89%, 02/27/2051(1)(6)	$ 1,443,438
1,139,336	VOLT XCIV LLC 2.24%, 02/27/2051(1)(6)	1,141,215
1,153,802	VOLT XCVII LLC 2.24%, 04/25/2051(1)(6)	1,169,448
430,489	VOLT XCVIII LLC 2.12%, 04/25/2051(1)(6)	436,564
		93,859,774
	Total Asset & Commercial Mortgage-Backed Securities (cost $224,127,164)	$ 226,242,881
CORPORATE BONDS - 32.6%
	Advertising - 0.0%
	Lamar Media Corp.
75,000	3.75%, 02/15/2028	$ 76,125
80,000	4.88%, 01/15/2029	84,600
		160,725
	Aerospace/Defense - 0.4%
	Boeing Co.
680,000	5.04%, 05/01/2027	787,035
755,000	5.15%, 05/01/2030	900,382
	L3Harris Technologies, Inc.
355,000	2.90%, 12/15/2029	381,661
605,000	3.85%, 06/15/2023	641,921
255,000	Northrop Grumman Corp. 5.15%, 05/01/2040	342,430
50,000	Raytheon Technologies Corp. 4.63%, 11/16/2048	65,781
	United Technologies Corp.
885,000	3.95%, 08/16/2025	985,910
415,000	4.45%, 11/16/2038	513,287
		4,618,407
	Agriculture - 0.3%
540,000	Altria Group, Inc. 3.70%, 02/04/2051	526,891
	BAT Capital Corp.
15,000	2.26%, 03/25/2028	15,089
685,000	2.79%, 09/06/2024	719,051
915,000	BAT International Finance plc 1.67%, 03/25/2026	924,108
645,000	Kernel Holding S.A. 6.50%, 10/17/2024(7)	686,248
		2,871,387
	Airlines - 0.0%
190,000	United Airlines, Inc. 4.63%, 04/15/2029(1)	196,023
	Apparel - 0.2%
480,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	517,488
1,384,000	William Carter Co. 5.63%, 03/15/2027(1)	1,448,010
		1,965,498
	Auto Manufacturers - 0.4%
995,000	General Motors Co. 6.13%, 10/01/2025	1,177,566
	General Motors Financial Co., Inc.
425,000	1.25%, 01/08/2026	424,670
2,035,000	1.50%, 06/10/2026	2,041,015
		3,643,251
	Auto Parts & Equipment - 0.0%
261,000	Clarios Global L.P. / Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	276,008
	Beverages - 0.7%
290,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	360,279

The accompanying notes are an integral part of these financial statements.
58

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Beverages - 0.7% - (continued)
	Anheuser-Busch InBev Worldwide, Inc.
$ 205,000	3.75%, 07/15/2042	$ 228,534
480,000	4.60%, 04/15/2048	596,288
1,803,000	5.45%, 01/23/2039	2,399,917
	Coca-Cola Co.
1,510,000	2.25%, 01/05/2032	1,575,478
150,000	3.00%, 03/05/2051	162,077
	Constellation Brands, Inc.
505,000	2.25%, 08/01/2031	508,655
5,000	2.65%, 11/07/2022	5,142
170,000	2.88%, 05/01/2030	180,688
672,000	3.15%, 08/01/2029	726,516
160,000	4.65%, 11/15/2028	189,943
414,000	Diageo Capital plc 2.00%, 04/29/2030	421,013
		7,354,530
	Biotechnology - 0.5%
	Amgen, Inc.
195,000	1.90%, 02/21/2025	202,897
1,770,000	2.30%, 02/25/2031	1,824,845
165,000	Baxalta, Inc. 3.60%, 06/23/2022	168,860
1,480,000	Gilead Sciences, Inc. 1.65%, 10/01/2030	1,456,287
	Royalty Pharma plc
60,000	1.75%, 09/02/2027(1)	60,331
885,000	2.15%, 09/02/2031	870,561
380,000	2.20%, 09/02/2030(1)	377,805
		4,961,586
	Chemicals - 0.2%
200,000	Chemours Co. 5.38%, 05/15/2027(8)	217,000
785,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	847,018
435,000	LYB International Finance LLC 1.25%, 10/01/2025	437,429
160,000	Olin Corp. 5.13%, 09/15/2027	166,600
		1,668,047
	Commercial Banks - 6.0%
	Bank of America Corp.
995,000	2.09%, 06/14/2029, (2.09% fixed rate until 06/14/2028; 3 mo. USD SOFR + 1.060% thereafter)(9)	1,012,879
680,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(9)	712,495
830,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(9)	854,405
1,005,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(9)	1,089,051
1,490,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(9)	1,603,500
105,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(9)	113,054
3,720,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(9)	4,138,550
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Commercial Banks - 6.0% - (continued)
$ 860,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(9)	$ 914,953
1,880,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(9)	2,272,237
665,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	696,659
	BNP Paribas S.A.
655,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(9)	648,856
850,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(9)	879,215
550,000	China Construction Bank Corp. 0.88%, 09/24/2021, 3 mo. USD LIBOR + 0.750%(3)(7)	550,312
	Citigroup, Inc.
870,000	2.56%, 05/01/2032, (2.56% fixed rate until 05/01/2031; 3 mo. USD SOFR + 1.167% thereafter)(9)	898,665
540,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(9)	552,814
1,705,000	3.20%, 10/21/2026	1,856,857
1,150,000	3.70%, 01/12/2026	1,276,700
440,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(9)	500,798
695,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(9)	815,809
250,000	Credit Suisse AG 0.48%, 02/04/2022, 3 mo. USD SOFR + 0.450%(3)	250,358
	Credit Suisse Group AG
350,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(9)	365,186
1,225,000	6.25%, 12/29/2049, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(7)(9)	1,336,720
	Danske Bank A/S
510,000	5.00%, 01/12/2022(1)	519,838
530,000	5.38%, 01/12/2024(1)	586,720
590,000	Fifth Third Bancorp 2.38%, 01/28/2025	619,720
	Goldman Sachs Group, Inc.
480,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(9)	472,291
1,205,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(9)	1,222,799
1,605,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(9)	1,659,632
100,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(9)	102,339
2,505,000	3.50%, 11/16/2026	2,734,993

The accompanying notes are an integral part of these financial statements.
59

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Commercial Banks - 6.0% - (continued)
$ 260,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(9)	$ 292,719
145,000	6.75%, 10/01/2037	214,202
	HSBC Holdings plc
780,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(9)	782,003
435,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD LIBOR + 1.290% thereafter)(9)	437,488
1,555,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(9)	1,807,903
	JP Morgan Chase & Co.
445,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(9)	462,383
885,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(9)	940,722
575,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(9)	611,100
410,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(9)	427,019
1,830,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(9)	1,945,853
230,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(9)	244,063
1,760,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(9)	1,978,385
2,465,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(9)	2,622,231
935,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(9)	1,045,801
460,000	4.01%, 04/23/2029, (4.00% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(9)	524,352
	Morgan Stanley
1,305,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(9)	1,324,294
1,510,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(9)	1,466,326
960,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(9)	942,324
775,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(9)	780,458
745,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(9)	784,528
2,145,000	3.13%, 07/27/2026	2,331,704
75,000	4.00%, 07/23/2025	83,474
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Commercial Banks - 6.0% - (continued)
$ 525,000	5.00%, 11/24/2025	$ 606,365
635,000	PNC Financial Services Group, Inc. 2.20%, 11/01/2024	666,301
470,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	478,596
	State Street Corp.
1,050,000	2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. USD SOFR + 0.940% thereafter)(9)	1,106,766
320,000	2.90%, 03/30/2026, (2.90% fixed rate until 03/30/2025; 3 mo. USD SOFR + 2.600% thereafter)(9)	343,010
	UBS Group AG
680,000	2.65%, 02/01/2022(1)	687,902
1,325,000	7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(7)(9)	1,525,406
650,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	666,614
	Wells Fargo & Co.
1,735,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 1.087% thereafter)(9)	1,814,133
1,165,000	3.00%, 04/22/2026	1,263,474
140,000	3.00%, 10/23/2026	151,683
410,000	3.75%, 01/24/2024	440,757
230,000	4.75%, 12/07/2046	295,161
260,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(9)	361,719
		63,715,624
	Commercial Services - 1.1%
	Ashtead Capital, Inc.
425,000	4.00%, 05/01/2028(1)	447,312
1,400,000	4.38%, 08/15/2027(1)	1,466,500
200,000	5.25%, 08/01/2026(1)	208,000
352,000	Equifax, Inc. 2.60%, 12/15/2025	374,395
	Gartner, Inc.
185,000	3.63%, 06/15/2029(1)	189,394
660,000	3.75%, 10/01/2030(1)	678,150
1,499,000	4.50%, 07/01/2028(1)	1,585,192
	Howard University
100,000	2.39%, 10/01/2027	103,595
100,000	2.70%, 10/01/2029	102,708
325,000	2.80%, 10/01/2030	335,757
265,000	3.48%, 10/01/2041	278,184
105,000	Howard University (AGM Insured) 2.90%, 10/01/2031	109,616
1,330,000	IHS Markit Ltd. 4.13%, 08/01/2023	1,413,790
	Service Corp. International
1,845,000	3.38%, 08/15/2030	1,840,203
1,656,000	5.13%, 06/01/2029	1,788,480
	United Rentals North America, Inc.
80,000	4.88%, 01/15/2028	84,480
380,000	5.88%, 09/15/2026	392,532
		11,398,288
	Construction Materials - 0.3%
980,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	1,042,475
	Standard Industries, Inc.
330,000	3.38%, 01/15/2031(1)	319,985

The accompanying notes are an integral part of these financial statements.
60

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Construction Materials - 0.3% - (continued)
$ 1,790,000	4.38%, 07/15/2030(1)	$ 1,843,700
155,000	4.75%, 01/15/2028(1)	161,341
		3,367,501
	Diversified Financial Services - 0.6%
2,405,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	2,425,996
700,000	Capital One Financial Corp. 3.90%, 01/29/2024	753,786
605,000	GE Capital Funding LLC 4.40%, 05/15/2030	711,079
491,000	GE Capital International Funding Co. 4.42%, 11/15/2035	601,689
385,000	Mastercard, Inc. 2.95%, 03/15/2051	407,384
80,000	Navient Corp. 6.13%, 03/25/2024	86,800
1,585,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(1)	1,631,361
		6,618,095
	Electric - 3.2%
495,000	AES Corp. 3.30%, 07/15/2025(1)	528,809
	Alabama Power Co.
615,000	3.45%, 10/01/2049	690,605
335,000	4.15%, 08/15/2044	411,217
40,000	Appalachian Power Co. 6.38%, 04/01/2036	56,735
	Berkshire Hathaway Energy Co.
410,000	1.65%, 05/15/2031	401,549
495,000	3.25%, 04/15/2028	551,195
290,000	Centrais Eletricas Brasileiras S.A. 3.63%, 02/04/2025(1)	299,280
	Cleco Corporate Holdings LLC
625,000	3.38%, 09/15/2029	657,851
20,000	4.97%, 05/01/2046	24,702
	Commonwealth Edison Co.
420,000	3.65%, 06/15/2046	486,264
35,000	4.00%, 03/01/2048	42,826
115,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	142,449
465,000	Dominion Energy, Inc. 3.38%, 04/01/2030	515,258
	Duke Energy Carolinas LLC
375,000	2.55%, 04/15/2031	395,970
710,000	4.25%, 12/15/2041	877,927
	Duke Energy Corp.
1,620,000	2.55%, 06/15/2031	1,673,551
405,000	2.65%, 09/01/2026	431,318
	Duke Energy Indiana LLC
725,000	2.75%, 04/01/2050	719,562
435,000	3.25%, 10/01/2049	471,322
480,000	Duquesne Light Holdings, Inc. 2.78%, 01/07/2032(1)(4)	491,412
805,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	809,775
195,000	Evergy Metro, Inc. 2.25%, 06/01/2030	201,042
	Evergy, Inc.
640,000	2.45%, 09/15/2024	673,217
295,000	2.90%, 09/15/2029	316,895
1,160,000	Exelon Corp. 3.95%, 06/15/2025	1,279,922
	FirstEnergy Corp.
637,000	2.25%, 09/01/2030	628,273
1,270,000	3.40%, 03/01/2050	1,275,162
610,000	5.60%, 07/15/2047	766,361
	Georgia Power Co.
1,035,000	2.10%, 07/30/2023	1,070,378
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Electric - 3.2% - (continued)
$ 785,000	4.30%, 03/15/2042	$ 937,061
	IPALCO Enterprises, Inc.
460,000	3.70%, 09/01/2024	496,271
2,257,000	4.25%, 05/01/2030	2,567,099
	ITC Holdings Corp.
505,000	2.95%, 05/14/2030(1)	539,397
30,000	3.25%, 06/30/2026	32,768
465,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	486,066
	MidAmerican Energy Co.
155,000	3.15%, 04/15/2050	167,291
45,000	3.65%, 08/01/2048	52,672
145,000	National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	160,960
155,000	NextEra Energy Operating Partners L.P. 3.88%, 10/15/2026(1)	163,137
	NRG Energy, Inc.
560,000	2.00%, 12/02/2025(1)	575,860
585,000	2.45%, 12/02/2027(1)	597,590
160,000	Oglethorpe Power Corp. 3.75%, 08/01/2050	174,730
145,000	Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	184,049
	Pacific Gas and Electric Co.
955,000	2.50%, 02/01/2031	899,964
425,000	4.50%, 07/01/2040	428,613
	PacifiCorp
101,000	4.13%, 01/15/2049	123,166
110,000	4.15%, 02/15/2050	136,423
345,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	413,839
	Public Service Enterprise Group, Inc.
290,000	1.60%, 08/15/2030	279,445
575,000	2.88%, 06/15/2024	610,335
	Puget Energy, Inc.
650,000	3.65%, 05/15/2025	702,776
850,000	4.10%, 06/15/2030	963,957
	Sempra Energy
700,000	3.40%, 02/01/2028	773,361
220,000	3.80%, 02/01/2038	249,746
70,000	4.00%, 02/01/2048	80,321
	Southern California Edison Co.
220,000	2.25%, 06/01/2030	221,093
555,000	2.85%, 08/01/2029	584,710
175,000	3.65%, 02/01/2050	178,276
179,000	4.00%, 04/01/2047	189,303
96,000	4.13%, 03/01/2048	105,087
	Southern Co.
115,000	2.95%, 07/01/2023	119,980
1,038,000	3.25%, 07/01/2026	1,133,968
505,000	3.70%, 04/30/2030	567,799
20,000	4.40%, 07/01/2046	24,067
120,000	Union Electric Co. 4.00%, 04/01/2048	146,952
1,050,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(1)	1,039,542
		33,998,501

The accompanying notes are an integral part of these financial statements.
61

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Energy-Alternate Sources - 0.1%
$ 470,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	$ 525,230
545,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	594,050
		1,119,280
	Engineering & Construction - 0.1%
1,147,336	International Airport Finance S.A. 12.00%, 03/15/2033(1)	1,244,859
	Entertainment - 0.3%
2,590,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	2,661,225
	Environmental Control - 0.3%
	Clean Harbors, Inc.
2,680,000	4.88%, 07/15/2027(1)	2,810,650
45,000	5.13%, 07/15/2029(1)	48,938
350,000	Waste Management, Inc. 2.00%, 06/01/2029	359,308
		3,218,896
	Food - 0.3%
	Conagra Brands, Inc.
40,000	4.30%, 05/01/2024	43,832
210,000	4.60%, 11/01/2025	238,757
475,000	4.85%, 11/01/2028	570,274
65,000	5.40%, 11/01/2048	89,150
400,000	Kellogg Co. 3.40%, 11/15/2027	443,601
50,000	Kraft Heinz Foods Co. 4.25%, 03/01/2031	57,514
695,000	MARB BondCo plc 3.95%, 01/29/2031(1)	675,540
835,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	887,663
155,000	Post Holdings, Inc. 5.63%, 01/15/2028(1)	163,137
196,000	Sysco Corp. 5.95%, 04/01/2030	253,896
150,000	TreeHouse Foods, Inc. 4.00%, 09/01/2028	150,188
		3,573,552
	Food Service - 0.0%
140,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	145,443
	Forest Products & Paper - 0.4%
	Suzano Austria GmbH
1,815,000	3.13%, 01/15/2032(4)	1,798,665
2,230,000	5.00%, 01/15/2030	2,525,475
		4,324,140
	Gas - 0.2%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
85,000	5.63%, 05/20/2024	92,757
260,000	5.88%, 08/20/2026	291,200
	NiSource, Inc.
585,000	3.49%, 05/15/2027	650,441
1,190,000	3.60%, 05/01/2030	1,330,611
		2,365,009
	Healthcare - Products - 0.6%
	Alcon Finance Corp.
981,000	2.75%, 09/23/2026(1)	1,044,795
635,000	3.00%, 09/23/2029(1)	677,831
	Boston Scientific Corp.
440,000	1.90%, 06/01/2025	456,010
1,105,000	3.75%, 03/01/2026	1,233,188
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Healthcare - Products - 0.6% - (continued)
$ 350,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	$ 365,116
1,730,000	Hologic, Inc. 4.63%, 02/01/2028(1)	1,825,150
185,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	192,863
		5,794,953
	Healthcare - Services - 1.0%
	Centene Corp.
315,000	4.25%, 12/15/2027	332,325
2,415,000	4.63%, 12/15/2029	2,646,719
105,000	CommonSpirit Health 3.35%, 10/01/2029	115,245
	HCA, Inc.
1,585,000	2.38%, 07/15/2031	1,599,914
240,000	3.50%, 09/01/2030	260,628
410,000	Humana, Inc. 2.15%, 02/03/2032	411,297
	Kaiser Foundation Hospitals
370,000	2.81%, 06/01/2041	387,373
610,000	3.00%, 06/01/2051	645,373
1,950,000	Rede D'or Finance S.a.r.l. 4.50%, 01/22/2030(1)	1,986,582
325,000	Sutter Health 3.36%, 08/15/2050	353,797
	UnitedHealth Group, Inc.
180,000	2.38%, 08/15/2024	189,741
670,000	2.75%, 05/15/2040	692,891
200,000	3.50%, 08/15/2039	227,290
166,000	3.75%, 10/15/2047	195,750
		10,044,925
	Home Builders - 0.2%
870,000	PulteGroup, Inc. 5.50%, 03/01/2026	1,018,848
155,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	167,594
435,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	485,569
		1,672,011
	Insurance - 1.0%
1,530,000	American International Group, Inc. 2.50%, 06/30/2025	1,614,679
665,000	Aon Corp. 2.20%, 11/15/2022	681,132
	Brighthouse Financial, Inc.
155,000	4.70%, 06/22/2047	173,956
1,755,000	5.63%, 05/15/2030	2,157,054
1,365,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	1,376,875
110,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	110,550
	Marsh & McLennan Cos., Inc.
420,000	3.88%, 03/15/2024	454,555
425,000	4.38%, 03/15/2029	503,397
260,000	4.75%, 03/15/2039	339,239
64,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	70,507
155,000	MGIC Investment Corp. 5.25%, 08/15/2028	164,777
920,000	New York Life Global Funding 2.00%, 01/22/2025(1)	957,647
80,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	92,639
	Unum Group
85,000	4.13%, 06/15/2051	86,567
730,000	4.50%, 12/15/2049	787,074
10,000	Voya Financial, Inc. 4.80%, 06/15/2046	12,902

The accompanying notes are an integral part of these financial statements.
62

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Insurance - 1.0% - (continued)
	Willis North America, Inc.
$ 230,000	2.95%, 09/15/2029	$ 243,505
325,000	3.60%, 05/15/2024	349,025
530,000	4.50%, 09/15/2028	617,038
		10,793,118
	Internet - 0.6%
	Alibaba Group Holding Ltd.
265,000	3.40%, 12/06/2027	289,734
245,000	4.20%, 12/06/2047	286,749
655,000	Amazon.com, Inc. 3.88%, 08/22/2037	793,054
	Go Daddy Operating Co. LLC
410,000	3.50%, 03/01/2029(1)	408,975
1,467,000	5.25%, 12/01/2027(1)	1,538,780
2,170,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	2,197,125
	Tencent Holdings Ltd.
330,000	2.39%, 06/03/2030(1)	331,559
785,000	3.84%, 04/22/2051(1)	846,932
		6,692,908
	Iron/Steel - 0.2%
320,000	Commercial Metals Co. 5.38%, 07/15/2027	335,878
	Metinvest B.V.
EUR 440,000	5.63%, 06/17/2025(1)	549,144
$ 200,000	7.75%, 10/17/2029(1)	220,000
747,000	Vale Overseas Ltd. 3.75%, 07/08/2030	799,290
		1,904,312
	IT Services - 0.7%
	Apple, Inc.
1,515,000	2.20%, 09/11/2029	1,585,009
970,000	3.35%, 02/09/2027	1,080,948
190,000	3.45%, 02/09/2045	215,164
2,905,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	2,963,100
235,000	HP, Inc. 2.20%, 06/17/2025	244,423
	International Business Machines Corp.
490,000	1.95%, 05/15/2030	491,591
280,000	2.95%, 05/15/2050	285,180
655,000	Leidos, Inc. 3.63%, 05/15/2025	713,164
150,000	Western Digital Corp. 4.75%, 02/15/2026	166,500
		7,745,079
	Lodging - 0.1%
485,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	510,700
	Machinery - Construction & Mining - 0.0%
185,000	BWX Technologies, Inc. 4.13%, 04/15/2029(1)	189,389
	Machinery-Diversified - 0.1%
885,000	Otis Worldwide Corp. 2.57%, 02/15/2030	934,102
	Media - 1.6%
	CCO Holdings LLC / CCO Holdings Capital Corp.
775,000	4.25%, 02/01/2031(1)	798,250
80,000	5.00%, 02/01/2028(1)	83,902
475,000	5.13%, 05/01/2027(1)	496,969
	Charter Communications Operating LLC / Charter Communications Operating Capital
65,000	3.70%, 04/01/2051	65,674
560,000	4.80%, 03/01/2050	656,261
535,000	5.05%, 03/30/2029	637,946
915,000	5.38%, 05/01/2047	1,130,971
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Media - 1.6% - (continued)
$ 475,000	5.75%, 04/01/2048	$ 612,928
1,595,000	6.48%, 10/23/2045	2,242,033
	Comcast Corp.
330,000	3.20%, 07/15/2036	359,389
225,000	3.25%, 11/01/2039	245,340
1,040,000	3.75%, 04/01/2040	1,204,581
180,000	4.05%, 11/01/2052	217,524
290,000	4.60%, 10/15/2038	364,588
90,000	4.65%, 07/15/2042	114,575
70,000	4.75%, 03/01/2044	91,380
70,000	4.95%, 10/15/2058	98,829
	Cox Communications, Inc.
650,000	2.60%, 06/15/2031(1)	669,062
302,000	3.15%, 08/15/2024(1)	322,196
	CSC Holdings LLC
1,905,000	3.38%, 02/15/2031(1)	1,809,750
440,000	4.13%, 12/01/2030(1)	441,100
	Discovery Communications LLC
390,000	3.95%, 06/15/2025	429,571
112,000	5.30%, 05/15/2049	143,915
1,395,000	6.35%, 06/01/2040	1,954,396
230,000	DISH DBS Corp. 5.88%, 07/15/2022	238,050
280,000	Sirius XM Radio, Inc. 4.13%, 07/01/2030(1)	288,870
	TEGNA, Inc.
160,000	4.63%, 03/15/2028	164,800
32,000	5.50%, 09/15/2024(1)	32,448
185,000	Time Warner Cable LLC 6.55%, 05/01/2037	254,544
200,000	Vertical U.S. Newco, Inc. 5.25%, 07/15/2027(1)	211,210
360,000	ViacomCBS, Inc. 4.38%, 03/15/2043	424,938
	Videotron Ltd.
80,000	5.13%, 04/15/2027(1)	83,400
200,000	5.38%, 06/15/2024(1)	220,482
		17,109,872
	Mining - 0.0%
120,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(1)	125,278
	Miscellaneous Manufacturing - 0.0%
120,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	153,369
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
3,178,000	3.25%, 02/15/2029	3,188,582
120,000	4.25%, 04/01/2028	124,618
275,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	290,109
		3,603,309
	Oil & Gas - 1.4%
	Apache Corp.
25,000	4.25%, 01/15/2030	26,063
130,000	4.88%, 11/15/2027	139,725
	BP Capital Markets America, Inc.
275,000	2.94%, 06/04/2051	269,049
230,000	3.06%, 06/17/2041	236,853
410,000	3.38%, 02/08/2061	425,771
780,000	3.63%, 04/06/2030	882,963
	Continental Resources, Inc.
40,000	4.38%, 01/15/2028	44,300
110,000	5.75%, 01/15/2031(1)	132,583
	Energean Israel Finance Ltd.
495,000	4.50%, 03/30/2024(1)(7)	503,630

The accompanying notes are an integral part of these financial statements.
63

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Oil & Gas - 1.4% - (continued)
$ 350,000	4.88%, 03/30/2026(1)(7)	$ 357,770
710,000	5.88%, 03/30/2031(1)(7)	727,260
	Equinor ASA
990,000	1.75%, 01/22/2026	1,023,248
380,000	3.63%, 04/06/2040	435,963
255,000	3.70%, 04/06/2050	299,891
725,000	Exxon Mobil Corp. 4.23%, 03/19/2040	884,124
	Hess Corp.
185,000	7.13%, 03/15/2033	250,757
520,000	7.30%, 08/15/2031	710,717
1,075,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(7)	1,183,829
	Lundin Energy Finance B.V.
335,000	2.00%, 07/15/2026(1)	338,753
1,065,000	3.10%, 07/15/2031(1)	1,088,049
710,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	799,687
	Occidental Petroleum Corp.
10,000	3.40%, 04/15/2026	10,100
17,000	6.13%, 01/01/2031	20,083
5,000	6.38%, 09/01/2028	5,825
	Ovintiv, Inc.
26,000	6.50%, 08/15/2034	34,638
25,000	6.50%, 02/01/2038	33,954
5,000	7.20%, 11/01/2031	6,676
50,000	7.38%, 11/01/2031	67,480
1,850,000	Qatar Petroleum Industry 2.25%, 07/12/2031(1)	1,871,741
	Saudi Arabian Oil Co.
200,000	1.63%, 11/24/2025(1)	202,020
760,000	2.88%, 04/16/2024(1)	798,131
265,000	Shell International Finance B.V. 3.25%, 04/06/2050	287,728
125,000	Suncor Energy, Inc. 3.75%, 03/04/2051	138,344
390,000	Sunoco L.P. / Sunoco Finance Corp. 5.88%, 03/15/2028	410,475
600,000	Tullow Oil plc 7.00%, 03/01/2025(1)	518,280
		15,166,460
	Oil & Gas Services - 0.0%
240,000	Halliburton Co. 4.85%, 11/15/2035	286,443
	Packaging & Containers - 0.3%
400,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	413,000
2,140,000	Ball Corp. 4.00%, 11/15/2023	2,269,545
250,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	248,393
	Owens-Brockway Glass Container, Inc.
80,000	5.38%, 01/15/2025(1)	85,050
430,000	5.88%, 08/15/2023(1)	460,638
		3,476,626
	Pharmaceuticals - 1.2%
	AbbVie, Inc.
985,000	2.95%, 11/21/2026	1,067,307
405,000	3.20%, 11/21/2029	444,205
485,000	4.25%, 11/21/2049	593,982
320,000	4.63%, 10/01/2042	401,691
2,005,000	Astrazeneca Finance LLC 1.75%, 05/28/2028	2,039,343
	Bausch Health Cos., Inc.
220,000	5.75%, 08/15/2027(1)	231,550
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Pharmaceuticals - 1.2% - (continued)
$ 35,000	7.00%, 01/15/2028(1)	$ 36,750
	Bayer U.S. Finance LLC
705,000	4.25%, 12/15/2025(1)	787,622
200,000	4.88%, 06/25/2048(1)	256,903
	Bristol-Myers Squibb Co.
1,400,000	0.75%, 11/13/2025	1,398,907
345,000	2.55%, 11/13/2050	335,882
160,000	3.20%, 06/15/2026	176,176
1,570,000	Cigna Corp. 1.25%, 03/15/2026	1,582,345
	CVS Health Corp.
625,000	4.13%, 04/01/2040	738,931
185,000	5.05%, 03/25/2048	246,261
15,000	5.13%, 07/20/2045	19,808
875,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	967,766
200,000	Organon Finance LLC 4.13%, 04/30/2028(1)	205,082
1,145,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	1,098,742
		12,629,253
	Pipelines - 1.0%
	Cheniere Energy Partners L.P.
20,000	4.50%, 10/01/2029	21,575
60,000	5.63%, 10/01/2026	61,957
180,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	184,725
	Energy Transfer Operating L.P.
545,000	5.15%, 02/01/2043	630,544
160,000	5.15%, 03/15/2045	186,118
1,915,000	6.13%, 12/15/2045	2,456,813
75,000	6.25%, 04/15/2049	98,784
	Enterprise Products Operating LLC
230,000	4.25%, 02/15/2048	271,292
270,000	4.95%, 10/15/2054	348,936
	EQM Midstream Partners L.P.
60,000	5.50%, 07/15/2028	64,950
55,000	6.50%, 07/01/2027(1)	61,737
	Galaxy Pipeline Assets Bidco Ltd.
1,188,000	2.16%, 03/31/2034(1)	1,176,275
2,235,000	2.63%, 03/31/2036(1)	2,213,545
831,000	2.94%, 09/30/2040(1)	836,977
	MPLX L.P.
285,000	1.75%, 03/01/2026	289,507
155,000	5.20%, 03/01/2047	192,163
80,000	5.20%, 12/01/2047	97,614
484,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	504,080
230,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	268,733
140,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031(1)	151,375
	Venture Global Calcasieu Pass LLC
90,000	3.88%, 08/15/2029(1)(4)	92,025
105,000	4.13%, 08/15/2031(1)(4)	108,675
	Western Midstream Operating L.P.
40,000	4.75%, 08/15/2028	43,397
150,000	5.30%, 02/01/2030	168,380
		10,530,177
	Real Estate Investment Trusts - 0.5%
685,000	American Tower Corp. 2.40%, 03/15/2025	717,025
	Equinix, Inc.
315,000	2.00%, 05/15/2028	321,569

The accompanying notes are an integral part of these financial statements.
64

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Real Estate Investment Trusts - 0.5% - (continued)
$ 430,000	2.50%, 05/15/2031	$ 445,584
	GLP Capital L.P. / GLP Financing II, Inc.
1,095,000	4.00%, 01/15/2031	1,197,591
360,000	5.30%, 01/15/2029	424,217
430,000	5.75%, 06/01/2028	516,576
675,000	SBA Tower Trust 2.84%, 01/15/2050(1)	704,035
	VEREIT Operating Partnership L.P.
40,000	2.20%, 06/15/2028	41,265
50,000	2.85%, 12/15/2032	53,563
150,000	3.40%, 01/15/2028	165,430
	VICI Properties L.P. / VICI Note Co., Inc.
50,000	3.75%, 02/15/2027(1)	51,437
70,000	4.25%, 12/01/2026(1)	72,820
		4,711,112
	Retail - 0.6%
	1011778 BC ULC / New Red Finance, Inc.
140,000	3.50%, 02/15/2029(1)	139,231
165,000	3.88%, 01/15/2028(1)	166,203
225,000	AutoZone, Inc. 3.63%, 04/15/2025(8)	246,111
1,494,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	1,553,267
825,000	Home Depot, Inc. 3.30%, 04/15/2040	920,935
160,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	167,200
490,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	521,237
555,000	Lowe's Cos., Inc. 1.70%, 10/15/2030	542,740
	McDonald's Corp.
580,000	3.35%, 04/01/2023	607,301
210,000	3.63%, 09/01/2049	238,333
800,000	4.20%, 04/01/2050	986,236
185,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	193,787
		6,282,581
	Semiconductors - 1.3%
	Broadcom, Inc.
2,165,000	3.42%, 04/15/2033(1)	2,306,609
523,000	3.47%, 04/15/2034(1)	556,204
1,910,000	5.00%, 04/15/2030	2,278,127
155,000	Entegris, Inc. 4.38%, 04/15/2028(1)	162,750
	Intel Corp.
340,000	3.10%, 02/15/2060	350,484
145,000	4.10%, 05/19/2046	174,867
	Marvell Technology, Inc.
1,400,000	2.45%, 04/15/2028(1)	1,447,272
705,000	2.95%, 04/15/2031(1)	735,444
	Microchip Technology, Inc.
1,020,000	2.67%, 09/01/2023	1,059,538
45,000	4.25%, 09/01/2025	47,404
660,000	NVIDIA Corp. 3.50%, 04/01/2040	755,527
	NXP B.V. / NXP Funding LLC
262,000	4.63%, 06/01/2023(1)	280,631
1,243,000	4.88%, 03/01/2024(1)	1,366,384
299,000	5.35%, 03/01/2026(1)	350,417
240,000	5.55%, 12/01/2028(1)	297,032
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
285,000	3.15%, 05/01/2027(1)	307,878
136,000	4.30%, 06/18/2029(1)	157,815
40,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	41,521
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Semiconductors - 1.3% - (continued)
	QUALCOMM, Inc.
$ 149,000	4.65%, 05/20/2035	$ 192,543
421,000	4.80%, 05/20/2045	569,269
		13,437,716
	Software - 1.6%
3,055,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	3,061,278
615,523	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	630,634
641,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	697,088
220,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	229,834
240,000	Fidelity National Information Services, Inc. 2.25%, 03/01/2031	243,632
	Fiserv, Inc.
375,000	2.25%, 06/01/2027	392,617
675,000	3.20%, 07/01/2026	734,504
530,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	552,525
	Microsoft Corp.
27,000	2.68%, 06/01/2060	27,188
405,000	2.92%, 03/17/2052	436,051
133,000	3.04%, 03/17/2062	145,459
	MSCI, Inc.
15,000	3.63%, 09/01/2030(1)	15,769
2,603,000	5.38%, 05/15/2027(1)	2,762,434
330,000	Open Text Corp. 5.88%, 06/01/2026(1)	340,758
	Oracle Corp.
400,000	2.30%, 03/25/2028	415,019
835,000	2.88%, 03/25/2031	880,833
1,550,000	3.85%, 04/01/2060	1,657,945
1,185,000	3.95%, 03/25/2051	1,316,211
425,000	4.10%, 03/25/2061	479,167
1,715,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	1,815,070
		16,834,016
	Telecommunications - 2.2%
2,100,000	Apple, Inc. 1.40%, 08/05/2028	2,091,175
	AT&T, Inc.
1,290,000	3.50%, 02/01/2061	1,287,390
772,000	3.55%, 09/15/2055(1)	796,557
310,000	3.65%, 06/01/2051	328,209
326,000	3.65%, 09/15/2059(1)	336,103
1,998,000	3.80%, 12/01/2057(1)	2,120,289
185,000	4.50%, 03/09/2048	221,238
	Nokia Oyj
1,370,000	4.38%, 06/12/2027	1,510,425
60,000	6.63%, 05/15/2039	82,200
1,120,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	1,123,357
300,000	Sprint Corp. 7.13%, 06/15/2024	344,925
160,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	183,904
900,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	945,000
	T-Mobile USA, Inc.
1,840,000	2.05%, 02/15/2028	1,881,345
65,000	3.38%, 04/15/2029(1)	67,677
1,365,000	3.50%, 04/15/2025	1,482,363
75,000	3.50%, 04/15/2031(1)	78,661
890,000	3.88%, 04/15/2030	1,004,890
325,000	4.50%, 04/15/2050	397,576
885,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	892,248

The accompanying notes are an integral part of these financial statements.
65

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 32.6% - (continued)
	Telecommunications - 2.2% - (continued)
	Verizon Communications, Inc.
$ 925,000	2.65%, 11/20/2040	$ 904,502
1,775,000	3.40%, 03/22/2041	1,915,701
965,000	4.50%, 08/10/2033	1,174,668
1,210,000	4.81%, 03/15/2039	1,552,758
270,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	267,300
545,000	Vodafone Group plc 6.15%, 02/27/2037	761,862
		23,752,323
	Transportation - 0.2%
	Union Pacific Corp.
1,120,000	2.38%, 05/20/2031	1,163,172
600,000	2.97%, 09/16/2062	594,022
		1,757,194
	Trucking & Leasing - 0.3%
1,615,000	DAE Funding LLC 1.55%, 08/01/2024(1)	1,613,385
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,105,000	2.70%, 11/01/2024(1)	1,163,072
625,000	4.00%, 07/15/2025(1)	692,390
		3,468,847
	Water - 0.0%
185,000	American Water Capital Corp. 4.15%, 06/01/2049	230,550
	Total Corporate Bonds (cost $328,139,485)	$ 345,302,498
FOREIGN GOVERNMENT OBLIGATIONS - 6.5%
	Angola - 0.1%
	Angolan Government International Bond
580,000	8.00%, 11/26/2029(7)	$ 599,650
510,000	8.25%, 05/09/2028(7)	535,500
		1,135,150
	Argentina - 0.0%
	Argentine Republic Government International Bond
16,465	1.00%, 07/09/2029	6,314
782,972	1.13%, 07/09/2035(3)(6)	253,683
		259,997
	Benin - 0.1%
EUR 1,130,000	Benin Government International Bond 4.95%, 01/22/2035(1)	1,299,192
	Bermuda - 0.0%
$ 255,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	255,638
	Brazil - 0.4%
BRL 20,100,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	4,009,031
	Chile - 0.3%
	Chile Government International Bond
EUR 1,820,000	1.25%, 01/22/2051	1,953,476
$ 1,460,000	3.10%, 05/07/2041	1,472,395
		3,425,871
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.5% - (continued)
	Colombia - 0.5%
	Colombia Government International Bond
$ 3,035,000	3.88%, 04/25/2027	$ 3,211,758
1,175,000	5.00%, 06/15/2045	1,227,981
200,000	5.20%, 05/15/2049	215,536
510,000	5.63%, 02/26/2044	569,359
		5,224,634
	Croatia - 0.2%
EUR 1,790,000	Croatia Government International Bond 1.50%, 06/17/2031(7)	2,252,211
	Dominican Republic - 0.2%
$ 1,615,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	1,753,906
	Egypt - 0.1%
	Egypt Government International Bond
210,000	7.63%, 05/29/2032(1)	221,512
200,000	8.50%, 01/31/2047(7)	206,539
200,000	8.88%, 05/29/2050(1)	212,822
		640,873
	Ghana - 0.1%
440,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	432,507
	Hungary - 0.3%
EUR 2,465,000	Hungary Government International Bond 1.63%, 04/28/2032(7)	3,134,515
	Indonesia - 0.3%
	Indonesia Government International Bond
2,040,000	1.10%, 03/12/2033	2,369,138
100,000	2.15%, 07/18/2024(7)	125,102
145,000	2.63%, 06/14/2023(7)	179,864
		2,674,104
	Ivory Coast - 0.1%
845,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(7)	1,011,620
	Jordan - 0.1%
$ 790,000	Jordan Government International Bond 5.85%, 07/07/2030(7)	817,176
	Macedonia - 0.2%
	North Macedonia Government International Bond
EUR 770,000	2.75%, 01/18/2025(7)	963,467
985,000	3.68%, 06/03/2026(1)	1,292,849
		2,256,316
	Mexico - 1.3%
MXN 130,602,100	Mexican Bonos 7.75%, 05/29/2031	6,976,537
	Mexico Government International Bond
EUR 200,000	1.13%, 01/17/2030	232,416
3,000,000	1.45%, 10/25/2033	3,377,394
$ 305,000	3.75%, 04/19/2071	281,286
530,000	3.77%, 05/24/2061	494,050
1,315,000	4.28%, 08/14/2041	1,390,205
1,045,000	4.75%, 04/27/2032	1,199,096
90,000	4.75%, 03/08/2044	99,651
		14,050,635

The accompanying notes are an integral part of these financial statements.
66

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.5% - (continued)
	Morocco - 0.1%
EUR 1,035,000	Morocco Government International Bond 2.00%, 09/30/2030(7)	$ 1,220,474
	Panama - 0.3%
	Panama Government International Bond
$ 1,945,000	3.87%, 07/23/2060	2,008,660
465,000	4.30%, 04/29/2053	517,317
200,000	4.50%, 04/16/2050	227,580
		2,753,557
	Peru - 0.1%
	Peruvian Government International Bond
270,000	2.39%, 01/23/2026	276,302
1,156,000	3.30%, 03/11/2041	1,127,123
		1,403,425
	Philippines - 0.3%
	Philippine Government International Bond
EUR 2,045,000	1.20%, 04/28/2033	2,428,257
620,000	1.75%, 04/28/2041	728,763
		3,157,020
	Romania - 0.5%
	Romanian Government International Bond
1,265,000	2.63%, 12/02/2040(1)	1,467,612
750,000	2.75%, 04/14/2041(7)	873,165
750,000	3.38%, 02/08/2038(7)	966,723
1,024,000	4.63%, 04/03/2049(7)	1,513,641
		4,821,141
	Russia - 0.3%
RUB 269,620,000	Russian Federal Bond - OFZ 5.90%, 03/12/2031	3,468,584
	Saudi Arabia - 0.3%
	Saudi Government International Bond
EUR 785,000	2.00%, 07/09/2039(7)	965,760
$ 2,079,000	2.25%, 02/02/2033(1)	2,040,351
		3,006,111
	Senegal - 0.1%
	Senegal Government International Bond
EUR 440,000	4.75%, 03/13/2028(7)	545,219
$ 590,000	6.25%, 05/23/2033(7)	625,341
		1,170,560
	Serbia - 0.1%
EUR 1,200,000	Serbia International Bond 1.65%, 03/03/2033(1)	1,398,740
	Tunisia - 0.0%
390,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	408,631
	United Arab Emirates - 0.1%
$ 1,460,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	1,456,350
	Total Foreign Government Obligations (cost $69,139,452)	$ 68,897,969
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.6%
	Development - 0.2%
$ 2,080,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 2,322,943
	Education - 0.1%
	Chicago, IL, Board of Education, GO
270,000	6.04%, 12/01/2029	320,750
220,000	6.14%, 12/01/2039	273,872
		594,622
	General - 0.7%
250,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	293,488
	County of Riverside, CA
1,625,000	2.86%, 02/15/2026	1,753,218
1,630,000	3.07%, 02/15/2028	1,795,545
1,430,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	1,454,202
1,530,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	2,011,429
		7,307,882
	General Obligation - 0.2%
	California State, GO Taxable
335,000	7.30%, 10/01/2039(8)	544,011
10,000	7.55%, 04/01/2039	17,353
60,000	7.63%, 03/01/2040	102,771
	State of Illinois, GO
516,727	4.95%, 06/01/2023(8)	549,824
120,000	5.00%, 01/01/2023	125,831
250,000	6.88%, 07/01/2025	283,567
		1,623,357
	School District - 0.0%
380,000	Chicago, IL, Board of Education, GO 6.32%, 11/01/2029	472,580
	Transportation - 0.3%
	Metropolitan Transportation Auth, NY, Rev
700,000	5.00%, 11/15/2050	875,624
1,940,000	5.18%, 11/15/2049	2,621,505
		3,497,129
	Utility - Electric - 0.1%
506,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	785,336
	Total Municipal Bonds (cost $14,563,105)	$ 16,603,849
SENIOR FLOATING RATE INTERESTS - 6.0%(10)
	Advertising - 0.0%
280,013	Clear Channel Outdoor Holdings, Inc. 3.63%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$ 271,612
	Aerospace/Defense - 0.1%
215,461	Dynasty Acquisition Co., Inc. 3.65%, 04/06/2026, 1 mo. USD LIBOR + 3.500%	207,870
422,875	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	423,086

The accompanying notes are an integral part of these financial statements.
67

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Aerospace/Defense - 0.1% - (continued)
	TransDigm, Inc.
$ 315,311	2.34%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	$ 309,456
146,261	2.34%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	143,572
99,750	Watlow Electric Manufacturing Co. 4.50%, 03/02/2028, 1 mo. USD LIBOR + 4.000%	99,625
		1,183,609
	Airlines - 0.1%
175,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	179,681
115,000	Air Canada 0.00%, 07/28/2028, 1 mo. USD LIBOR + 3.500%(11)	115,192
147,750	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	142,435
115,000	Mileage Plus Holdings LLC 6.25%, 06/20/2027, 1 mo. USD LIBOR + 5.250%	121,714
160,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	168,845
214,463	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	214,544
		942,411
	Apparel - 0.0%
175,000	Birkenstock GmbH & Co. KG 4.25%, 04/27/2028, 1 mo. USD LIBOR + 3.750%	174,489
	Auto Parts & Equipment - 0.2%
165,000	Adient U.S. LLC 3.59%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	164,794
1,223,040	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	1,213,867
377,527	Clarios Global L.P. 3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	374,163
	First Brands Group LLC
69,232	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	69,903
125,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	125,937
99,750	Truck Hero, Inc. 4.50%, 01/31/2028, 1 mo. USD LIBOR + 3.750%	99,351
		2,048,015
	Beverages - 0.0%
325,883	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	325,883
	Chemicals - 0.2%
1,235,257	Axalta Coating Systems U.S. Holdings, Inc. 1.90%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	1,220,508
180,399	Element Solutions, Inc. 2.09%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	179,400
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Chemicals - 0.2% - (continued)
$ 97,250	LTI Holdings, Inc. 3.59%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	$ 95,457
179,627	Starfruit Finco B.V 2.84%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	177,189
98,500	Univar, Inc. 2.09%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	97,900
		1,770,454
	Commercial Services - 0.6%
319,200	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	317,026
212,216	Allied Universal Holdco LLC 4.25%, 05/12/2028, 1 mo. USD LIBOR + 3.750%	211,891
	Amentum Government Services Holdings LLC
99,000	3.59%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	98,227
99,750	5.50%, 01/29/2027, 1 mo. USD LIBOR + 4.750%	99,719
245,000	APX Group, Inc. 0.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%(11)	243,040
145,674	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	129,786
EUR 425,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	499,873
$ 341,206	Blackhawk Network Holdings, Inc. 3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	336,149
EUR 225,000	Boels Topholding B.V. 3.25%, 02/05/2027, 3 mo. EURIBOR + 3.250%	264,804
$ 389,950	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	384,101
282,150	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	281,975
894,007	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	886,042
EUR 115,000	LGC Group Holdings Ltd. 3.75%, 04/21/2027, 1 mo. EURIBOR + 2.750%	134,073
$ 246,250	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	243,068
1,606,757	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	1,585,998
	Verisure Holding AB
EUR 285,000	3.50%, 07/20/2026, 6 mo. EURIBOR + 4.000%	335,712
410,000	3.50%, 03/27/2028, 3 mo. EURIBOR + 3.500%	483,188
$ 100,000	Verscend Holding Corp. 4.09%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	99,725
		6,634,397

The accompanying notes are an integral part of these financial statements.
68

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Construction Materials - 0.1%
$ 305,000	ACProducts, Inc. 4.75%, 05/05/2028, 1 mo. USD LIBOR + 4.250%	$ 302,761
459,575	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	457,994
		760,755
	Distribution/Wholesale - 0.2%
1,717,690	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	1,696,218
	Diversified Financial Services - 0.1%
1,020,000	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	1,011,259
	HighTower Holdings LLC
38,000	4.00%, 04/30/2028, 1 mo. USD LIBOR + 4.000%(12)	38,012
152,000	4.75%, 04/30/2028, 1 mo. USD LIBOR + 4.000%	152,047
325,000	Russell Investments U.S. Inst'l Holdco, Inc. 4.00%, 05/30/2025, 1 mo. USD LIBOR + 3.000%	323,375
		1,524,693
	Electrical Components & Equipment - 0.0%
100,000	Anticimex International AB 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(11)	99,625
304,271	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	299,707
		399,332
	Energy-Alternate Sources - 0.0%
291,524	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	287,516
	Engineering & Construction - 0.1%
204,487	ADMI Corp. 3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	200,960
246,061	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	241,166
103,057	Brown Group Holding LLC 3.25%, 06/07/2028, 1 mo. USD LIBOR + 2.750%	102,241
		544,367
	Entertainment - 0.1%
99,250	Banijay Entertainment S.A.S 3.85%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	98,816
283,161	Crown Finance U.S., Inc. 3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	228,234
205,000	J&J Ventures Gaming LLC 4.75%, 04/26/2028, 1 mo. USD LIBOR + 4.000%	205,513
		532,563
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Food - 0.1%
	Froneri International Ltd.
$ 158,400	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	$ 155,430
EUR 120,000	2.38%, 01/29/2027, 3 mo. EURIBOR + 2.375%	139,198
$ 172,368	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	171,267
	U.S. Foods, Inc.
201,848	1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	199,167
122,812	2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	120,526
		785,588
	Food Service - 0.0%
275,000	Aramark Services, Inc. 1.84%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	270,273
	Hand/Machine Tools - 0.0%
173,688	Applecaramel Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	173,688
	Healthcare - Products - 0.1%
318,400	Avantor, Inc. 2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	317,139
105,000	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	104,935
238,297	Surf Holdings LLC 3.63%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	235,583
190,000	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	189,407
		847,064
	Healthcare - Services - 0.3%
130,000	ADMI Corp. 0.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%(11)	129,318
EUR 135,000	Elsan SAS 0.00%, 06/16/2028, 3 mo. EURIBOR + 3.500%	159,369
$ 98,250	Emerald TopCo, Inc. 3.63%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	97,114
149,240	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	149,008
292,500	Envision Healthcare Corp. 3.84%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	249,663
165,000	Heartland Dental, LLC 4.09%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	164,312
100,000	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	99,750
112,678	MED ParentCo L.P. 4.34%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	112,481
312,668	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 1 mo. USD LIBOR + 2.750%	310,288
223,478	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	222,144
259,350	PPD, Inc. 2.75%, 01/13/2028, 1 mo. USD LIBOR + 2.250%	258,517

The accompanying notes are an integral part of these financial statements.
69

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Healthcare - Services - 0.3% - (continued)
$ 399,000	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	$ 398,573
263,250	Universal Health Services, Inc. 1.84%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	262,592
		2,613,129
	Home Builders - 0.0%
285,000	Tecta America Corp. 5.00%, 04/01/2028, 1 mo. USD LIBOR + 4.250%	284,644
	Home Furnishings - 0.0%
154,225	Weber-Stephen Products LLC 4.30%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	153,744
	Household Products - 0.0%
395,642	Diamond (BC) B.V. 3.09%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	392,038
	Insurance - 0.2%
243,766	Acrisure LLC 3.61%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	239,195
	Asurion LLC
215,000	0.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%(11)	213,723
392,170	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	384,633
240,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	238,630
364,662	Hub International Ltd. 2.88%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	359,060
198,749	Ryan Specialty Group LLC 3.75%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	197,693
	Sedgwick Claims Management Services, Inc.
419,250	3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	412,437
295,492	3.84%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	292,854
		2,338,225
	IT Services - 0.2%
265,000	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	259,782
100,000	KKR Apple Bidco LLC 0.00%, 07/13/2028, 1 mo. USD LIBOR + 3.000%(11)	99,250
200,000	Panther Commercial Holdings L.P. 5.00%, 01/07/2028, 1 mo. USD LIBOR + 4.500%	199,900
1,444,959	Science Applications International Corp. 1.97%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	1,431,636
258,139	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	257,602
		2,248,170
	Leisure Time - 0.2%
	Caesars Resort Collection LLC
271,924	2.84%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	268,656
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Leisure Time - 0.2% - (continued)
$ 109,175	4.59%, 07/21/2025, 1 mo. USD LIBOR + 4.500%	$ 109,175
138,600	Carnival Corp. 3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	137,475
425,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	421,103
100,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(11)	99,938
215,000	Hayward Industries, Inc. 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	212,957
99,500	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	99,091
180,000	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	179,370
218,279	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	216,278
98,182	SRAM LLC 0.27%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	97,568
248,849	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 3.000%	247,099
		2,088,710
	Lodging - 0.1%
231,878	Boyd Gaming Corp. 2.33%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	231,178
114,033	Hilton Worldwide Finance LLC 1.84%, 06/22/2026, 3 mo. USD LIBOR + 1.750%	112,559
172,805	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	169,805
		513,542
	Machinery-Construction & Mining - 0.1%
170,000	Artera Services LLC 0.00%, 03/06/2025, 1 mo. USD LIBOR + 3.500%(11)	168,990
EUR 185,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	219,138
$ 123,905	Pro Mach Group, Inc. 4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%	123,673
		511,801
	Machinery-Diversified - 0.0%
200,000	Welbilt, Inc. 2.59%, 10/23/2025, 3 mo. USD LIBOR + 2.500%	198,000
	Media - 0.4%
EUR 130,000	Adevinta ASA 0.00%, 04/20/2028, 1 mo. USD LIBOR + 3.250%(11)	153,736
$ 123,036	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	122,862
245,000	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	241,570
378,361	Charter Communications Operating LLC 1.85%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	373,870
342,151	CSC Holdings LLC 2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	337,262
	E.W. Scripps Co.
148,116	3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	146,984

The accompanying notes are an integral part of these financial statements.
70

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Media - 0.4% - (continued)
$ 93,250	3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	$ 92,929
237,900	Gray Television, Inc. 2.60%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	235,552
6,346	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	6,342
119,397	MH Sub LLC 4.75%, 09/15/2024, 1 mo. USD LIBOR + 3.750%	119,269
292,443	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	291,940
	Shutterfly, Inc.
92,624	0.00%, 09/25/2026, 1 mo. USD LIBOR + 5.000%(11)	92,596
22,376	0.00%, 09/25/2026, 1 mo. USD LIBOR + 5.000%(11)(12)	22,369
241,337	Terrier Media Buyer, Inc. 3.59%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	238,757
260,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	257,169
	Vertical Midco GmbH
EUR 100,000	4.25%, 07/29/2027, 3 mo. EURIBOR + 4.250%	118,527
$ 347,382	4.40%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	346,458
EUR 155,000	Virgin Media Bristol LLC 3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	183,374
$ 197,884	William Morris Endeavor Entertainment LLC 2.85%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	192,055
150,000	Ziggo Financing Partnership 2.59%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	147,396
		3,721,017
	Miscellaneous Manufacturing - 0.2%
1,627,270	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,596,498
148,111	Momentive Performance Materials USA LLC 3.35%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	146,938
291,914	USI, Inc. 3.15%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	288,583
		2,032,019
	Oil & Gas - 0.0%
EUR 150,000	EG Group Ltd. 0.00%, 04/10/2027, 1 mo. USD LIBOR + 7.000%(11)	178,167
$ 172,779	NorthRiver Midstream Finance L.P. 3.39%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	171,074
		349,241
	Oil & Gas Services - 0.0%
107,798	Lower Cadence Holdings LLC 4.09%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	107,645
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Packaging & Containers - 0.1%
$ 437,652	Flex Acquisition Co., Inc. 4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	$ 433,617
254,362	Proampac PG Borrower LLC 4.32%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	253,884
120,556	Reynolds Group Holdings, Inc. 2.84%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	120,104
	TricorBraun Holdings, Inc.
55,088	3.32%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(12)	54,503
244,912	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	242,311
		1,104,419
	Pharmaceuticals - 0.5%
	Bausch Health Cos., Inc.
157,140	2.84%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	155,481
87,747	3.09%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	87,089
1,854,874	Elanco Animal Health, Inc. 1.85%, 08/02/2027, 1 mo. USD LIBOR + 1.750%	1,819,427
244,086	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/25/2028, 1 mo. USD LIBOR + 5.000%	237,801
249,062	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	248,828
120,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(11)	119,437
204,487	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	202,340
1,440,000	IQVIA, Inc. 1.84%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	1,433,880
230,000	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	230,216
265,000	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	264,173
		4,798,672
	Real Estate - 0.0%
195,000	Belron Finance U.S. LLC 2.44%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	192,806
230,000	VICI Properties LLC 1.84%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	227,438
		420,244
	Retail - 0.6%
135,000	At Home Group, Inc. 0.00%, 06/24/2028, 1 mo. USD LIBOR + 4.250%(11)	134,888
2,386,294	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	2,338,568
301,010	Beacon Roofing Supply, Inc. 2.59%, 05/19/2028, 1 mo. USD LIBOR + 2.500%	298,265

The accompanying notes are an integral part of these financial statements.
71

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Retail - 0.6% - (continued)
EUR 130,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	$ 152,902
$ 144,760	EG Group Ltd. 0.00%, 03/31/2026, 1 mo. USD LIBOR + 4.250%(11)	144,670
140,000	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%	138,250
290,655	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	289,065
126,407	IRB Holding Corp. 3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	125,660
670,641	KFC Holding Co. 1.84%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	670,044
	LBM Acquisition LLC
159,316	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(11)	157,167
66,667	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(11)(12)	65,722
116,631	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	115,464
199,000	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	198,503
245,000	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	245,000
184,537	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	183,672
270,000	PetSmart, Inc. 4.50%, 02/12/2028, 1 mo. USD LIBOR + 3.750%	269,730
375,000	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	372,109
224,758	Staples, Inc. 5.18%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	217,735
		6,117,414
	Software - 0.9%
146,115	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	145,978
206,334	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	205,925
391,592	DCert Buyer, Inc. 4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	390,723
118,787	Epicor Software Corp. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	118,363
1,664,801	Go Daddy Operating Co. LLC 1.84%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,644,824
469,076	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	468,879
190,000	Ingram Micro, Inc. 0.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(11)	190,000
33,368	MA Finance Co. LLC 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	32,839
99,248	Navicure, Inc. 4.09%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	98,814
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Software - 0.9% - (continued)
$ 229,425	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	$ 229,067
325,000	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	324,594
170,000	Proofpoint, Inc. 0.00%, 06/09/2028, 1 mo. USD LIBOR + 3.250%(11)	168,215
285,000	RealPage, Inc. 3.75%, 04/22/2028, 1 mo. USD LIBOR + 3.250%	283,076
225,333	Seattle Spinco, Inc. 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	221,766
370,000	Signal Parent, Inc. 4.25%, 04/03/2028, 1 mo. USD LIBOR + 3.500%	362,600
403,219	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	396,941
2,052,646	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	2,019,992
	Ultimate Software Group, Inc.
196,994	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	196,785
143,914	4.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	143,749
1,466,325	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	1,449,008
642,770	Zelis Healthcare Corp. 3.60%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	638,913
		9,731,051
	Telecommunications - 0.1%
145,833	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	143,873
206,850	CenturyLink, Inc. 2.34%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	203,348
144,638	Frontier Communications Corp. 4.50%, 01/05/2028, 1 mo. USD LIBOR + 3.750%	144,367
EUR 270,000	Lorca Finco plc 4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	320,431
$ 170,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	166,789
	Zayo Group Holdings, Inc.
376,980	3.09%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	370,587
EUR 98,750	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	115,524
		1,464,919
	Textiles - 0.0%
$ 243,750	ASP Unifrax Holdings, Inc. 3.90%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	238,614
	Transportation - 0.1%
199,500	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	198,483

The accompanying notes are an integral part of these financial statements.
72

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 6.0%(10) - (continued)
	Transportation - 0.1% - (continued)
$ 260,000	First Student Bidco, Inc. 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.000%(11)	258,008
109,725	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	$ 109,091
388,628	Savage Enterprises LLC 3.10%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	387,241
		952,823
	Total Senior Floating Rate Interests (cost $63,825,809)	$ 63,553,008
U.S. GOVERNMENT AGENCIES - 39.6%
	Mortgage-Backed Agencies - 39.6%
	FHLMC - 2.3%
3,115,350	0.48%, 01/25/2034(2)(5)	$ 154,307
1,580,465	0.64%, 10/25/2026(2)(5)	45,982
6,585,460	0.72%, 12/25/2030(2)(5)	399,585
3,353,000	0.75%, 06/25/2027(2)(5)	133,045
92,049	0.84%, 03/25/2030, 1 mo. USD LIBOR + 0.750%(3)	92,049
1,478,726	0.88%, 11/25/2030(2)(5)	106,200
2,612,141	1.03%, 10/25/2030(2)(5)	212,980
4,279,103	1.12%, 06/25/2030(2)(5)	378,295
3,482,938	1.13%, 02/25/2052(2)(5)	292,256
31,948	1.29%, 10/25/2029, 1 mo. USD LIBOR + 1.200%(3)	31,969
3,327,342	1.43%, 05/25/2030(2)(5)	373,355
2,081,456	1.57%, 05/25/2030(2)(5)	253,062
378,879	1.75%, 10/15/2042	389,133
496,355	1.89%, 07/25/2030, 1 mo. USD LIBOR + 1.800%(3)	499,142
460,997	1.94%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(3)	462,499
614,849	2.14%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(3)	621,144
1,140,174	2.44%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(3)	1,148,413
181,141	2.54%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(3)	183,649
2,252,591	3.00%, 10/01/2032	2,383,631
6,143	3.00%, 05/15/2041	6,572
136,569	3.00%, 07/01/2047	144,320
211,371	3.00%, 01/01/2048	222,092
1,474,535	3.00%, 08/01/2050	1,547,315
1,002,589	3.50%, 05/15/2034(5)	88,888
1,262,231	3.50%, 10/15/2042	1,326,919
1,073,848	3.50%, 12/01/2046	1,149,865
740,724	3.50%, 01/01/2047	801,109
232,703	3.50%, 03/15/2047	253,929
211,123	3.50%, 06/01/2047	224,925
233,820	3.50%, 12/01/2047	253,284
280,262	3.50%, 01/01/2048	298,544
442,512	3.50%, 12/01/2048	470,376
1,791,628	3.50%, 07/01/2051	1,911,313
621,976	4.00%, 05/01/2038	668,272
700,562	4.00%, 05/25/2040(5)	84,131
15,422	4.00%, 01/01/2042	16,926
220,769	4.00%, 03/01/2042	243,555
6,889	4.00%, 04/01/2042	7,562
25,989	4.00%, 06/01/2042	28,637
375,038	4.00%, 11/01/2047	403,482
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.6% - (continued)
	Mortgage-Backed Agencies - 39.6% - (continued)
	FHLMC - 2.3% - (continued)
$ 687,829	4.00%, 12/01/2047	$ 750,936
730,821	4.34%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(3)	749,937
598,468	5.00%, 09/01/2031	656,571
300,642	5.00%, 07/01/2035	342,175
152,644	5.00%, 09/01/2035	173,791
16,964	5.00%, 10/01/2035	19,301
16,251	5.00%, 11/01/2035	18,501
127,378	5.00%, 12/01/2035	144,945
7,278	5.00%, 06/01/2036	8,279
490,780	5.00%, 09/15/2036(5)	87,614
144,677	5.00%, 11/01/2036	164,511
112,013	5.00%, 12/01/2036	127,431
124,617	5.00%, 02/01/2037	141,487
66,024	5.00%, 02/01/2038	75,111
95,658	5.00%, 02/01/2039	108,818
225,963	5.00%, 02/15/2048(5)	44,254
103,946	5.00%, 09/01/2048	114,081
68,718	5.00%, 10/01/2048	75,131
70,562	5.00%, 12/01/2048	77,465
56,402	5.00%, 02/01/2049	61,679
441,045	5.24%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(3)	456,766
16,623	5.50%, 02/01/2029	18,546
16,910	5.50%, 03/01/2035	19,627
18,206	5.50%, 12/01/2038	20,315
675,365	5.50%, 05/15/2040(5)	156,134
616,393	5.50%, 06/15/2046(5)	123,231
569,424	5.50%, 10/15/2046(5)	117,673
724,053	5.50%, 02/01/2049	808,205
100,652	5.50%, 03/01/2049	112,353
582,894	5.64%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(3)	609,984
		24,697,564
	FNMA - 4.1%
243,848	0.00%, 06/25/2041(13)(14)	229,995
2,621,549	0.33%, 01/25/2030(2)(5)	56,277
6,803,071	1.21%, 06/25/2034(2)(5)	681,688
3,333,809	1.44%, 05/25/2029(2)(5)	324,784
4,669	2.00%, 09/25/2041	4,816
8,123	2.00%, 12/25/2041	8,403
560,234	2.00%, 03/25/2044	577,485
573,455	2.00%, 05/25/2044	592,930
7,469	2.50%, 12/25/2041	7,711
12,621	2.50%, 03/25/2046	13,275
370,000	2.88%, 11/01/2027	407,883
1,441,870	3.00%, 04/25/2033(5)	102,111
333,766	3.00%, 08/01/2033	352,988
582,919	3.00%, 08/25/2042	625,909
791,462	3.00%, 11/25/2042	835,877
11,785	3.00%, 02/25/2043	12,252
106,592	3.00%, 01/25/2046	115,340
1,527,580	3.00%, 02/25/2047	1,612,045
93,675	3.00%, 05/25/2047	96,697
667,819	3.00%, 08/25/2049	703,185
2,018,072	3.00%, 07/01/2051	2,122,514
37,917	3.00%, 12/25/2054	39,740
345,000	3.16%, 08/01/2027	384,653
887,912	3.50%, 08/25/2033(5)	95,065
744,557	3.50%, 04/25/2034(5)	44,411
1,810,825	3.50%, 05/01/2037	1,945,530
1,158,166	3.50%, 11/25/2039(5)	123,416

The accompanying notes are an integral part of these financial statements.
73

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.6% - (continued)
	Mortgage-Backed Agencies - 39.6% - (continued)
	FNMA - 4.1% - (continued)
$ 6,243	3.50%, 05/25/2042	$ 6,735
258,354	3.50%, 07/25/2044	269,036
345,818	3.50%, 12/01/2045	372,149
330,056	3.50%, 01/01/2046	354,544
251,234	3.50%, 03/01/2046	270,138
1,149,583	3.50%, 12/01/2046	1,249,207
461,494	3.50%, 05/01/2047	495,536
686,218	3.50%, 09/01/2047	730,080
546,147	3.50%, 01/01/2048	578,474
492,937	3.50%, 02/01/2048	524,969
67,791	3.50%, 02/25/2048	71,114
102,476	3.50%, 06/01/2048	108,667
673,611	3.50%, 07/01/2048	722,826
146,454	3.50%, 11/01/2048	155,156
425,493	3.50%, 03/25/2049	459,250
957,291	3.50%, 04/25/2049	1,045,912
1,874,406	3.50%, 01/01/2050	1,991,789
1,000,728	3.50%, 05/25/2053	1,057,336
460,486	3.50%, 07/25/2054	481,454
1,030,332	3.50%, 05/01/2056	1,124,283
468,469	3.50%, 05/25/2056	491,636
973,250	3.50%, 11/25/2057	1,047,840
1,605,724	3.50%, 05/01/2058	1,743,089
97,164	4.00%, 08/01/2038	105,022
3,567	4.00%, 11/01/2040	3,916
50,927	4.00%, 02/01/2041	56,117
607,358	4.00%, 06/01/2041	663,064
7,524	4.00%, 09/01/2041	8,299
11,075	4.00%, 10/01/2041	12,098
257,881	4.00%, 01/01/2042	283,086
306,371	4.00%, 02/01/2042	337,765
84,926	4.00%, 05/01/2042	93,087
3,547	4.00%, 09/01/2042	3,983
1,505,786	4.00%, 01/01/2043	1,660,765
28,818	4.00%, 10/01/2043	31,577
899,542	4.00%, 10/01/2047	968,790
483,685	4.00%, 11/01/2047	520,011
796,378	4.00%, 01/01/2049	851,530
1,163,764	4.00%, 09/01/2049	1,245,087
809,976	4.50%, 04/01/2048	879,821
577,439	4.50%, 09/25/2048(5)	84,555
375,597	4.50%, 04/01/2049	405,072
1,248,233	4.50%, 01/01/2051	1,393,278
16,915	5.00%, 02/01/2036	19,254
6,372	5.00%, 03/01/2036	7,251
488,199	5.00%, 06/25/2048(5)	86,309
551,564	5.50%, 08/25/2038(5)	109,736
524,087	5.50%, 04/25/2044(5)	94,599
402,632	6.50%, 03/25/2045(5)	100,467
3,035,000	4.50%, 08/19/2051(15)	3,225,634
2,065,000	5.00%, 08/19/2051(15)	2,218,262
		42,936,635
	GNMA - 8.9%
185,785	1.75%, 09/20/2043	189,585
341,849	2.00%, 01/20/2042	349,437
219,366	2.00%, 06/16/2042	226,813
8,130,000	2.00%, 08/19/2051(15)	8,325,628
133,195	2.50%, 05/20/2040	136,735
2,083,112	2.50%, 05/20/2051	2,165,705
13,357,235	2.50%, 06/20/2051	13,885,608
11,200,000	2.50%, 08/19/2051(15)	11,641,437
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 39.6% - (continued)
	Mortgage-Backed Agencies - 39.6% - (continued)
	GNMA - 8.9% - (continued)
$ 898,828	3.00%, 02/20/2047	$ 955,355
239,101	3.00%, 10/20/2047	247,937
31,764,000	3.00%, 08/19/2051(15)	33,235,566
393,838	3.50%, 11/20/2042	421,263
915,078	3.50%, 06/20/2046	974,070
199,994	3.50%, 07/20/2046	212,944
208,086	3.50%, 10/20/2046	221,954
905,640	3.50%, 02/20/2047	964,170
248,974	3.50%, 05/20/2047	264,276
260,112	3.50%, 07/20/2047	275,684
194,984	3.50%, 11/20/2047	206,804
240,858	3.50%, 03/20/2048	255,260
10,783,000	3.50%, 08/19/2051(15)	11,323,414
539,930	3.88%, 08/15/2042	600,136
530,929	4.00%, 09/20/2042(5)	66,966
339,616	4.00%, 12/20/2044(5)	55,164
830,597	4.00%, 08/20/2045	906,013
132,539	4.00%, 09/20/2047	141,856
37,838	4.00%, 04/20/2048	40,292
1,914,447	4.00%, 07/20/2048	2,035,784
495,596	4.00%, 06/20/2049	528,317
1,739,000	4.00%, 08/19/2051(15)	1,838,925
1,080,501	4.50%, 06/16/2043(5)	208,010
525,305	4.50%, 05/20/2045(5)	92,600
775,243	4.50%, 08/20/2045(5)	145,622
862,375	4.50%, 12/16/2046(5)	137,774
561,947	4.50%, 05/20/2048(5)	82,607
380,561	4.50%, 06/20/2048(5)	69,973
444,349	5.00%, 12/20/2043(5)	96,446
1,248,572	5.00%, 07/16/2044(5)	190,095
429,543	5.00%, 11/16/2046(5)	75,463
410,638	5.00%, 06/16/2047(5)	69,384
516,553	5.00%, 11/16/2047(5)	90,977
373,040	5.50%, 02/20/2044(5)	60,286
296,894	5.50%, 09/15/2045	349,359
404,974	5.50%, 09/20/2045(5)	86,895
		94,448,589
	UMBS - 24.3%
3,540,000	1.50%, 08/17/2036(15)	3,606,652
1,210,000	1.50%, 08/12/2051(15)	1,197,096
20,000	2.00%, 08/17/2036(15)	20,752
72,188,000	2.00%, 08/12/2051(15)	73,589,462
65,910,000	2.00%, 09/14/2051(15)	67,045,403
3,725,000	2.50%, 08/17/2036(15)	3,902,398
19,750,000	2.50%, 08/12/2051(15)	20,562,373
19,745,000	2.50%, 09/14/2051(15)	20,513,975
2,981,000	3.00%, 08/17/2036(15)	3,136,222
14,986,000	3.00%, 08/12/2051(15)	15,706,030
18,010,000	3.00%, 09/14/2051(15)	18,835,927
5,506,000	3.50%, 08/12/2051(15)	5,835,285
5,505,000	3.50%, 09/14/2051(15)	5,821,968
7,290,000	4.00%, 08/12/2051(15)	7,788,909
9,155,000	4.50%, 08/12/2051(15)	9,864,863
		257,427,315
	Total U.S. Government Agencies (cost $417,072,366)	$ 419,510,103
U.S. GOVERNMENT SECURITIES - 22.5%
	U.S. Treasury Securities - 22.5%
	U.S. Treasury Bonds - 12.8%
4,403,816	0.88%, 02/15/2047(16)	$ 5,875,367

The accompanying notes are an integral part of these financial statements.
74

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 22.5% - (continued)
	U.S. Treasury Securities - 22.5% - (continued)
	U.S. Treasury Bonds - 12.8% - (continued)
$ 551,137	1.00%, 02/15/2048(16)	$ 762,262
4,420,000	1.25%, 05/15/2050	3,760,971
6,780,000	1.38%, 11/15/2040	6,295,866
4,060,000	1.88%, 02/15/2051	4,026,378
14,775,000	2.25%, 05/15/2041	15,850,805
1,695,000	2.25%, 08/15/2049	1,821,926
2,980,000	2.38%, 05/15/2051	3,304,541
3,145,000	2.88%, 08/15/2045	3,756,432
2,525,000	3.00%, 11/15/2045	3,084,347
11,845,000	3.00%, 02/15/2047	14,549,917
1,395,000	3.00%, 02/15/2048	1,720,373
2,645,000	3.13%, 08/15/2044	3,274,324
1,390,000	3.13%, 05/15/2048	1,753,463
6,010,000	3.38%, 05/15/2044	7,724,728
7,574,900	3.63%, 08/15/2043	10,040,293
23,825,000	3.63%, 02/15/2044(17)(18)	31,714,239
7,640,000	3.75%, 11/15/2043	10,329,220
5,075,000	6.50%, 11/15/2026	6,589,769
		136,235,221
	U.S. Treasury Notes - 9.7%
7,670,245	0.13%, 07/15/2031(16)	8,713,318
1,700,000	0.25%, 05/15/2024	1,696,812
1,916,286	0.38%, 01/15/2027(16)	2,163,033
3,000,000	0.38%, 09/30/2027	2,907,305
3,000,000	0.63%, 11/30/2027	2,945,625
22,330,000	0.63%, 05/15/2030	21,300,726
17,405,000	0.63%, 08/15/2030	16,553,787
530,709	0.75%, 07/15/2028(16)	623,874
1,801,253	0.88%, 01/15/2029(16)	2,138,331
16,285,000	0.88%, 11/15/2030	15,804,083
652,401	1.00%, 02/15/2049(16)	911,595
930,100	1.25%, 05/31/2028	946,377
24,785,000	1.63%, 05/15/2031	25,664,093
		102,368,959
	Total U.S. Government Securities (cost $229,545,357)	$ 238,604,180
COMMON STOCKS - 0.0%
	Energy - 0.0%
934	Foresight Energy LLC	$ 8,407
	Total Common Stocks (cost $8,444)	$ 8,407
	Total Long-Term Investments (Cost $1,346,421,182)	$ 1,378,722,895
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.1%
12,309,975	Fixed Income Clearing Corp. Repurchase Agreement dated 07/30/2021 at 0.020%, due on 08/02/2021 with a maturity value of $12,309,996; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $12,556,192	$ 12,309,975
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.3% - (continued)
	Securities Lending Collateral - 0.2%
419,538	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(19)		$ 419,538
1,170,804	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(19)		1,170,804
140,505	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(19)		140,505
			1,730,847
	Total Short-Term Investments (cost $14,040,822)		$ 14,040,822
	Total Investments Excluding Purchased Options (cost $1,360,462,004)	131.4%	$ 1,392,763,717
	Total Purchased Options (cost $845,986)	0.0%	$ 173,205
	Total Investments (cost $1,361,307,990)	131.4%	$ 1,392,936,922
	Other Assets and Liabilities	(31.4)%	(332,965,765)
	Total Net Assets	100.0%	$ 1,059,971,157
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $292,447,757, representing 27.6% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2021. Base lending rates may be subject to a floor or cap.
(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $11,216,347 at July 31, 2021.
(5)	Securities disclosed are interest-only strips.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The accompanying notes are an integral part of these financial statements.
75

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

(7)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2021, the aggregate value of these securities was $23,407,142, representing 2.2% of net assets.
(8)	Represents entire or partial securities on loan.
(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2021.
(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(12)	This security, or a portion of this security, has unfunded loan commitments. As of July 31, 2021, the aggregate value of the unfunded commitment was $180,606, which rounds to 0.0% of total net assets.
(13)	Security disclosed is principal-only strips.
(14)	Security is a zero-coupon bond.
(15)	Represents or includes a TBA transaction.
(16)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(17)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of July 31, 2021, the market value of securities pledged was $4,259,625.
(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2021, the market value of securities pledged was $4,525,852.
(19)	Current yield as of period end.

OTC Swaptions Outstanding at July 31, 2021
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	2.20%	Receive	03/14/2022	USD	48,760,000	$ 173,205	$ 845,986	$ (672,781)
Written swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	1.50%	Receive	03/14/2022	USD	(48,760,000)	$ (150,146)	$ (487,600)	$ 337,454

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-OAT Future	92	09/08/2021	$ 17,681,881	$ 397,061
U.S. Treasury 2-Year Note Future	238	09/30/2021	52,516,187	19,510
U.S. Treasury Ultra Bond Future	94	09/21/2021	18,755,938	350,821
Total				$ 767,392
Short position contracts:
Australian 10-Year Bond Future	109	09/15/2021	$ 11,649,320	$ (340,333)
Euro-BTP Future	96	09/08/2021	17,562,732	(442,373)
Euro-BUND Future	200	09/08/2021	41,875,318	(1,005,662)
Euro-BUXL 30-Year Bond Future	45	09/08/2021	11,474,743	(428,927)
Long Gilt Future	84	09/28/2021	15,158,104	(291,624)
U.S. Treasury 5-Year Note Future	621	09/30/2021	77,280,539	(320,861)
U.S. Treasury 10-Year Note Future	176	09/21/2021	23,663,750	(80,196)
The accompanying notes are an integral part of these financial statements.
76

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Futures Contracts Outstanding at July 31, 2021 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
U.S. Treasury 10-Year Ultra Future	483	09/21/2021	$ 72,570,750	$ (1,995,648)
U.S. Treasury Long Bond Future	257	09/21/2021	42,332,719	(2,119,715)
Total				$ (7,025,339)
Total futures contracts				$ (6,257,947)

TBA Sale Commitments Outstanding at July 31, 2021
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
GNMA, 4.00%	$ 2,650,000	08/19/2051	$ (2,802,272)	$ (1,553)
UMBS, 1.50%	4,100,000	08/17/2036	(4,177,195)	(25,304)
Total TBA sale commitments (proceeds receivable $6,952,609)			$ (6,979,467)	$ (26,857)
At July 31, 2021, the aggregate market value of TBA Sale Commitments represents (0.7%) of total net assets.

OTC Credit Default Swap Contracts Outstanding at July 31, 2021
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.BB.8	GSC	USD	1,312,797	5.00%	10/17/2057	Monthly	$ —	$ (229,801)	$ (463,673)	$ (233,872)
CMBX.NA.BBB.6	DEUT	USD	175,000	3.00%	05/11/2063	Monthly	—	(23,604)	(46,164)	(22,560)
CMBX.NA.BBB.6	MLI	USD	1,035,000	3.00%	05/11/2063	Monthly	—	(62,359)	(273,024)	(210,665)
CMBX.NA.BBB.6	MSC	USD	2,775,000	3.00%	05/11/2063	Monthly	—	(360,822)	(732,253)	(371,431)
Total OTC credit default swap contracts							$ —	$ (676,586)	$ (1,515,114)	$ (838,528)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2021
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.36.V1	USD	6,330,000	(5.00%)	06/20/2026	Quarterly	$ (618,792)	$ (624,836)	$ (6,044)
Sell protection:
CDX.EM.35.V1	USD	6,805,000	1.00%	06/20/2026	Quarterly	$ (234,632)	$ (194,875)	$ 39,757
CDX.NA.IG.36.V1	USD	1,565,000	1.00%	06/20/2026	Quarterly	32,231	39,811	7,580
Total						$ (202,401)	$ (155,064)	$ 47,337
The accompanying notes are an integral part of these financial statements.
77

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2021 – (continued)
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Indonesia Republic (BBB)	USD	2,420,000	1.00%	06/20/2026	Quarterly	$ 12,190	$ 24,396	$ 12,206
Panama Republic (BBB)	USD	985,000	1.00%	06/20/2026	Quarterly	7,316	13,831	6,515
Republic of Brazil (BB-)	USD	820,000	1.00%	06/20/2026	Quarterly	(24,877)	(27,865)	(2,988)
Russian Federation (BBB-)	USD	790,000	1.00%	06/20/2026	Quarterly	1,873	5,595	3,722
United Mexican States (BBB)	USD	890,000	1.00%	06/20/2026	Quarterly	879	2,712	1,833
Total						$ (2,619)	$ 18,669	$ 21,288
Total centrally cleared credit default swap contracts						$ (823,812)	$ (761,231)	$ 62,581

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at July 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ Depreciation
1,490,000	AUD	1,101,455	USD	SCB	09/15/2021	$ (5,970)
1,186,637	USD	1,529,000	AUD	MSC	09/15/2021	62,478
2,166,546	USD	11,060,000	BRL	GSC	09/15/2021	31,174
3,555,183	USD	3,012,000	EUR	BNP	08/31/2021	(18,583)
24,367,030	USD	20,005,000	EUR	CBK	09/15/2021	623,411
1,009,747	USD	828,000	EUR	JPM	09/15/2021	27,007
916,122	USD	751,000	EUR	MSC	09/15/2021	24,772
727,561	USD	616,000	EUR	SSG	09/15/2021	(3,560)
2,593,756	USD	2,195,000	EUR	BCLY	09/15/2021	(11,455)
2,617,710	USD	2,216,000	EUR	WEST	09/15/2021	(12,426)
4,726,597	USD	94,410,000	MXN	BCLY	09/15/2021	2,235
1,972,371	USD	145,630,000	RUB	GSC	09/15/2021	(2,916)
Total foreign currency contracts						$ 716,167
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
78

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 226,242,881	$ —	$ 226,242,881	$ —
Corporate Bonds	345,302,498	—	345,302,498	—
Foreign Government Obligations	68,897,969	—	68,897,969	—
Municipal Bonds	16,603,849	—	16,603,849	—
Senior Floating Rate Interests	63,553,008	—	63,553,008	—
U.S. Government Agencies	419,510,103	—	419,510,103	—
U.S. Government Securities	238,604,180	—	238,604,180	—
Common Stocks
Energy	8,407	8,407	—	—
Short-Term Investments	14,040,822	1,730,847	12,309,975	—
Purchased Options	173,205	—	173,205	—
Foreign Currency Contracts(2)	771,077	—	771,077	—
Futures Contracts(2)	767,392	767,392	—	—
Swaps - Credit Default(2)	71,613	—	71,613	—
Total	$ 1,394,547,004	$ 2,506,646	$ 1,392,040,358	$ —
Liabilities
Foreign Currency Contracts(2)	$ (54,910)	$ —	$ (54,910)	$ —
Futures Contracts(2)	(7,025,339)	(7,025,339)	—	—
Swaps - Credit Default(2)	(847,560)	—	(847,560)	—
TBA Sale Commitments	(6,979,467)	—	(6,979,467)	—
Written Options	(150,146)	—	(150,146)	—
Total	$ (15,057,422)	$ (7,025,339)	$ (8,032,083)	$ —

(1)	For the year ended July 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
79

Hartford Active Fixed Income ETFs
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBK	Citibank NA
HSBC	HSBC Bank USA
RBS	RBS Greenwich Capital
UBS	UBS AG
WEST	Westpac International
GSC	Goldman Sachs & Co.
DEUT	Deutsche Bank Securities, Inc.
MLI	Merrill Lynch International
MSC	Morgan Stanley
SSG	State Street Global Markets LLC
SCB	Standard Chartered Bank
JPM	JP Morgan Chase & Co.
Currency Abbreviations:
BRL	Brazil Real
EUR	Euro Member Countries
MXN	Mexican Peso
RUB	Russia Ruble
USD	United States Dollar
Index Abbreviations:
CMT	Constant Maturity Treasury Index
CMBX.NA	Markit Commercial Mortgage-Backed North American
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.IG	Credit Derivatives North American Investment Grade
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelpoment
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
BAM	Build America Mutual Assurance Corp.
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custodial Receipts
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
SCP	State Credit Enhancement Program
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities

80

Hartford Active Fixed Income ETFs
 Statements of Assets and Liabilities
July 31, 2021

	Hartford Core Bond ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$ 336,535,313	$ 193,505,357	$ 107,417,157	$ 126,300,013	$ 1,380,626,947
Repurchase agreements	17,134,185	6,847,464	—	4,996,763	12,309,975
Cash	4,406,702	3,836,648	—	2,209,093	6,174,694
Cash collateral held for securities on loan	12,968	—	—	—	91,097
Foreign currency	—	—	—	283,438	489,523
Unrealized appreciation on foreign currency contracts	—	—	—	2,419	771,077
Receivables:
Investment securities sold	27,115,477	—	1,043,787	429,686	203,071,577
Fund shares sold	—	—	—	—	10,290,976
Dividends and interest	1,173,784	1,348,449	618,442	560,966	6,124,995
Securities lending income	—	—	—	—	1,401
Variation margin on futures contracts	—	—	80,522	68,833	—
Variation margin on centrally cleared swap contracts	—	—	—	—	556
Tax reclaims	—	—	961	1,727	—
Total assets	386,378,429	205,537,918	109,160,869	134,852,938	1,619,952,818
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	16,692	54,910
Obligation to return securities lending collateral	259,360	—	—	—	1,821,944
Unrealized depreciation on OTC swap contracts	—	—	—	—	838,528
Cash collateral due to broker on TBA sale commitments	—	—	—	—	310,000
TBA sale commitments, at market value	—	—	—	—	6,979,467
Unfunded loan commitments	—	—	—	28,875	84,825
Payables:
Investment securities purchased	120,237,047	4,197,245	3,324,884	5,344,279	546,508,026
Investment management fees	52,709	48,796	34,623	30,618	253,069
Variation margin on futures contracts	117,703	—	—	—	411,269
Variation margin on centrally cleared swap contrats	4,719	—	—	—	—
Distributions payable	182,291	249,304	93,663	191,092	1,892,891
Written options	21,987	—	—	—	150,146
OTC swap contracts premiums received	—	—	—	—	676,586
Total liabilities	120,875,816	4,495,345	3,453,170	5,611,556	559,981,661
Net assets	$ 265,502,613	$ 201,042,573	$ 105,707,699	$ 129,241,382	$ 1,059,971,157
Summary of Net Assets:
Paid-in-capital	$ 265,137,217	$ 192,739,171	$ 102,049,501	$ 127,649,430	$ 1,025,926,936
Distributable earnings (loss)	365,396	8,303,402	3,658,198	1,591,952	34,044,221
Net assets	265,502,613	201,042,573	105,707,699	129,241,382	1,059,971,157
Net asset value per share	41.48	42.32	21.80	41.03	41.16
Shares issued and outstanding	6,400,000	4,750,000	4,850,000	3,150,000	25,750,000
Cost of investments	$ 352,934,282	$ 191,883,018	$ 104,761,162	$ 129,806,957	$ 1,361,307,990
Cost of foreign currency	$ —	$ —	$ —	$ 283,438	$ 489,388
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ 6,952,609
Written option contracts premiums received	$ 74,900	$ —	$ —	$ —	$ 487,600
(1) Includes Investment in securities on loan, at market value	$ 252,320	$ —	$ —	$ —	$ 1,769,553
The accompanying notes are an integral part of these financial statements.
81

Hartford Active Fixed Income ETFs
 Statements of Operations
For the Year Ended July 31, 2021

	Hartford Core Bond ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Investment Income:
Interest	$ 2,006,456	$ 3,223,975	$ 1,740,306	$ 2,670,552	$ 20,405,840
Securities lending	—	—	—	133	16,148
Less: Foreign tax withheld	(118)	—	(163)	—	(425)
Total investment income, net	2,006,338	3,223,975	1,740,143	2,670,685	20,421,563
Expenses:
Investment management fees	429,603	423,472	442,397	310,804	2,509,200
Total expenses	429,603	423,472	442,397	310,804	2,509,200
Net Investment Income (Loss)	1,576,735	2,800,503	1,297,746	2,359,881	17,912,363
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	108,406 [1]	(209,482)	730,939 [1]	776,929	7,037,250 [1]
Purchased options contracts	—	—	—	—	21,161
Futures contracts	755,366	—	848,697	68,933	5,249,591
Written options contracts	38,315	—	—	—	1,650,375
Swap contracts	1,004	—	—	—	(139,373)
Foreign currency contracts	—	—	—	(11,883)	142,391
Other foreign currency transactions	—	—	—	(6,517)	(93,504)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	903,091	(209,482)	1,579,636	827,462	13,867,891
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(2,115,394)	4,054,093	(875,929)	(527,658)	(15,524,375)
Purchased options contracts	(99,087)	—	—	—	(710,045)
Futures contracts	(594,231)	—	(4,516)	(53,790)	(4,767,012)
Written options contracts	52,913	—	—	—	259,834
Swap contracts	36,444	—	—	—	912,080
Foreign currency contracts	—	—	—	23,132	846,845
Translation of other assets and liabilities in foreign currencies	—	—	—	12,710	54,508
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(2,719,355)	4,054,093	(880,445)	(545,606)	(18,928,165)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,816,264)	3,844,611	699,191	281,856	(5,060,274)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (239,529)	$ 6,645,114	$ 1,996,937	$ 2,641,737	$ 12,852,089

[1]	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 12 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
82

Hartford Active Fixed Income ETFs
 Statements of Changes in Net Assets
For the Year Ended July 31, 2021

	Hartford Core Bond ETF		Hartford Municipal Opportunities ETF
	For the Year Ended July 31, 2021	For the Period Ended July 31, 2020(1)	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020
Operations:
Net investment income (loss)	$ 1,576,735	$ 263,169	$ 2,800,503	$ 3,507,749
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	903,091	524,275	(209,482)	3,418,866
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,719,355)	2,746,179	4,054,093	(2,218,233)
Net Increase (Decrease) in Net Assets Resulting from Operations	(239,529)	3,533,623	6,645,114	4,708,382
Distributions to Shareholders	(2,622,517)	(267,216)	(5,961,085)	(4,085,404)
Fund Share Transactions:
Sold	144,816,846	134,854,721	94,043,807	68,918,072
Redeemed	(14,733,496)	(40)	—	(103,092,703)
Other Capital	94,078	66,143	23,511	70,014
Net increase (decrease) from capital share transactions	130,177,428	134,920,824	94,067,318	(34,104,617)
Net Increase (Decrease) in Net Assets	127,315,382	138,187,231	94,751,347	(33,481,639)
Net Assets:
Beginning of period	138,187,231	—	106,291,226	139,772,865
End of period	$ 265,502,613	$ 138,187,231	$ 201,042,573	$ 106,291,226

(1)	Commenced operations on February 19, 2020.
The accompanying notes are an integral part of these financial statements.
83

Hartford Active Fixed Income ETFs
 Statements of Changes in Net Assets – (continued)
For the Year Ended July 31, 2021

	Hartford Schroders Tax-Aware Bond ETF		Hartford Short Duration ETF
	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020
Operations:
Net investment income (loss)	$ 1,297,746	$ 973,712	$ 2,359,881	$ 3,474,548
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,579,636	128,344	827,462	(333,786)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(880,445)	2,756,881	(545,606)	124,288
Net Increase (Decrease) in Net Assets Resulting from Operations	1,996,937	3,858,937	2,641,737	3,265,050
Distributions to Shareholders	(1,644,315)	(1,312,440)	(2,445,966)	(3,544,221)
Fund Share Transactions:
Sold	73,651,787	59,891,636	61,613,986	20,439,303
Redeemed	(44,543,164)	(13,556,025)	(20,509,616)	(42,222,963)
Other Capital	78,883	55,602	59,666	55,649
Net increase (decrease) from capital share transactions	29,187,506	46,391,213	41,164,036	(21,728,011)
Net Increase (Decrease) in Net Assets	29,540,128	48,937,710	41,359,807	(22,007,182)
Net Assets:
Beginning of period	76,167,571	27,229,861	87,881,575	109,888,757
End of period	$ 105,707,699	$ 76,167,571	$ 129,241,382	$ 87,881,575
The accompanying notes are an integral part of these financial statements.
84

Hartford Active Fixed Income ETFs
 Statements of Changes in Net Assets – (continued)
For the Year Ended July 31, 2021

	Hartford Total Return Bond ETF
	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020
Operations:
Net investment income (loss)	$ 17,912,363	$ 17,569,906
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	13,867,891	22,527,381
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(18,928,165)	22,253,900
Net Increase (Decrease) in Net Assets Resulting from Operations	12,852,089	62,351,187
Distributions to Shareholders	(36,110,981)	(36,786,478)
Fund Share Transactions:
Sold	410,130,689	187,500,806
Redeemed	(24,491,561)	(106,603,304)
Other Capital	281,657	326,139
Net increase (decrease) from capital share transactions	385,920,785	81,223,641
Net Increase (Decrease) in Net Assets	362,661,893	106,788,350
Net Assets:
Beginning of period	697,309,264	590,520,914
End of period	$ 1,059,971,157	$ 697,309,264
The accompanying notes are an integral part of these financial statements.
85

Hartford Active Fixed Income ETFs
Financial Highlights

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Core Bond ETF
For the Year Ended July 31, 2021
$ 42.52	$ 0.44	$ (0.73)	$ (0.29)	$ 0.03	$ (0.45)	$ (0.33)	$ (0.78)	$ 41.48	(0.59)%	$ 265,503	0.29%	0.29%	1.06%	30% (5)
For the Period Ended July 31, 2020(6)
$ 40.00	$ 0.21	$ 2.50	$ 2.71	$ 0.05	$ (0.24)	$ —	$ (0.24)	$ 42.52	6.91% (7)	$ 138,187	0.29% (8)	0.29% (8)	1.19% (8)	26% (5)
Hartford Municipal Opportunities ETF
For the Year Ended July 31, 2021
$ 42.52	$ 0.80	$ 0.98	$ 1.78	$ 0.01	$ (0.79)	$ (1.20)	$ (1.99)	$ 42.32	4.40%	$ 201,043	0.29%	0.29%	1.92%	17%
For the Year Ended July 31, 2020
$ 41.72	$ 1.04 (9)	$ 0.95(9)	$ 1.99	$ 0.02	$ (1.06)	$ (0.15)	$ (1.21)	$ 42.52	4.90%	$ 106,291	0.29%	0.29%	2.49% (9)	67%
For the Year Ended July 31, 2019
$ 39.72	$ 1.07	$ 1.92	$ 2.99	$ 0.02	$ (1.01)	$ —	$ (1.01)	$ 41.72	7.68%	$ 139,773	0.29%	0.29%	2.65%	32%
For the Period Ended July 31, 2018(10)
$ 40.00	$ 0.54	$ (0.37)	$ 0.17	$ 0.07	$ (0.52)	$ —	$ (0.52)	$ 39.72	0.60% (7)	$ 11,916	0.34% (8)	0.34% (8)	2.18% (8)	37%
Hartford Schroders Tax-Aware Bond ETF
For the Year Ended July 31, 2021
$ 21.76	$ 0.25	$ 0.08	$ 0.33	$ 0.02	$ (0.25)	$ (0.06)	$ (0.31)	$ 21.80	1.64%	$ 105,708	0.39%	0.39%	1.14%	199%
For the Year Ended July 31, 2020
$ 20.95	$ 0.35	$ 0.91	$ 1.26	$ 0.02	$ (0.37)	$ (0.10)	$ (0.47)	$ 21.76	6.18%	$ 76,168	0.39%	0.39%	1.67%	165%
For the Year Ended July 31, 2019
$ 19.98	$ 0.51	$ 0.99	$ 1.50	$ —	$ (0.53)	$ —	$ (0.53)	$ 20.95	7.62%	$ 27,230	0.39%	0.39%	2.55%	165%
For the Period Ended July 31, 2018(11)
$ 20.00	$ 0.11	$ (0.06)	$ 0.05	$ 0.02	$ (0.09)	$ —	$ (0.09)	$ 19.98	0.37% (7)	$ 20,983	0.39% (8)	0.39% (8)	1.93% (8)	60%
Hartford Short Duration ETF
For the Year Ended July 31, 2021
$ 40.88	$ 0.90	$ 0.17	$ 1.07	$ 0.02	$ (0.94)	$ —	$ (0.94)	$ 41.03	2.69%	$ 129,241	0.29%	0.29%	2.20%	41% (12)
For the Year Ended July 31, 2020
$ 40.70	$ 1.29 (9)	$ 0.20(9)	$ 1.49	$ 0.02	$ (1.33)	$ —	$ (1.33)	$ 40.88	3.78%	$ 87,882	0.29%	0.29%	3.19% (9)	29% (12)
For the Year Ended July 31, 2019
$ 39.97	$ 1.38	$ 0.64	$ 2.02	$ 0.02	$ (1.31)	$ —	$ (1.31)	$ 40.70	5.20%	$ 109,889	0.29%	0.29%	3.45%	28%
For the Period Ended July 31, 2018(13)
$ 40.00	$ 0.19	$ (0.09)	$ 0.10	$ 0.02	$ (0.15)	$ —	$ (0.15)	$ 39.97	0.31% (7)	$ 19,983	0.29% (8)	0.29% (8)	2.75% (8)	1%
Hartford Total Return Bond ETF
For the Year Ended July 31, 2021
$ 42.52	$ 0.85	$ (0.35)	$ 0.50	$ 0.01	$ (0.91)	$ (0.96)	$ (1.87)	$ 41.16	1.26%	$ 1,059,971	0.29%	0.29%	2.07%	49% (14)
For the Year Ended July 31, 2020
$ 40.87	$ 1.13 (15)	$ 2.90(15)	$ 4.03	$ 0.02	$ (1.35)	$ (1.05)	$ (2.40)	$ 42.52	10.34%	$ 697,309	0.29%	0.29%	2.76% (15)	79% (14)
For the Year Ended July 31, 2019
$ 38.99	$ 1.30	$ 1.77	$ 3.07	$ 0.05	$ (1.24)	$ —	$ (1.24)	$ 40.87	8.14%	$ 590,521	0.29%	0.29%	3.30%	54%
The accompanying notes are an integral part of these financial statements.
86

Hartford Active Fixed Income ETFs
Financial Highlights – (continued)

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Total Return Bond ETF – (continued)
For the Period Ended July 31, 2018(16)
$ 40.00	$ 0.77	$ (1.14)	$ (0.37)	$ 0.08	$ (0.72)	$ —	$ (0.72)	$ 38.99	(0.71)% (7)	$ 44,835	0.38% (8)	0.38% (8)	2.35% (8)	46%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	There were no waivers or reimbursements for the periods shown.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 362% and 177% for the year ended July 31, 2021 and the period ended July 31, 2020, respectively.
(6)	Commenced operations on February 19, 2020.
(7)	Not annualized.
(8)	Annualized.
(9)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets of less than 0.005%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect this change in presentation.
(10)	Commenced operations on December 13, 2017.
(11)	Commenced operations on April 18, 2018.
(12)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 53% and 41% for the years ended July 31, 2021 and July 31, 2020, respectively.
(13)	Commenced operations on May 30, 2018.
(14)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 499% and 659% for the years ended July 31, 2021 and July 31, 2020, respectively.
(15)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect a change in accounting standard.
(16)	Commenced operations on September 27, 2017.
The accompanying notes are an integral part of these financial statements.
87

Hartford Active Fixed Income ETFs
 Notes to Financial Statements
 July 31, 2021

1.	Organization:
Hartford Funds Exchange-Traded Trust (the "Trust") is an open-end registered management investment company comprised of five operational series as of July 31, 2021. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:
Hartford Core Bond ETF (the "Core Bond ETF")
Hartford Municipal Opportunities ETF (the "Municipal Opportunities ETF")
Hartford Schroders Tax-Aware Bond ETF (the "Tax-Aware Bond ETF")
Hartford Short Duration ETF (the "Short Duration ETF")
Hartford Total Return Bond ETF (the "Total Return Bond ETF")
Core Bond ETF commenced operations on February 19, 2020. Municipal Opportunities ETF commenced operations on December 13, 2017. Short Duration ETF commenced operations on May 30, 2018. Tax-Aware Bond ETF commenced operations on April 18, 2018. Total Return Bond ETF commenced operations on September 27, 2017. Each Fund is an actively managed, exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Core Bond ETF and Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. ("Cboe BZX"). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of each Fund's shares is determined as the Exchange of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees (the "Board") of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do
88

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange. If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the close of the relevant exchange. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the close of the relevant exchange. Over-the-counter derivatives and other instruments that do not trade on an exchange are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
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The Board has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, monthly and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities
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may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2021.
In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of July 31, 2021.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of July 31, 2021.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of July 31, 2021.
e)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Trust has delegated to the sub-adviser(s), as applicable, the
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 July 31, 2021

responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of July 31, 2021.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended July 31, 2021, each of Core Bond ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended July 31, 2021, each of Short Duration ETF and Total Return Bond ETF had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying
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instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended July 31, 2021, each of Core Bond ETF and Total Return Bond ETF had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in
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the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended July 31, 2021, each of Core Bond ETF and Total Return Bond ETF had entered into Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended July 31, 2021, each of Core Bond ETF and Total Return Bond ETF had used Interest Rate Swap Contracts.
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e)	Additional Derivative Instrument Information:
Core Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 25,363	$ —	$ —	$ —	$ —	$ 25,363
Unrealized appreciation on futures contracts(1)	49,506	—	—	—	—	49,506
Unrealized appreciation on swap contracts(2)	—	—	5,877	—	—	5,877
Total	$ 74,869	$ —	$ 5,877	$ —	$ —	$ 80,746
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 816,688	$ —	$ —	$ —	$ —	$ 816,688
Written options, market value	21,987	—	—	—	—	21,987
Total	$ 838,675	$ —	$ —	$ —	$ —	$ 838,675

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 755,366	$ —	$ —	$ —	$ —	$ 755,366
Net realized gain (loss) on written options contracts	38,315	—	—	—	—	38,315
Net realized gain (loss) on swap contracts	4,939	—	(3,935)	—	—	1,004
Total	$ 798,620	$ —	$ (3,935)	$ —	$ —	$ 794,685
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (99,087)	$ —	$ —	$ —	$ —	$ (99,087)
Net change in unrealized appreciation (depreciation) of futures contracts	(594,231)	—	—	—	—	(594,231)
Net change in unrealized appreciation (depreciation) of written options contracts	52,913	—	—	—	—	52,913
Net change in unrealized appreciation (depreciation) of swap contracts	36,877	—	(433)	—	—	36,444
Total	$ (603,528)	$ —	$ (433)	$ —	$ —	$ (603,961)
For the year ended July 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	2,975,000
Futures Contracts Number of Long Contracts	7
Futures Contracts Number of Short Contracts	(203)
Written Options at Notional Amount	(5,608,333)
Swap Contracts at Notional Amount	$ 5,302,667
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Tax-Aware Bond ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 106,835	$ —	$ —	$ —	$ —	$ 106,835
Total	$ 106,835	$ —	$ —	$ —	$ —	$ 106,835

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 848,697	$ —	$ —	$ —	$ —	$ 848,697
Total	$ 848,697	$ —	$ —	$ —	$ —	$ 848,697
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (4,516)	$ —	$ —	$ —	$ —	$ (4,516)
Total	$ (4,516)	$ —	$ —	$ —	$ —	$ (4,516)
For the year ended July 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(141)
Short Duration ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 2,419	$ —	$ —	$ —	$ 2,419
Total	$ —	$ 2,419	$ —	$ —	$ —	$ 2,419
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 83,617	$ —	$ —	$ —	$ —	$ 83,617
Unrealized depreciation on foreign currency contracts	—	16,692	—	—	—	16,692
Total	$ 83,617	$ 16,692	$ —	$ —	$ —	$ 100,309

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

96

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

Short Duration ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 68,933	$ —	$ —	$ —	$ —	$ 68,933
Net realized gain (loss) on foreign currency contracts	—	(11,883)	—	—	—	(11,883)
Total	$ 68,933	$ (11,883)	$ —	$ —	$ —	$ 57,050
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (53,790)	$ —	$ —	$ —	$ —	$ (53,790)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	23,132	—	—	—	23,132
Total	$ (53,790)	$ 23,132	$ —	$ —	$ —	$ (30,658)
For the year ended July 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	90
Futures Contracts Number of Short Contracts	(72)
Foreign Currency Contracts Purchased at Contract Amount	$ 224,754
Foreign Currency Contracts Sold at Contract Amount	$ 3,298,325
Total Return Bond ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 173,205	$ —	$ —	$ —	$ —	$ 173,205
Unrealized appreciation on futures contracts(1)	767,392	—	—	—	—	767,392
Unrealized appreciation on foreign currency contracts	—	771,077	—	—	—	771,077
Unrealized appreciation on swap contracts(2)	—	—	71,613	—	—	71,613
Total	$ 940,597	$ 771,077	$ 71,613	$ —	$ —	$ 1,783,287
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 7,025,339	$ —	$ —	$ —	$ —	$ 7,025,339
Unrealized depreciation on foreign currency contracts	—	54,910	—	—	—	54,910
Written options, market value	150,146	—	—	—	—	150,146
Unrealized depreciation on swap contracts(2)	—	—	847,560	—	—	847,560
Total	$ 7,175,485	$ 54,910	$ 847,560	$ —	$ —	$ 8,077,955

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

97

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

Total Return Bond ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ 21,161	$ —	$ —	$ —	$ —	$ 21,161
Net realized gain (loss) on futures contracts	5,249,591	—	—	—	—	5,249,591
Net realized gain (loss) on written options contracts	1,650,375	—	—	—	—	1,650,375
Net realized gain (loss) on swap contracts	745,416	—	(884,789)	—	—	(139,373)
Net realized gain (loss) on foreign currency contracts	—	142,391	—	—	—	142,391
Total	$ 7,666,543	$ 142,391	$ (884,789)	$ —	$ —	$ 6,924,145
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (710,045)	$ —	$ —	$ —	$ —	$ (710,045)
Net change in unrealized appreciation (depreciation) of futures contracts	(4,767,012)	—	—	—	—	(4,767,012)
Net change in unrealized appreciation (depreciation) of written options contracts	259,834	—	—	—	—	259,834
Net change in unrealized appreciation (depreciation) of swap contracts	696,867	—	215,213	—	—	912,080
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	846,845	—	—	—	846,845
Total	$ (4,520,356)	$ 846,845	$ 215,213	$ —	$ —	$ (3,458,298)
For the year ended July 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	24,064,667
Futures Contracts Number of Long Contracts	404
Futures Contracts Number of Short Contracts	(1,078)
Written Options at Notional Amount	(92,376,333)
Swap Contracts at Notional Amount	$ 1,207,185,040
Foreign Currency Contracts Purchased at Contract Amount	$ 741,072
Foreign Currency Contracts Sold at Contract Amount	$ 27,803,324
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
98

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of July 31, 2021:

Core Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 49,506	$ (816,688)
Purchased options	25,363	—
Swap contracts	5,877	—
Written options	—	(21,987)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	80,746	(838,675)
Derivatives not subject to a MNA	(55,383)	816,688
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 25,363	$ (21,987)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Bank of America Securities LLC	$ 12,930	$ (11,209)	$ —	$ —	$ 1,721
Citibank NA	12,433	(10,778)	—	—	1,655
Total	$ 25,363	$ (21,987)	$ —	$ —	$ 3,376

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (11,209)	$ 11,209	$ —	$ —	$ —
Citibank NA	(10,778)	10,778	—	—	—
Total	$ (21,987)	$ 21,987	$ —	$ —	$ —

Tax-Aware Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (106,835)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(106,835)
Derivatives not subject to a MNA	—	106,835
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Short Duration ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 2,419	$ (16,692)
Futures contracts	—	(83,617)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,419	(100,309)
Derivatives not subject to a MNA	—	83,617
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 2,419	$ (16,692)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Barclays	$ 2,041	$ —	$ —	$ —	$ 2,041
BNP Paribas Securities Services	378	(378)	—	—	—
Total	$ 2,419	$ (378)	$ —	$ —	$ 2,041

99

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
BNP Paribas Securities Services	$ (16,692)	$ 378	$ —	$ —	$ (16,314)
Total	$ (16,692)	$ 378	$ —	$ —	$ (16,314)

Total Return Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 771,077	$ (54,910)
Futures contracts	767,392	(7,025,339)
Purchased options	173,205	—
Swap contracts	71,613	(847,560)
Written options	—	(150,146)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,783,287	(8,077,955)
Derivatives not subject to a MNA	(839,005)	7,034,371
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 944,282	$ (1,043,584)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 173,205	$ (150,146)	$ —	$ —	$ 23,059
Barclays	2,235	(2,235)	—	—	—
Citibank NA	623,411	—	—	—	623,411
Goldman Sachs & Co.	31,174	(31,174)	—	—	—
JP Morgan Chase & Co.	27,007	—	—	—	27,007
Morgan Stanley	87,250	(87,250)	—	—	—
Total	$ 944,282	$ (270,805)	$ —	$ —	$ 673,477

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (150,146)	$ 150,146	$ —	$ —	$ —
Barclays	(11,455)	2,235	—	—	(9,220)
BNP Paribas Securities Services	(18,583)	—	—	—	(18,583)
Deutsche Bank Securities, Inc.	(22,560)	—	—	—	(22,560)
Goldman Sachs & Co.	(236,788)	31,174	—	—	(205,614)
Merrill Lynch International	(210,665)	—	—	—	(210,665)
Morgan Stanley	(371,431)	87,250	—	—	(284,181)
Standard Chartered Bank	(5,970)	—	—	—	(5,970)
State Street Global Markets LLC	(3,560)	—	—	—	(3,560)
Westpac International	(12,426)	—	—	—	(12,426)
Total	$ (1,043,584)	$ 270,805	$ —	$ —	$ (772,779)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. The Funds' prospectus provides details of its principal risks.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
100

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize one or more London Interbank Offered Rates (collectively “LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The use of LIBOR is expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of certain LIBORs and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021, with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains
101

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year ended July 31, 2021 and the year or period ended July 31, 2020 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended July 31, 2021			For the Year or Period Ended July 31, 2020
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)
Core Bond ETF(2)	$ —	$ 2,571,564	$ 50,953	$ —	$ 267,216	$ —
Municipal Opportunities ETF	2,772,601	2,800	3,185,684	3,487,261	593,369	4,774
Tax-Aware Bond ETF	887,189	598,258	158,868	571,151	623,757	117,532
Short Duration ETF	—	2,445,966	—	—	3,544,221	—
Total Return Bond ETF	—	34,912,293	1,198,688	—	36,786,478	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
(2)	Commenced operations on February 19, 2020.
As of July 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences(1)	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Core Bond ETF	$ —	$ 121,258	$ 388,819	$ —	$ (930,577)	$ 785,896	$ 365,396
Municipal Opportunities ETF	281,206	—	—	(209,597)	(249,304)	8,481,097	8,303,402
Tax-Aware Bond ETF	93,524	281,244	746,563	—	(114,543)	2,651,410	3,658,198
Short Duration ETF	—	303,881	—	(10,903)	(191,092)	1,490,066	1,591,952
Total Return Bond ETF	—	8,524,735	6,512,318	—	(12,475,689)	31,482,857	34,044,221

(1)	The temporary differences noted above are comprised of distributions payable and straddle related deferrals.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as redemption in-kind transactions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended July 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Core Bond ETF	$ 38,965	$ (38,965)
Tax-Aware Bond ETF	219,191	(219,191)
Total Return Bond ETF	(196,834)	196,834
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.
At July 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Municipal Opportunities ETF	$ 167,218	$ 42,379
Short Duration ETF	10,903	—
Core Bond ETF, Tax-Aware Bond ETF and Total Return Bond ETF had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2021.
During the year ended July 31, 2021, Short Duration ETF utilized $650,771 of prior capital loss carryforwards.
102

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at July 31, 2021 is different from book purposes primarily due to wash sale deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond ETF	$ 352,936,515	$ 2,482,235	$ (1,696,339)	$ 785,896
Municipal Opportunities ETF	191,871,724	8,523,845	(42,748)	8,481,097
Tax-Aware Bond ETF	104,765,747	2,691,227	(39,817)	2,651,410
Short Duration ETF	129,806,957	1,770,423	(280,604)	1,489,819
Total Return Bond ETF	1,361,427,017	41,106,957	(9,626,811)	31,480,146
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of July 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended July 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Core Bond ETF, Municipal Opportunities ETF, Short Duration ETF, and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to Tax-Aware Bond ETF. SIMNA performs the daily investment of the assets of Tax-Aware Bond ETF in accordance with the Fund’s investment objective and policies and SIMNA may allocate assets to or from SIMNA Ltd. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington and SIMNA, as applicable. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
Under the Investment Management Agreement, the Investment Manager agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes and acquired fund fees and expenses) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the management fee payable to the Investment Manager under the Investment Management Agreement. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by the Investment Management Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Core Bond ETF	0.29%
Municipal Opportunities ETF	0.29%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Total Return Bond ETF	0.29%
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 Notes to Financial Statements – (continued)
 July 31, 2021

b)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
For the year ended July 31, 2021, the Funds did not pay any Rule 12b-1 fees.
c)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended July 31, 2021, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
8.	Securities Lending:
The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents the market value of each Fund's securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of July 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Core Bond ETF	$ 252,320	$ (252,320)	$ —
Municipal Opportunities ETF	—	—	—
Tax-Aware Bond ETF	—	—	—
Short Duration ETF	—	—	—
Total Return Bond ETF	1,769,553	(1,769,553)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.
(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.
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Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:
Fund	Cash Collateral	Non-Cash Collateral
Core Bond ETF	$ 259,360	$ —
Municipal Opportunities ETF	—	—
Tax-Aware Bond ETF	—	—
Short Duration ETF	—	—
Total Return Bond ETF	1,821,944	—
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2021.
Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Core Bond ETF
Securities Lending Transactions(1)
Corporate Bonds	$ 259,360	$ —	$ —	$ —	$ 259,360
Total Borrowings	$ 259,360	$ —	$ —	$ —	$ 259,360
Gross amount of recognized liabilities for securities lending transactions					$ 259,360
Total Return Bond ETF
Securities Lending Transactions(1)
Corporate Bonds	$ 469,281	$ —	$ —	$ —	$ 469,281
Municipal Bonds	1,352,663	—	—	—	1,352,663
Total Borrowings	$ 1,821,944	$ —	$ —	$ —	$ 1,821,944
Gross amount of recognized liabilities for securities lending transactions					$ 1,821,944

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
11.	Affiliate Holdings:
As of July 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:

Fund	Percentage of Fund
Core Bond ETF	89%
Short Duration ETF	35%
Total Return Bond ETF	55%
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Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

12.	Investment Transactions:
For the year ended July 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Core Bond ETF	$ 87,989,596	$ 33,218,881	$ 88,536,841	$ 8,116,534	$ 176,526,437	$ 41,335,415
Municipal Opportunities ETF	111,377,484	24,519,671	—	—	111,377,484	24,519,671
Tax-Aware Bond ETF	97,865,401	62,013,032	161,543,179	149,055,729	259,408,580	211,068,761
Short Duration ETF	73,546,394	38,897,033	8,348,299	4,463,014	81,894,693	43,360,047
Total Return Bond ETF	447,860,195	204,152,507	330,361,665	204,010,289	778,221,860	408,162,796
For the year ended July 31, 2021, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Core Bond ETF	$ —	$ 2,735,625	$ 38,965
Tax-Aware Bond ETF	—	12,969,708	219,191
Short Duration ETF	3,580,369	—	—
Total Return Bond ETF	76,483,163	24,014,300	(196,834)
13.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units." Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Core Bond ETF and Short Duration ETF are listed and traded throughout the day on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
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Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

The following information is for the year ended July 31, 2021 and the year or period ended July 31, 2020:

	For the Year Ended July 31, 2021		For the Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Core Bond ETF(1)
Shares Sold	3,500,000	$ 144,816,846	3,250,001	$ 134,854,721
Shares Redeemed	(350,000)	(14,733,496)	(1)	(40)
Other Capital	—	94,078	—	66,143
Total Net Increase (Decrease)	3,150,000	130,177,428	3,250,000	134,920,824
Municipal Opportunities ETF
Shares Sold	2,250,000	$ 94,043,807	1,650,000	$ 68,918,072
Shares Redeemed	—	—	(2,500,000)	(103,092,703)
Other Capital	—	23,511	—	70,014
Total Net Increase (Decrease)	2,250,000	94,067,318	(850,000)	(34,104,617)
Tax-Aware Bond ETF
Shares Sold	3,400,000	$ 73,651,787	2,850,000	$ 59,891,636
Shares Redeemed	(2,050,000)	(44,543,164)	(650,000)	(13,556,025)
Other Capital	—	78,883	—	55,602
Total Net Increase (Decrease)	1,350,000	29,187,506	2,200,000	46,391,213
Short Duration ETF
Shares Sold	1,500,000	$ 61,613,986	500,000	$ 20,439,303
Shares Redeemed	(500,000)	(20,509,616)	(1,050,000)	(42,222,963)
Other Capital	—	59,666	—	55,649
Total Net Increase (Decrease)	1,000,000	41,164,036	(550,000)	(21,728,011)
Total Return Bond ETF
Shares Sold	9,950,000	$ 410,130,689	4,600,000	$ 187,500,806
Shares Redeemed	(600,000)	(24,491,561)	(2,650,000)	(106,603,304)
Other Capital	—	281,657	—	326,139
Total Net Increase (Decrease)	9,350,000	385,920,785	1,950,000	81,223,641

(1)	Commenced operations on February 19, 2020.
14.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Trust, on behalf of each of Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY's report on the Funds' financial statements as of and for the fiscal year ended July 31, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended July 31, 2018 and July 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on July 31, 2018 and July 31, 2019 and through November 6, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices,
107

Hartford Active Fixed Income ETFs
 Notes to Financial Statements – (continued)
 July 31, 2021

financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of the Trust’s Board of Trustees participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each of Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF for the fiscal year ended July 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). PwC had also been appointed to serve as the independent registered public accounting firm for the Core Bond ETF for the fiscal year ended July 31, 2020.
17.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
108

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Hartford Funds Exchange-Traded Trust and Shareholders of Hartford Core Bond ETF, Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Hartford Funds Exchange-Traded Trust, hereafter collectively referred to as the "Funds") as of July 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Hartford Municipal Opportunities ETF Hartford Schroders Tax-Aware Bond ETF Hartford Short Duration ETF Hartford Total Return Bond ETF	For the year ended July 31, 2021	For the years ended July 31, 2021 and 2020	For the years ended July 31, 2021 and 2020
Hartford Core Bond ETF	For the year ended July 31, 2021	For the year ended July 31, 2021 and the period February 19, 2020 (commencement of operations) through July 31, 2020	For the year ended July 31, 2021 and the period February 19, 2020 (commencement of operations) through July 31, 2020
The financial statements of Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 27, 2021
We have served as the auditor of one or more Hartford Funds investment companies since 2020.
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Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Hartford Funds Exchange-Traded Trust has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
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Trustees and Officers of the Trust (Unaudited)

Hartford Funds Exchange-Traded Trust (the “Trust”) is overseen by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of July 31, 2021. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	74	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	74	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG† (1946)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	74	None
DERRICK D. CEPHAS(4) (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	74	Mr. Cephas currently serves a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee.
CHRISTINE R. DETRICK (1958)	Trustee	Since 2017	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	74	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
ANDREW A. JOHNSON(4) (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	74	None
PAUL L. ROSENBERG(4) (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	74	None
111

Hartford Active Fixed Income ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY TRUSTEE
LEMMA W. SENBET† (1946)	Trustee	Since 2017	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	74	None
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	74	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	74	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
112

Hartford Active Fixed Income ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY TRUSTEE
JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since 2016	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Treasurer of the Trust. Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

†	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Trustees.
(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Each Trustee holds an indefinite term until the Trustee's retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee's resignation, removal, or death prior to the Trustee's retirement. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.
(4)	Effective November 2, 2020, Messrs. Cephas, Johnson, and Rosenberg were elected to the Board of Trustees.
(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.
113

Hartford Active Fixed Income ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
114

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Core Bond ETF, Hartford Municipal Opportunities ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Tax-Aware Bond ETF is sub-advised by Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd”, together with SIMNA, “Schroders”). The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.
ETFAR-AFI21    09/21     224757    HFA001163    Printed in the U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$110,000 for the fiscal year ended July 31, 2021; $110,000 for the fiscal year ended July 31, 2020.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended July 31, 2021; $0 for the fiscal year ended July 31, 2020.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$40,000 for the fiscal year ended July 31, 2021; $45,200 for the fiscal year ended July 31, 2020. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$385 for the fiscal year ended July 31, 2021; $0 for the fiscal year ended July 31, 2020.

(e)

Pre-Approval Policies and Procedures

(1)   The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

a.   The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b.  The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.   The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

d.  The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

e.   The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(2)   One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended July 31, 2021, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $40,385 for the fiscal year ended July 31, 2021; $45,200 for the fiscal year ended July 31, 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Lynn S. Birdsong, Derrick D. Cephas, Paul L. Rosenberg, and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 6, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 6, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 6, 2021	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial and Principal Accounting Officer)